                                                                    EXHIBIT 10.1


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                                CREDIT AGREEMENT

                             DATED AS OF MAY 4, 2001

                                  By and Among

                             CT COMMUNICATIONS, INC.

                                       and

                  the Subsidiary Borrowers referred to herein,

                                  as Borrowers,

                                       and

                                  COBANK, ACB,

                      as Administrative Agent and a Lender,

                                       and

                      the other Lenders referred to herein






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


                                TABLE OF CONTENTS

SECTION 1 AMOUNTS AND TERMS OF LOANS..............................................................................1
         1.1      Loans...........................................................................................1
                  (A)      Term Loans.............................................................................1
                  (B)      Revolving Loans........................................................................2
                  (C)      Notes..................................................................................2
                  (D)      Advances...............................................................................2
         1.2      Interest........................................................................................2
                  (A)      Interest Options.......................................................................2
                  (B)      Applicable Margins.....................................................................2
                  (C)      Interest Periods.......................................................................3
                  (D)      Calculation and Payment................................................................3
                  (E)      Default Rate of Interest...............................................................4
                  (F)      Excess Interest........................................................................4
                  (G)      Selection, Conversion or Continuation of Loans; LIBOR Availability.....................4
         1.3      Notice of Borrowing, Conversion or Continuation of Loans........................................5
         1.4      Fees and Expenses...............................................................................5
                  (A)      Revolving Loan Commitment Fee..........................................................5
                  (B)      Certain Other Fees.....................................................................5
                  (C)      Breakage Fees..........................................................................5
                  (D)      Expenses and Attorneys Fees............................................................6
         1.5      Payments........................................................................................6
         1.6      Repayments and Reduction of Loans and Commitments...............................................7
                  (A)      Scheduled Repayments and Reductions of Term Loans and Revolving Loan Commitment........7
                  (B)      Reductions Resulting From Mandatory Repayments.........................................7
                  (C)      Voluntary Reduction of Revolving Loan Commitment.......................................7
                  (D)      Mandatory Repayments...................................................................8
         1.7      Voluntary Prepayments and Other Mandatory Repayments............................................8
                  (A)      Voluntary Prepayment of Loans..........................................................8
                  (B)      Repayments from Insurance Proceeds.....................................................8
                  (C)      Repayments from Asset Dispositions.....................................................8
                  (D)      Repayment Upon Failure to Obtain PUC Approval..........................................8
         1.8      Application of Repayments; Payment of Breakage Fees, Etc........................................9
         1.9      Loan Accounts...................................................................................9
         1.10     Changes in LIBOR Rate Availability..............................................................9
         1.11     Capital Adequacy and Other Adjustments.........................................................10
         1.12     Optional Prepayment/Replacement of Lender in Respect of Increased Costs........................10
         1.13     Taxes..........................................................................................11
                  (A)      No Deductions.........................................................................11
                  (B)      Foreign Lenders.......................................................................12
         1.14     Changes in Tax Laws............................................................................12
         1.15     Term of This Agreement.........................................................................13
SECTION 2 AFFIRMATIVE COVENANTS..................................................................................13

         2.1      Compliance With Laws...........................................................................13
         2.2      Maintenance of Books and Records; Insurance....................................................13
         2.3      Inspection; Lender Meeting.....................................................................14
         2.4      Legal Existence, Etc...........................................................................14
         2.5      Use of Proceeds................................................................................14
         2.6      Further Assurances.............................................................................14
         2.7      CoBank Patronage Capital.......................................................................14
         2.8      Additional Subsidiaries........................................................................15
         2.9      Utilities Commission Approval..................................................................15
SECTION 3 NEGATIVE COVENANTS.....................................................................................15
         3.1      Indebtedness...................................................................................15
         3.2      Liens and Related Matters......................................................................16
                  (A)      No Liens..............................................................................16
                  (B)      No Negative Pledges...................................................................16
         3.3      Investments....................................................................................16
         3.4      Contingent Obligations.........................................................................18
         3.5      Restricted Junior Payments.....................................................................18
         3.6      Restriction on Fundamental Changes.............................................................19
         3.7      Limitations on Exchange and Issuance of Capital Stock..........................................19
         3.8      Disposal of Assets or Subsidiary Stock.........................................................20
         3.9      Transactions with Affiliates...................................................................20
         3.10     Conduct of Business............................................................................20
         3.11     Fiscal Year....................................................................................20
         3.12     Amendments: Payments and Prepayments of Subordinated Debt......................................21
SECTION 4 FINANCIAL COVENANTS AND REPORTING......................................................................21
         4.1      Total Leverage Ratio...........................................................................21
         4.2      Indebtedness to Total Capitalization Ratio.....................................................21
         4.3      Financial Statements and Other Reports.........................................................21
                  (A)      Quarterly Financials..................................................................21
                  (B)      Year-End Financials...................................................................21
                  (C)      Borrower Compliance Certificate.......................................................22
                  (D)      Accountants' Reliance Letter..........................................................22
                  (E)      Accountants' Reports..................................................................22
                  (F)      Projections...........................................................................22
                  (G)      SEC Filings and Press Releases........................................................23
                  (H)      Events of Default, Etc................................................................23
                  (I)      Litigation............................................................................23
                  (J)      Supplemented Schedules; Notice of Corporate Changes...................................23
                  (K)      Regulatory and Other Notices..........................................................23
                  (L)      Other Information.....................................................................24
         4.4      Accounting Terms; Utilization of GAAP for Purposes of Calculations Under Agreement.............24
SECTION 5 REPRESENTATIONS AND WARRANTIES.........................................................................24
         5.1      Disclosure.....................................................................................24
         5.2      No Material Adverse Effect.....................................................................24
         5.3      Organization, Powers, Authorization and Good Standing..........................................25

                                       ii

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
                  (A)      Organization and Powers...............................................................25
                  (B)      Authorization; Binding Obligation.....................................................25
                  (C)      Qualification.........................................................................25
         5.4      Compliance of Agreement, Loan Documents and Borrowings with Applicable Law.....................25
         5.5      Compliance with Law; Governmental Approvals....................................................25
         5.6      Tax Returns and Payments.......................................................................26
         5.7      Environmental Matters..........................................................................26
         5.8      Financial Statements...........................................................................26
         5.9      Intellectual Property..........................................................................26
         5.10     Litigation, Investigations, Audits, Etc........................................................27
         5.11     Employee Labor Matters.........................................................................27
         5.12     Employee Benefit Plans.........................................................................27
         5.13     Communications Regulatory Matters..............................................................27
         5.14     Solvency.......................................................................................28
         5.15     Investment Company Act; Public Utility Holding Act.............................................28
         5.16     Certain Agreements and Material Contracts......................................................28
         5.17     Capitalization.................................................................................28
         5.18     Title to Properties............................................................................29
SECTION 6 EVENTS OF DEFAULT AND RIGHTS AND REMEDIES..............................................................30
         6.1      Event of Default...............................................................................30
                  (A)      Payment...............................................................................30
                  (B)      Default in Other Agreements...........................................................30
                  (C)      Breach of Certain Provisions..........................................................30
                  (D)      Breach of Warranty....................................................................30
                  (E)      Other Defaults Under Loan Documents...................................................30
                  (F)      Involuntary Bankruptcy; Appointment of Receiver, Etc..................................30
                  (G)      Voluntary Bankruptcy; Appointment of Receiver; Etc....................................31
                  (H)      Governmental Liens....................................................................31
                  (I)      Judgment and Attachments..............................................................31
                  (J)      Dissolution...........................................................................31
                  (K)      Solvency..............................................................................31
                  (L)      Injunction............................................................................31
                  (M)      ERISA; Pension Plans..................................................................32
                  (N)      Environmental Matters.................................................................32
                  (O)      Invalidity of Loan Documents..........................................................32
                  (P)      Damage; Strike; Casualty..............................................................32
                  (Q)      Licenses and Permits..................................................................32
                  (R)      Material Adverse Effect...............................................................32
                  (S)      Certain Material Contracts............................................................33
                  (T)      Hedging Agreement.....................................................................33
         6.2      Suspension of Commitments......................................................................33
         6.3      Acceleration...................................................................................33
         6.4      Rights of Collection...........................................................................33
         6.5      Consents.......................................................................................33
         6.6      Performance by Administrative Agent............................................................34

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
         6.7      Set Off and Sharing of Payments................................................................34
         6.8      Application of Payments........................................................................34
         6.9      Adjustments....................................................................................35
SECTION 7 CONDITIONS TO LOANS....................................................................................35
         7.1      Conditions to Initial Loan.....................................................................35
                  (A)      Executed Loan and Other Documents.....................................................35
                  (B)      Closing Certificates; Opinions........................................................35
                  (C)      Consents..............................................................................36
                  (D)      Financial Matters.....................................................................37
                  (E)      Miscellaneous.........................................................................37
         7.2      Conditions to All Loans........................................................................37
SECTION 8 ASSIGNMENT AND PARTICIPATION...........................................................................38
         8.1      Assignments and Participations in Loans and Notes..............................................38
         8.2      Administrative Agent...........................................................................40
                  (A)      Appointment...........................................................................40
                  (B)      Nature of Duties......................................................................40
                  (C)      Rights, Exculpation, Etc..............................................................41
                  (D)      Reliance..............................................................................41
                  (E)      Indemnification.......................................................................41
                  (F)      Administrative Agent Individually.....................................................42
                  (G)      Notice of Default.....................................................................42
                  (H)      Successor Administrative Agent........................................................43
                  (I)      Dissemination of Information..........................................................43
         8.3      Amendments, Consents and Waivers for Certain Actions...........................................43
         8.4      Disbursement of Funds..........................................................................43
         8.5      Disbursements of Advances; Payments............................................................44
                  (A)      Pro Rata Treatment; Application.......................................................44
                  (B)      Availability of Lender's Pro Rata Share...............................................44
                  (C)      Return of Payments....................................................................44
SECTION 9 MISCELLANEOUS..........................................................................................45
         9.1      Indemnities....................................................................................45
         9.2      Amendments and Waivers.........................................................................45
         9.3      Notices........................................................................................46
         9.4      Failure or Indulgence Not Waiver; Remedies Cumulative..........................................46
         9.5      Marshaling; Payments Set Aside.................................................................46
         9.6      Severability...................................................................................47
         9.7      Lenders' Obligations Several; Independent Nature of Lenders' Rights............................47
         9.8      Headings.......................................................................................47
         9.9      Governing Law..................................................................................47
         9.10     Successors and Assigns.........................................................................47
         9.11     No Fiduciary Relationship......................................................................47
         9.12     Construction...................................................................................47
         9.13     Confidentiality................................................................................47
         9.14     Consent to Jurisdiction and Service of Process.................................................48
         9.15     Waiver of Jury Trial...........................................................................48
         9.16     Survival of Warranties and Certain Agreements..................................................49

         9.17     Entire Agreement...............................................................................49
         9.18     Counterparts; Effectiveness....................................................................49
         9.19     CT as Agent for Borrowers......................................................................49
         9.20     Liability Unconditional........................................................................50
SECTION 10 DEFINITIONS...........................................................................................50
         10.1     Certain Defined Terms..........................................................................50
         10.2     Other Definitional Provisions..................................................................61

                                    SCHEDULES

         Schedule 3.1        Certain Indebtedness
         Schedule 3.3        Investments
         Schedule 3.9        Transactions with Affiliates
         Schedule 5.4        Governmental Approvals
         Schedule 5.5        Compliance with Law
         Schedule 5.6        Tax Returns and Payments
         Schedule 5.10       Litigation, Etc.
         Schedule 5.11       Employee Labor Matters
         Schedule 5.13(A)    License Information
         Schedule 5.16       Certain Agreements and Material Contracts
         Schedule 5.17       Capitalization
         Schedule 10.1(B)    Service Areas

                                    EXHIBITS

         Exhibit 1.3         Form of Notice of Borrowing/Conversion/Continuation
         Exhibit 4.3(C)      Form of Compliance Certificate
         Exhibit 10.1(A)     Form of Term Loan Promissory Note
         Exhibit 10.1(B)     Form of Revolving Loan Promissory Note
         Exhibit 10.1(C)     Form of Joinder Agreement
         Exhibit 10.1(D)     Form of Lender Addition Agreement


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



                             INDEX OF DEFINED TERMS


         Defined Term                                        Defined in Section
         ------------                                        -------------------
         Accounting Changes                                        ss.4.4
         Adjustment Date                                           ss.10.1
         Administrative Agent                                      ss.10.1
         Affected Lender                                           ss.1.12
         Affiliate                                                 ss.10.1
         Agreement                                                 ss.10.1
         Annual Operating Cash Flow                                ss.10.1
         Applicable Commitment Fee Percentage                      ss.10.1
         Applicable Law                                            ss.10.1
         Asset Disposition                                         ss.10.1
         Bankruptcy Code                                           ss.10.1
         Base Rate                                                 ss.10.1
         Base Rate Loan                                            ss.10.1
         Benefited Lender                                          ss.6.9
         Borrower(s)                                               Preamble
         Breakage Fee                                              ss.1.4(C)
         Business Day                                              ss.10.1
         Calculation Period                                        ss.10.1
         Cash Equivalents                                          ss.10.1
         Certificate of Exemption                                  ss.1.13(B)
         Closing Date                                              ss.10.1
         CoBank                                                    Preamble
         Communications Act                                        ss.10.1
         Communications System                                     ss.10.1
         Compliance Certificate                                    ss.4.3(C)
         Contingent Obligation                                     ss.10.1
         Convertible/Redeemable Equity                             ss.3.7
         CT Trust                                                  ss.3.3(E)
         Default                                                   ss.10.1
         Environmental Laws                                        ss.10.1
         Event of Default                                          ss.6.1
         Facilities                                                ss.10.1
         FCC                                                       ss.10.1
         FDPA                                                      ss.2.2
         Federal Funds Rate                                        ss.10.1
         Foreign Lender                                            ss.1.13(B)
         Funding Date                                              ss.7.2
         GAAP                                                      ss.10.1
         Governmental Approvals                                    ss.10.1
         Governmental Authority                                    ss.10.1

         Indebtedness                                              ss.10.1
         Indebtedness to Capitalization Ratio                      ss.10.1
         Indemnitees                                               ss.9.1
         Intellectual Property Rights                              ss.5.9
         Interest Period                                           ss.1.2(C)
         Investment                                                ss.10.1
         IRC                                                       ss.10.1
         Lender(s)                                                 ss.10.1
         Lender Addition Agreement                                 ss.10.1
         Letter of Non-Exemption                                   ss.1.13(B)
         LIBOR                                                     ss.10.1
         LIBOR Loans                                               ss.10.1
         LIBOR Margin                                              ss.10.1
         Licenses                                                  ss.10.1
         Lien                                                      ss.10.1
         Loan(s)                                                   ss.10.1
         Loan Commitment(s)                                        ss.10.1
         Loan Documents                                            ss.10.1
         Material Adverse Effect                                   ss.10.1
         Material Contracts                                        ss.10.1
         Net Proceeds                                              ss.10.1
         Note(s)                                                   ss.10.1
         Notice of Borrowing/Conversion/Continuation               ss.1.3
         Obligations                                               ss.10.1
         Operating Cash Flow                                       ss.10.1
         PCS System                                                ss.10.1
         Permitted Acquisition                                     ss.3.3(D)
         Permitted Encumbrances                                    ss.10.1
         Person                                                    ss.10.1
         Prime Rate                                                ss.10.1
         Prior Indebtedness                                        Recitals
         Pro Rata Share                                            ss.10.1
         Projections                                               ss.10.1
         PUC                                                       ss.10.1
         Quoted Rate                                               ss.10.1
         Quoted Rate Loan                                          ss.10.1
         Quoted Rate Period                                        ss.1.2(A)
         Replacement Lender                                        ss.1.12(A)
         Requisite Lenders                                         ss.10.1
         Restricted Junior Payment                                 ss.10.1
         Revolving Loan(s)                                         ss.10.1
         Revolving Loan Commitment                                 ss.10.1
         Revolving Loan Expiration Date                            ss.10.1
         Revolving Loan Facility                                   ss.10.1
         Revolving Note(s)                                         ss.10.1
         SEC                                                       ss.4.3(G)


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


         Statement                                                 ss.4.3(B)
         Subscribers                                               ss.10.1
         Subsidiary                                                ss.10.1
         Subsidiary Borrowers                                      Preamble
         Tax Liabilities                                           ss.1.13(A)
         Term Loan(s)                                              ss.10.1
         Term Loan Availability Expiration Date                    ss.10.1
         Term Loan Commitment                                      ss.10.1
         Term Loan Facility                                        ss.10.1
         Term Loan Maturity Date                                   ss.10.1
         Term Note(s)                                              ss.10.1
         Total Capitalization                                      ss.10.1
         Total Lender Loan Commitment                              ss.10.1
         Total Leverage Ratio                                      ss.10.1

                                CREDIT AGREEMENT


         This CREDIT AGREEMENT (this "Agreement") is entered into as of May 4, 2001, among CT COMMUNICATIONS, INC., a North Carolina corporation ("CT") and each of the Subsidiaries of CT listed on the signature pages hereto and each additional Subsidiary of CT which hereafter becomes a Borrower pursuant to
Section 2.8 (collectively, the "Subsidiary Borrowers" and together with CT, "Borrowers"), COBANK, ACB (in its individual capacity ("CoBank")), as a Lender and in its capacity as Administrative Agent, and such other Lenders as may become a party to this Agreement. Capitalized terms used and not otherwise defined herein shall have the meanings given to them in Section 10.1 of this Agreement.


                                R E C I T A L S:
                                ---------------

         WHEREAS, Borrowers desire that Lenders extend a term loan facility and revolving credit facility to Borrowers available to refinance existing indebtedness of Borrowers under that certain Credit Agreement, dated as of December 22, 1998, among Borrowers, the lenders named therein and First Union National Bank, as Administrative Agent (the "Prior Indebtedness"), to finance the acquisition of certain equipment for the Communications System operated by Borrowers, to finance certain costs associated with the Facilities, and to provide funds for other general corporate purposes of Borrowers, including, without limitation, their working capital needs; and

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:


                                   SECTION 1

                           AMOUNTS AND TERMS OF LOANS

         1.1 Loans. Subject to the terms and conditions of this Agreement and in reliance upon the representations, warranties and covenants of Borrowers contained herein and in the other Loan Documents:

                  (A) Term Loans. Each Lender, severally and not jointly, agrees to lend to Borrowers, on a joint and several basis, as requested by CT, on behalf of Borrowers, during the period commencing on the date all conditions precedent set forth in Subsections 7.1 and 7.2 are satisfied or waived as provided herein and ending on the Term Loan Availability Revolving Loan Expiration Date, its Pro Rata Share of each Term Loan; provided that no Lender shall be required at any time to lend more than its respective Pro Rata Share of the Term Loan Commitment. Amounts borrowed under this Subsection 1.1(A) that are repaid may not be reborrowed.

Credit Agreement/CT Communications


                  (B) Revolving Loans. Each Lender, severally and not jointly, agrees to lend to Borrowers, during the period commencing on the date the entire Term Loan Commitment has been advanced and all conditions precedent set forth in Subsections 7.1 and 7.2 are satisfied or waived as provided herein and ending on the Business Day immediately preceding the Revolving Loan Expiration Date, its Pro Rata Share of each Revolving Loan; provided that no Lender shall be required at any time to lend more than its respective Pro Rata Share of the Revolving Loan Commitment. Within the limits of the Revolving Loan Commitment and this Subsection 1.1(B), amounts borrowed under this Subsection 1.1(B) may be prepaid and reborrowed at any time prior to the Revolving Loan Expiration Date.

                  (C) Notes. Borrowers shall execute and deliver to each Lender a Term Note, dated the Closing Date, in the principal amount of such Lender's Pro Rata Share of the Term Loan Commitment, and a Revolving Note, dated the Closing Date, in the principal amount of such Lender's Pro Rata Share of the Revolving Loan Commitment.

                  (D) Advances. Loans will be made available by wire transfer of immediately available funds. Wire transfers will be made to such account or accounts as may be authorized by CT, on behalf of Borrowers.

         1.2 Interest.

                  (A) Interest Options. From the date each Loan is made, based upon CT's election, on behalf of Borrowers, at such time and from time to time thereafter (as provided in Subsection 1.3 and subject to the conditions set forth in such Subsection and Subsection 1.2 (C)), each Loan shall accrue interest as follows:

                           (1) as a Base Rate Loan, at the Base Rate;

                           (2) as a LIBOR Loan, for the applicable Interest
Period (as defined in Subsection 1.2 (C)), at the sum of LIBOR plus the LIBOR Margin applicable on the first day of the applicable Interest Period.

                           (3) if a Term Loan, as a Quoted Rate Loan for the
applicable Quoted Rate Period (as hereinafter defined), at the Quoted Rate.

         The Quoted Rate may be fixed for such period as may be agreeable to CoBank in its sole discretion (each, a "Quoted Rate Period"); provided; however, the period during which the Quoted Rate applies shall not extend beyond the Term Loan Maturity Date and may only expire on a Business Day.

Except as otherwise provided in Subsection 6.6, interest on all other Obligations shall accrue at the Base Rate.

                  (B) Applicable Margins. The applicable LIBOR Margin for the Revolving Loans and the Term Loans shall be for each Calculation Period the applicable per annum percentage set forth in the pricing table below opposite the Total Leverage Ratio of Borrowers, on a consolidated

Credit Agreement/CT Communications


basis.

                                  PRICING TABLE

===============================================================================

                        Total
                   Leverage Ratio                           LIBOR Margin
-------------------------------------------------------------------------------

          greater than or equal to 2.50:1                      1.750%

-------------------------------------------------------------------------------

greater than or equal to 2.00:1 but less than 2.50:1           1.500%

-------------------------------------------------------------------------------

                  less than 2.00:1                             1.250%
===============================================================================

                  (C) Interest Periods. Each LIBOR Loan may be obtained for a one (1), two (2), three (3) or six (6) month period (each such period being an "Interest Period"). With respect to all LIBOR Loans and Quoted Rate Loans:

                           (i) the Interest Period or Quoted Rate Period will commence on the date that the LIBOR Loan is made or the date on which any portion of the Base Rate Loan or Quoted Rate Loan is converted into a LIBOR Loan or Quoted Rate Loan, or, in the case of immediately successive Interest Periods or Quoted Rate Period, each successive Interest Period or Quoted Rate Period shall commence on the day on which the immediately preceding Interest Period or Quoted Rate Period expires;

                           (ii) if the Interest Period would otherwise expire on a day that is not a Business Day, then it will expire on the next Business Day, provided, that if any Interest Period would otherwise expire on a day that is not a Business Day and such day is a day of a calendar month after which no further Business Day occurs in such month, such Interest Period shall expire on the Business Day next preceding such day;

                           (iii) any Interest Period that begins on the last Business Day of a calendar month or on a day for which there is no numerically corresponding day in the last calendar month in such Interest Period shall end on the last Business Day of the last calendar month in such Interest Period; and

                           (iv) no Interest Period or Quoted Rate Period shall be selected for any Loan if, in order to make repayments required pursuant to Subsection 1.6(A), repayment of all or any portion of such Loan prior to the expiration of such Interest Period or Quoted Rate Period would be necessary.

                  (D) Calculation and Payment. Interest on all LIBOR Loans and Quoted Rate Loans shall be calculated daily on the basis of a three hundred sixty (360) day year for the actual number of days elapsed. The interest on the Base Rate Loans and all other Obligations and the amount of any fees set forth in Subsection 1.4 shall be calculated daily on the basis of a three

Credit Agreement/CT Communications


hundred sixty-five or -six (365-6) day year for the actual number of days elapsed. The date of funding or conversion to a Base Rate Loan and the first day of an Interest Period with respect to a LIBOR Loan and the first day of any Quoted Rate Period with respect to a Quoted Rate Loan shall be included in the calculation of interest. The date of payment of any Loan and the last day of an Interest Period with respect to a LIBOR Loan and the last day of any Quoted Rate Period with respect to a Quoted Rate Loan shall be excluded from the calculation of interest; provided, if a Loan is repaid on the same day that it is made, one
(1) day's interest shall be charged.

                  Interest accruing on the Base Rate Loans and the Quoted Rate Loans is payable in arrears on each of the following dates or events: (i) the last day of each calendar quarter, (ii) the prepayment of such Loan (or portion thereof) and (iii) the Term Loan Maturity Date or the Revolving Loan Expiration Date, as applicable, whether by acceleration or otherwise. Interest accruing on each LIBOR Loan is payable in arrears on each of the following dates or events:
(i) the last day of each applicable Interest Period, (ii) if the Interest Period is longer than three (3) months, on each three-month anniversary of the commencement date of such Interest Period, (iii) the prepayment of such Loan (or portion thereof) and (iv) the Term Loan Maturity Date or the Revolving Loan Expiration Date, as applicable, whether by acceleration or otherwise. In the case of the prepayment of a portion of a Loan, accrued interest is payable only on the portion of the Loan being repaid.

                  (E) Default Rate of Interest. At the election of Administrative Agent or Requisite Lenders, after the occurrence of an Event of Default and for so long as it continues, all Loans and other Obligations shall bear interest at variable rates that are two percent (2.000%) in excess of the rates otherwise in effect with respect to such Loans and other Obligations.

                  (F) Excess Interest. Under no circumstances will the rate of interest chargeable be in excess of the maximum amount permitted by law. If any such excess interest is charged and paid in error, then the excess amount will be promptly refunded.

                  (G) Selection, Conversion or Continuation of Loans; LIBOR Availability. Provided that no Default or Event of Default has occurred and is then continuing, CT, on behalf of Borrowers, shall have the option to (i) select all or any part of a new borrowing to be a LIBOR Loan or a Quoted Rate Loan in a principal amount equal to $2,000,000 or any whole multiple of $500,000 in excess thereof, or a Base Rate Loan in a principal amount equal to $1,000,000 or any whole multiple of $250,000 in excess thereof, (ii) convert at any time all or any portion of a Base Rate Loan in a principal amount equal to $2,000,000 or any whole multiple of $500,000 in excess thereof into one or more LIBOR Loans or Quoted Rate Loans, (iii) upon the expiration of any Interest Period or Quoted Rate Period, convert all or any part of any LIBOR Loan or Quoted Rate Loan into a Base Rate Loan, and (iv) upon the expiration of its Interest Period or Quoted Rate Period, continue any LIBOR Loan or Quoted Rate Loan in a principal amount of $2,000,000 or any whole multiple of $500,000 in excess thereof into one or more LIBOR Loans or Quoted Rate Loans for such new Interest Period(s) or Quoted Rate Period as selected by CT, on behalf of Borrowers, subject to the other provisions herein. Each LIBOR Loan must be made under either the Term Loan Facility or the Revolving Loan Facility, but may not be made under both concurrently. During any period in which any Default or Event of Default is continuing, as the Interest Periods for LIBOR Loans and the Quoted Rate Periods for the Quoted Rate Loans then in effect expire, such Loans shall be converted


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into Base Rate Loans and the LIBOR option and Quoted Rate Option will not be available to Borrowers until all Events of Default are cured or waived. Notwithstanding the foregoing, there may be no more than a total of eight (8) Loans outstanding under the Facilities at any one time (including, as a single Loan, all amounts under a single Facility accruing interest at the Base Rate).

         1.3 Notice of Borrowing, Conversion or Continuation of Loans. Whenever Borrowers desire to request a Loan pursuant to Subsection 1.1 or to convert or continue Loans pursuant to Subsection 1.2(G), CT, on behalf of Borrowers, shall give Administrative Agent irrevocable prior written notice in the form attached hereto as Exhibit 1.3 (a "Notice of Borrowing/Conversion/Continuation"), (i) if requesting a borrowing of, conversion to or continuation of the Base Rate Loan (or any portion thereof), not later than 11:00 a.m. (Denver time), two (2) Business Days before the proposed borrowing, conversion or continuation is to be effective or (ii), if requesting a borrowing of, a conversion to or a continuation of a LIBOR or Quoted Rate Loan, not later than 11:00 a.m. (Denver time), three (3) Business Days before the proposed borrowing, conversion or continuation is to be effective. Each Notice of Borrowing/Conversion/Continuation shall specify (a) the Loan (or portion thereof) to be converted or continued and, with respect to any LIBOR Loan or Quoted Rate Loan to be converted or continued, the last day of the current Interest Period or Quoted Rate Period therefor, (b) the effective date of such borrowing, conversion or continuation (which shall be a Business Day), (c) the principal amount of such Loan to be borrowed, converted or continued, (d) the Interest Period or Quoted Rate Period to be applicable to any new LIBOR Loan or Quoted Rate Loan, and (e) the Facility under which such borrowing, conversion or continuation is to be made. In the event Borrowers fail to elect a LIBOR Loan or Quoted Rate Loan upon any advance hereunder or upon the termination of any Interest Period or Quoted Rate Period, Borrowers shall be deemed to have elected to have the amount of such advance constitute a Base Rate Loan.

         1.4 Fees and Expenses.

                  (A) Revolving Loan Commitment Fee. From the Closing Date, Borrowers shall pay Administrative Agent, for the benefit of all Lenders (based upon its respective Pro Rata Shares of the Revolving Loan Commitment), a fee in an amount equal to (i) the Revolving Loan Commitment less the average daily outstanding balance of Revolving Loans during the preceding calendar quarter multiplied by (ii) the Applicable Commitment Fee Percentage. Such fee is to be paid quarterly in arrears on the last day of each calendar quarter for such calendar quarter (or portion thereof), with the final such payment due on the Revolving Loan Expiration Date.

                  (B) Certain Other Fees. Borrowers shall pay the fees specified in each of those certain letters, dated March 5, 2001 and March 9, 2001, by and between CT, on behalf of Borrowers, and Administrative Agent, at such times and to such entities as specified in such letter agreement.

                  (C) Breakage Fees. Upon any repayment or payment of a LIBOR Loan or a Quoted Rate Loan on any day that is not the last day of the Interest Period or Quoted Rate Period applicable thereto (regardless of the source of such repayment or prepayment and whether voluntary, mandatory, by acceleration or otherwise), Borrowers shall pay Administrative Agent, for the benefit of all affected Lenders, an amount (the "Breakage Fee") equal to the amount of any losses, expenses and liabilities (including any loss (including interest paid) sustained by each such affected Lender in


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

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connection with the re-employment of such funds) that any such affected Lender may sustain as a result of the payment of such LIBOR Loan or Quoted Rate Loan on such day.

                  (D) Expenses and Attorneys Fees. Borrowers agree to pay promptly all reasonable fees, costs and expenses (including those of attorneys) reasonably incurred by Administrative Agent in connection with (i) any matters contemplated by or arising out of the Loan Documents, and (ii) the continued administration of the Loan Documents, including any such fees, costs and expenses incurred in connection with any amendments, modifications and waivers and any tax (excluding any tax imposed on net income or franchise taxes imposed in lieu of net income taxes) payable in connection with any Loan Documents. In addition to fees due under Subsection 1.4(B), Borrowers shall also reimburse on demand Administrative Agent for its out-of-pocket expenses (including reasonable attorneys' fees and expenses and reasonable syndication costs and expenses) incurred in connection with the transactions contemplated herein. Borrowers agree to pay promptly all reasonable fees, costs and expenses incurred by Administrative Agent and Lenders in connection with any reasonable action to enforce any Loan Document or to collect any payments due from Borrowers under any Loan Document. All fees, costs and expenses for which Borrowers are responsible under this Subsection 1.4(D) shall be deemed part of the Obligations when incurred, payable upon demand and in accordance with the second paragraph of Subsection 1.5.

         1.5 Payments. All payments by Borrowers of the Obligations shall be made in same day funds and delivered to Administrative Agent, for the benefit of Administrative Agent and Lenders, as applicable, by wire transfer to the following account or such other place as Administrative Agent may from time to time designate:

                  CoBank, ACB
                  Greenwood Village, Colorado
                  ABA Number 3070-8875-4
                  Reference:  CoBank for the benefit of CT Communications, Inc.

Borrowers shall receive credit on the day of receipt for funds received by Administrative Agent by 11:00 a.m. (Denver time) on any Business Day. Funds received on any Business Day after such time shall be deemed to have been paid on the next Business Day. Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, the payment shall be due on the next succeeding Business Day and such extension of time shall be included in the computation of the amount of interest and fees due hereunder.

         Borrowers hereby authorize Lenders to make (but Lenders shall not be obligated to make) a Base Rate Loan under the Revolving Loan Facility, on the basis of their respective Pro Rata Shares of the Revolving Loan Facility, for the payment of interest, commitment fees and Breakage Fees. Prior to an Event of Default, other unpaid fees, costs and expenses (including those of attorneys) reimbursable pursuant to Subsections 1.4(A), 1.4(B) and 1.4(D) or elsewhere in any Loan Document may be debited as a Base Rate Loan under the Revolving Loan Facility after fifteen (15) days notice unless such fees, costs and expenses are paid prior to the expiration of said fifteen day notice period. After the occurrence of an Event of Default, any such other unpaid fees, costs and expenses may be debited to the Base Rate Loan under the Revolving Loan Facility without notice.


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         To the extent Borrowers or any guarantor makes a payment or payments to
Administrative Agent for the ratable benefit of Lenders or for the benefit of Administrative Agent in its individual capacity, which payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds repaid, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or proceeds had not been received by Administrative Agent.

         1.6 Repayments and Reduction of Loans and Commitments.

                  (A) Scheduled Repayments and Reductions of Term Loans and Revolving Loan Commitment.

                           (1) Term Loan. Commencing on March 31, 2005,
Borrowers shall repay the aggregate outstanding principal balance of the Term Loans on the last day of each calendar quarter during the period set forth below in the amount set forth opposite such period:

                                              Quarterly Payment
     Dates of Repayment                             Amount
     ------------------                       -----------------

March 31, 2005 through and        $1,250,000.00, or such lesser amount, if any
including December 31, 2014         as may be required to repay the aggregate
                                 outstanding principal balance of the Term Loans

                           (2) Revolving Loan Commitment. On the date set forth
in clause (iii) of the definition of Revolving Loan Expiration Date, the Revolving Loan Commitment shall be permanently reduced in an amount equal to the amount of the Revolving Loan Commitment as of such date.

                  (B) Reductions Resulting From Mandatory Repayments. The Revolving Loan Commitment shall be permanently reduced to the extent and in the amount that Borrowers are required, pursuant to Section 1.8, to apply mandatory repayments to be made pursuant to Subsection 1.7 (B), (C) or (D) to the Revolving Loan Facility (whether or not any Revolving Loans are then outstanding and available to be repaid). All reductions provided for in this Subsection 1.6(B) shall be in addition to (and shall not serve to reduce the amount or date of) the scheduled reduction provided for in Section 1.6(A) and the voluntary reductions provided for in Subsection 1.6(C) and, accordingly, may result in the termination of the Revolving Loan Commitment prior to the date set forth in clause (iii) of the definition of Revolving Loan Expiration Date.

                  (C) Voluntary Reduction of Revolving Loan Commitment. Borrowers shall have the right, upon at least three Business Days' notice to Administrative Agent, to permanently reduce the then unused portion of the Revolving Loan Commitment. Each reduction shall be in a minimum amount of at least $2,000,000, or any whole multiple of $1,000,000 in excess thereof, and shall be applied as to each Lender based upon its Pro Rata Share. Notwithstanding the foregoing, no reduction shall be permitted if, after giving effect thereto and to any prepayment made therewith, the


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

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aggregate principal balance of the Loans then outstanding would exceed the
Revolving Loan Commitment as so reduced.

                  (D) Mandatory Repayments. On the date of each Revolving Loan Commitment reduction provided for in this Subsection 1.6, Borrowers shall repay Revolving Loans in an amount at least sufficient to reduce the aggregate principal balance of Revolving Loans then outstanding to the amount of the Revolving Loan Commitment as so reduced. If at any time the aggregate outstanding amount of Revolving Loans exceeds the Revolving Loan Commitment, Borrowers shall repay Revolving Loans in an amount at least sufficient to reduce the aggregate principal balance of Revolving Loans then outstanding to the amount of the Revolving Loan Commitment, and until such repayment is made, Lenders shall not be obligated to make Loans. Any repayments pursuant to this Subsection 1.6(D) shall be applied in accordance with Subsection 1.8, and shall be accompanied by accrued interest on the amount repaid and any amount required pursuant to Subsection 1.4(C).

         1.7 Voluntary Prepayments and Other Mandatory Repayments.

                  (A) Voluntary Prepayment of Loans. Subject to the provisions of Section 1.8, at any time, with one day's notice, Borrowers may prepay any Base Rate Loan, in whole or in part, without penalty. Subject to the provisions of Section 1.8, payment of the Breakage Fee pursuant to Subsection 1.4(C) and the notice requirement in the following sentence, at any time Borrowers may prepay any LIBOR Loan or Quoted Rate Loan, in whole or in part. Notice of any prepayment of a LIBOR Loan or Quoted Rate Loan shall be given not later than 11:00 a.m. (Denver time) on the third Business Day preceding the date of prepayment. All prepayment notices shall be irrevocable. All prepayments shall be accompanied by accrued interest on the amount prepaid and any amount required pursuant to Subsection 1.4(C).

                  (B) Repayments from Insurance Proceeds. If an Event of Default has occurred and is continuing, or is anticipated to occur within the next twelve (12) months based upon the Borrowers' Projections provided to Administrative Agent pursuant to Section 4.3(F) after taking into account the proposed use of all Net Proceeds received by Borrowers during any fiscal year in excess of $1,000,000 which are insurance proceeds from any Asset Disposition (and Borrowers hereby covenant to cause such Net Proceeds to be used as so proposed), Borrowers shall repay the Loans in an amount equal to the extent that such proceeds are not reinvested in equipment or other assets that are used or useful in the business of Borrowers within 180 days of receipt by Borrowers of such proceeds. All such repayments shall be applied in accordance with Subsection 1.8.

                  (C) Repayments from Asset Dispositions. Immediately upon receipt by any Borrower of Net Proceeds other than insurance proceeds from any Asset Disposition, Borrowers shall repay the Loans in an amount equal to such Net Proceeds. All such repayments shall be applied in accordance with Subsection 1.8.

                  (D) Repayment Upon Failure to Obtain PUC Approval. Unless Borrowers have received all necessary approvals, authorizations and consents of the North Carolina Utilities Commission with respect to the execution and delivery of this Agreement and the other Loan Documents no later than April 30, 2003, Borrowers shall immediately repay the entire outstanding principal balance of all Loans then outstanding together with accrued and unpaid interest therein and


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

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any amount required pursuant to Subsection 1.4(C).

         1.8 Application of Repayments; Payment of Breakage Fees, Etc. All repayments made pursuant to Subsection 1.7(A) shall be applied first to Loans outstanding under the Revolving Loan Facility and then to Loans outstanding under the Term Loan Facility. All repayments made pursuant to Subsections 1.7(B), (C) and (D) shall be applied first to Loans outstanding under the Term Loan Facility and thereafter, to Loans outstanding under the Revolving Loan Facility. All repayments made pursuant to Subsections 1.6 and 1.7 shall first be applied to such of the applicable type of Loans as CT, on behalf of Borrowers, shall direct in writing and, in the absence of such direction, shall first be applied to the Base Rate Loan and then to such LIBOR Loans or Quoted Rate Loans as Borrowers and Administrative Agent shall agree. All repayments required or permitted hereunder shall be accompanied by payment of all applicable Breakage Fees and accrued interest on the amount repaid. All repayments applied to Loans outstanding under the Term Loan Facility shall be applied to principal installments in the inverse order of maturity.

         1.9 Loan Accounts. Administrative Agent will maintain loan account records for (i) all Loans, interest charges and payments thereof, (ii) the charging and payment of all fees, costs and expenses and (iii) all other debits and credits pursuant to this Agreement. Absent manifest error, the balance in the loan accounts shall be presumptive evidence of the amounts due and owing to Lenders, provided that any failure by Administrative Agent to maintain such records shall not limit or affect Borrowers' obligation to pay. During the continuance of an Event of Default, Borrowers irrevocably waive the right to direct the application of any and all payments and Borrowers hereby irrevocably agree that Administrative Agent shall have the continuing exclusive right to apply and reapply payments to any amounts due hereunder in any manner it deems appropriate.

         1.10 Changes in LIBOR Rate Availability. If with respect to any proposed Interest Period, Administrative Agent or any Lender (after consultation with Administrative Agent) determines that deposits in dollars (in the applicable amount) are not being offered to each Lender in the relevant market for such Interest Period, Administrative Agent shall forthwith give notice thereof to Borrowers and Lenders, whereupon and until Administrative Agent notifies Borrowers that the circumstances giving rise to such situation no longer exist, the obligations of any affected Lender to make its portion of such type of LIBOR Loan shall be suspended; provided, however, that nothing in the
Section 1.10 shall affect any obligations of any affected Lender with respect to any previously outstanding LIBOR Loan.

         If the introduction of, or any change in, any Applicable Law or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, shall make it unlawful or impossible for one or more Lenders to honor its obligations hereunder to make or maintain any LIBOR Loan, such Lender shall promptly give notice thereof to Administrative Agent, and Administrative Agent shall promptly give notice thereof to CT, on behalf of Borrowers and all other Lenders. Thereafter, until Administrative Agent notifies CT, on behalf of Borrowers that such circumstances no longer exist, (i) the obligations of the affected Lenders to make LIBOR Loans and the right of Borrowers to convert any Loan or continue any Loan as a LIBOR Loan shall be suspended with respect to the affected Lenders

Credit Agreement/CT Communications


and (ii) if any Lender may not lawfully continue to maintain a LIBOR Loan to the end of the then current Interest Period applicable thereto, the portion of such Loan held by the affected Lender shall immediately be converted to the Base Rate Loan.

         1.11 Capital Adequacy and Other Adjustments.

                  (A) If the introduction of or the interpretation of any law, rule, or regulation would increase the reserve requirement or otherwise increase the cost to any Lender of making or maintaining a LIBOR Loan, then Administrative Agent, on behalf of all affected Lenders, shall submit a certificate to CT, on behalf of Borrowers, setting forth the amount and demonstrating the calculation of such increased cost. Any affected Lender shall use its best efforts to provide notice to Administrative Agent within 90 days after the effective date of such law or interpretation and Administrative Agent shall use its best efforts to submit a certificate to CT promptly thereafter; provided, failure by either Administrative Agent or any affected Lender to provide such notice shall not affect Borrower's obligations or impose any liability on such Lender or Administrative Agent hereunder. Borrowers shall pay the amount of such increased cost to Administrative Agent for the benefit of the affected Lenders within fifteen (15) days after receipt of such certificate. Such certificate shall, absent manifest error, be final, conclusive and binding for all purposes. There is no limitation on the number of times such a certificate may be submitted.

                  (B) In the event that any Lender shall have determined that the adoption after the date hereof of any law, treaty, governmental (or quasi-governmental) rule, regulation, guideline or order regarding capital adequacy, reserve requirements or similar requirements or compliance by any Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy, reserve requirements or similar requirements (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) from any central bank or governmental agency or body having jurisdiction does or shall have the effect of increasing the amount of capital, reserves or other funds required to be maintained by such Lender or any corporation controlling such Lender and thereby reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder, then Borrowers shall from time to time within fifteen
(15) days after notice and demand from such Lender (together with the certificate referred to in the next sentence and with a copy to Administrative Agent) pay to Administrative Agent, for the account of such Lender, additional amounts sufficient to compensate such Lender for such reduction. A certificate as to the amount of such cost and showing the basis of the computation of such cost submitted by such Lender to CT, on behalf of Borrowers, and Administrative Agent shall, absent manifest error, be final, conclusive and binding for all purposes. There is no limitation on the number of times such a certificate may be submitted.

         1.12 Optional Prepayment/Replacement of Lender in Respect of Increased Costs. Within fifteen (15) days after receipt by CT, on behalf of Borrowers, of written notice and demand from any Lender (an "Affected Lender") for payment of additional costs as provided in Subsection 1.11, CT, on behalf of Borrowers, may, at its option, notify Administrative Agent and such Affected Lender of its intention to do one of the following:

                  (A) Borrowers may obtain, at Borrowers' expense, a replacement Lender ("Replacement Lender") for such Affected Lender, which Replacement Lender shall be reasonably

Credit Agreement/CT Communications


satisfactory to Administrative Agent. In the event Borrowers obtain a Replacement Lender within ninety (90) days following notice of its intention to do so, the Affected Lender shall sell and assign its Loans and its obligations under the Loan Commitments to such Replacement Lender, provided that Borrowers have reimbursed such Affected Lender for its increased costs for which it is entitled to reimbursement under this Agreement through the date of such sale and assignment; or

                  (B) Borrowers may prepay in full all outstanding Obligations owed to such Affected Lender and terminate such Affected Lender's Pro Rata Share of the Loan Commitments, in which case the Loan Commitments will be permanently reduced by the amount of such Pro Rata Share. Borrowers shall, within ninety
(90) days following notice of their intention to do so, prepay in full all outstanding Obligations owed to such Affected Lender (including all applicable Breakage Fees and such Affected Lender's increased costs for which it is entitled to reimbursement under this Agreement through the date of such prepayment), and terminate such Affected Lender's obligations under the Loan Commitments. Any such prepayment pursuant to this Subsection 1.12(B) shall be applied in accordance with Subsection 1.8 and shall be accompanied by payment of all applicable Breakage Fees and accrued interest on the amount repaid.

         1.13 Taxes.

                  (A) No Deductions. Any and all payments or reimbursements made hereunder or under the Notes shall be made free and clear of and without deduction for any and all taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto (all such taxes, levies, imposts, deductions, charges or withholdings and all liabilities with respect thereto excluding such taxes imposed on net income, herein "Tax Liabilities"), excluding, however, taxes imposed on the net income of a Lender or Administrative Agent. If Borrowers shall be required by law to deduct any such amounts from or in respect of any sum payable hereunder to any Lender or Administrative Agent, then, except as provided in Subsection 1.13(B), the sum payable hereunder shall be increased as may be necessary so that, after making all required deductions, such Lender or Administrative Agent receives an amount equal to the sum it would have received had no such deductions been made.


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                  (B) Foreign Lenders. Each Lender organized under the laws of a jurisdiction outside the United States (a "Foreign Lender") as to which payments to be made under this Agreement or under the Notes are exempt from United States withholding tax or are subject to United States withholding tax at a reduced rate under an applicable statute or tax treaty shall provide to Borrowers and Administrative Agent (1) a properly completed and executed Internal Revenue Service Form 4224 or Form 1001 or other applicable form, certificate or document prescribed by the Internal Revenue Service of the United States certifying as to such Foreign Lender's entitlement to such exemption or reduced rate of withholding with respect to payments to be made to such Foreign Lender under this Agreement and under the Notes (a "Certificate of Exemption") or (2) a letter from any such Foreign Lender stating that it is not entitled to any such exemption or reduced rate of withholding (a "Letter of Non-Exemption"). Prior to becoming a Lender under this Agreement and within fifteen (15) days after a reasonable written request of CT, on behalf of Borrowers, or Administrative
Agent from time to time thereafter, each Foreign Lender that becomes a Lender under this Agreement shall provide a Certificate of Exemption or a Letter of Non-Exemption to CT, on behalf of Borrowers and Administrative Agent.

                  If a Foreign Lender is entitled to an exemption with respect to payments to be made to such Foreign Lender under this Agreement (or to a reduced rate of withholding) and does not provide a Certificate of Exemption to CT, on behalf of Borrowers, and Administrative Agent within the time periods set forth in the preceding paragraph, Borrowers shall withhold taxes from payments to such Foreign Lender at the applicable statutory rates and Borrowers shall not be required to pay any additional amounts as a result of such withholding, provided that all such withholding shall cease or be reduced, as appropriate, upon delivery by such Foreign Lender of a Certificate of Exemption to CT, on behalf of Borrowers, and Administrative Agent.

         1.14 Changes in Tax Laws. In the event that, subsequent to the Closing Date, (i) any changes in any existing law, regulation, treaty or directive or in the interpretation or application thereof, (ii) any new law, regulation, treaty or directive enacted or any interpretation or application thereof, or (iii) compliance by Administrative Agent or any Lender with any request or directive (whether or not having the force of law) from any Governmental Authority:

                  (i) does or shall subject Administrative Agent or any Lender to any tax of any kind whatsoever with respect to this Agreement, the other Loan Documents or any Loans made hereunder, or change the basis of taxation of payments to Administrative Agent or such Lender of principal, fees, interest or any other amount payable hereunder (except for net income taxes, or franchise taxes imposed in lieu of net income taxes, imposed generally by federal, state or local taxing authorities with respect to interest or commitment or other fees payable hereunder or changes in the rate of tax on the overall net income of Administrative Agent or such Lender); or

                  (ii) does or shall impose on Administrative Agent or any Lender any other condition or increased cost in connection with the transactions contemplated hereby or participations herein; and the result of any of the foregoing is to increase the cost to any Administrative Agent or any such Lender of making or continuing any Loan, or to reduce any amount receivable hereunder, then, in any such case, Borrowers shall promptly pay to Administrative Agent or such Lender, upon its demand, any additional amounts necessary to

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         compensate Administrative Agent or such Lender, on an after-tax basis, for such additional cost or reduced amount receivable, as determined by Administrative Agent or such Lender with respect to this Agreement or the other Loan Documents. If Administrative Agent or such Lender becomes entitled to claim any additional amounts pursuant to this Subsection 1.14, it shall promptly notify CT, on behalf of Borrowers of the event by reason of which Administrative Agent or such Lender has become so entitled. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by Administrative Agent or such Lender to CT, on behalf of Borrowers and Administrative Agent shall, absent manifest error, be final, conclusive and binding for all purposes. There is no limitation on the number of times such a certificate may be submitted.

         1.15 Term of This Agreement. All of the Obligations shall become due and payable as otherwise set forth herein, but in any event, all of the remaining Obligations shall become due and payable on the Term Loan Maturity Date. This Agreement shall remain in effect through and including, and shall terminate immediately after, the date on which all Obligations shall have been indefeasibly and irrevocably paid and satisfied in full.

                                   SECTION 2

                              AFFIRMATIVE COVENANTS

         Borrowers covenant and agree that so long as this Agreement is in effect and until payment in full of all Obligations, unless Requisite Lenders shall otherwise give their prior written consent, Borrowers shall and shall cause their Subsidiaries to, perform and comply with all covenants in this
Section 2.

         2.1 Compliance With Laws. Each Borrower will (i) comply with and will cause its Subsidiaries to comply with the requirements of all Applicable Laws (including laws, rules, regulations and orders relating to taxes, employer and employee contributions, securities, employee retirement and welfare benefits, environmental protection matters and employee health and safety) as now in effect and which may be imposed in the future in all jurisdictions in which such Borrower or any of its Subsidiaries is now or hereafter doing business, other than those laws, rules, regulations and orders the noncompliance with which could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, and (ii) obtain and maintain and will cause its Subsidiaries to obtain and maintain all licenses, qualifications and permits (including the Licenses) now held or hereafter required to be held by such Borrower or any of its Subsidiaries, the loss, suspension or revocation of which or which the failure to obtain or renew could reasonably be expected to have a Material Adverse Effect. This Subsection 2.1 shall not preclude a Borrower or any of its Subsidiaries from contesting any taxes or other payments, if they are being diligently contested in good faith and if adequate reserves therefor are maintained in conformity with GAAP.

         2.2 Maintenance of Books and Records; Insurance. Each Borrower will and will cause its Subsidiaries to keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions. Each Borrower will and will cause its Subsidiaries to maintain or cause to be maintained in good repair, working order and condition all material properties used in the business of the Borrower and its Subsidiaries,

Credit Agreement/CT Communications


and will make or cause to be made all appropriate repairs, renewals and replacements thereof. Each Borrower will and will cause its Subsidiaries to maintain or cause to be maintained, with financially sound and reputable insurers, public liability, property loss and damage and business interruption insurance with respect to its business and properties and the business and properties of its Subsidiaries against loss and damage of the kinds and in amounts, with such deductibles and otherwise on such terms and conditions, as customarily carried or maintained by corporations of established reputation engaged in the communications industry.

         2.3 Inspection; Lender Meeting. Each Borrower will and will cause its Subsidiaries to permit any authorized representatives of any Lender (i) to visit and inspect any of the properties of such Borrower and its Subsidiaries, including its financial and accounting records, and to make copies and take extracts therefrom, and (ii) to discuss its affairs, finances and business with its officers, employees and certified public accountants, at such reasonable times during normal business hours and as often as may be reasonably requested. Without in any way limiting the foregoing, each Borrower will and will cause its Subsidiaries to participate and will cause its key management personnel to participate in a meeting with Administrative Agent and Lenders at least once during each year, which meeting shall be held at such time and such place as may be reasonably requested by Administrative Agent. The Administrative Agent and any Lender requesting any information with respect to a Borrower of a Subsidiary will cooperate with the Borrowers and the Subsidiaries in meeting any applicable requirements of Regulation FD of the Securities and Exchange Commission or any successor regulation, as the same may be modified or amended, with respect to the release of such information.

         2.4 Legal Existence, Etc. Each Borrower will and will cause its Subsidiaries to at all times preserve and keep in full force and effect its or their legal existence and good standing and all rights and franchises material to its or their business; provided, however, that nothing herein shall prevent any Subsidiary of a Borrower from discontinuing its legal existence or any such rights and franchises, or from merging with another Subsidiary of a Borrower, if such action would not result in a Material Adverse Effect.

         2.5 Use of Proceeds. Each Borrower will use the proceeds of the Loans solely for the purposes described in the recital paragraphs to this Agreement. No part of any Loan will be used to purchase any margin securities or otherwise in violation of the regulations of the Federal Reserve System.

         2.6 Further Assurances. Each Borrower will, from time to time, do, execute and deliver all such additional and further acts, documents and instruments as any Administrative Agent or any Lender reasonably requests to consummate the transactions contemplated hereby and to vest completely in and assure Administrative Agent and Lenders of their respective rights under this Agreement and the other Loan Documents.

         2.7 CoBank Patronage Capital. So long as CoBank is a Lender hereunder, CT, on behalf of Borrowers, will acquire non-voting participation certificates in CoBank in such amounts and at such times as CoBank may require in accordance with CoBank's Bylaws and Capital Plan (as each may be amended from time to time), except that the maximum amount of participation certificates that CT, on behalf of Borrowers, may be required to purchase in CoBank in connection with the Loans


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

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may not exceed the maximum amount permitted by the Bylaws at the time this
Agreement is entered into. The rights and obligations of the parties with respect to such participation certificates and any distributions made on account thereof or on account of Borrowers' patronage with CoBank shall be governed by CoBank's Bylaws. Borrowers hereby consent and agree that the amount of any distributions with respect to its patronage with CoBank that are made in qualified written notices of allocation (as defined in 26 U.S.C. ss. 1388) and that are received by CT, on behalf of Borrowers, from CoBank, will be taken into account by Borrowers at the stated dollar amounts whether the distribution is evidenced by a participation certificate or other form of written notice that such distribution has been made and recorded in the name of CT, on behalf of Borrowers, on the records of CoBank. CoBank's Pro Rata Share of the Loans and other Obligations due to CoBank shall be secured by a statutory first lien on all equity which Borrowers may now own or hereafter acquire in CoBank. Such equity shall not, however, constitute security for the Obligations due to any other Lender. CoBank shall not be obligated to set off or otherwise apply such equities to Borrowers' obligations to CoBank.

         2.8 Additional Subsidiaries. At such time as any Subsidiary of CT or any other Borrower is created or acquired after the Closing Date, CT shall cause to be executed and delivered to Administrative Agent (i) a Joinder Agreement such that such Subsidiary shall become a Borrower hereunder and (ii) favorable legal opinions addressed to the Administrative Agent and Lenders in form and substance satisfactory thereto with respect to such Joinder Agreement and such other documents and closing certificates as consistent with Section 7 as may be reasonably requested by the Administrative Agent.

         2.9 Utilities Commission Approval. No later than 30 days after receipt by any Borrower, such Borrower shall provide to Administrative Agent copies of all approvals, authorizations, consents and other communications between such Borrower and the North Carolina Utilities Commission with respect to this Agreement and the Loans.


                                   SECTION 3

                               NEGATIVE COVENANTS

         Each Borrower covenants and agrees that so long as this Agreement is in effect and until payment in full of all Obligations, unless Requisite Lenders shall otherwise give their prior written consent, each Borrower shall perform and comply with all covenants in this Section 3.

         3.1 Indebtedness. Each Borrower will not and will not permit its Subsidiaries directly or indirectly to create, incur, assume, guaranty or otherwise become or remain liable with respect to any Indebtedness other than:

                  (A) the Obligations;

                  (B) Indebtedness incurred in connection with a Hedging Agreement with a Lender or with another financial institution acceptable to Requisite Lenders in their sole discretion;


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

Credit Agreement/CT Communications


                  (C) Contingent Obligations permitted by Section 3.4;

                  (D) Indebtedness under purchase money security agreements and capital leases in an amount not to exceed $5,000,000 in the aggregate at any one time;

                  (E) Indebtedness which is expressly subordinate in right of payment to the Obligations hereunder on terms and conditions satisfactory to Requisite Lenders in their sole discretion;

                  (F) Indebtedness among the Borrowers;

                  (G) Unsecured Indebtedness, so long as no Default or Event of Default exists before such Indebtedness is incurred and no violation of Section
4.1 or Section 4.2 hereof will result after giving effect to such Indebtedness and such Indebtedness must have a final maturity beyond the Term Loan Maturity Date and an average life exceeding the average life of the Term Loans;

                  (H) Unsecured Indebtedness of CT to First Charter National Bank in an amount not to exceed $5,000,000 for the purpose of providing overdraft protection to CT on its demand deposit accounts with First Charter National Bank; and

                  (I) Indebtedness described on Schedule 3.1 hereto.

provided, that none of the Indebtedness permitted to be incurred by this Section shall restrict, limit or otherwise encumber (by covenant or otherwise) the ability of any Subsidiary of any Borrower to make any payment to any such Borrower or any other Subsidiary (in the form of dividends, intercompany advances or otherwise) for the purpose of enabling such Borrower to pay the Obligations.

         3.2 Liens and Related Matters.

                  (A) No Liens. Each Borrower will not and will not permit its Subsidiaries directly or indirectly to create, incur, assume or permit to exist any Lien on or with respect to any property or asset (including any document or instrument with respect to goods or accounts receivable) of Borrower or its Subsidiaries, whether now owned or hereafter acquired, or any income or profits therefrom, except Permitted Encumbrances.

                  (B) No Negative Pledges. Each Borrower will not and will not permit its Subsidiaries directly or indirectly to enter into or assume any agreement (other than the Loan Documents) prohibiting the creation or assumption of any Lien upon its or their properties or assets, whether now owned or hereafter acquired or which has any covenant more restrictive than any in Sections 2, 3 or 4.

         3.3 Investments. Borrower will not and will not permit its Subsidiaries directly or indirectly


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

Credit Agreement/CT Communications


to make or own any Investment in any Person except:

                  (A) Borrower and its Subsidiaries may make and own Investments in Cash Equivalents; provided that neither Borrower nor any of its Subsidiaries shall incur any obligation to any Person which could subject such Cash Equivalents (other than deposit accounts in which no more than $20,000 is held overnight or a deposit with First Union Bank as described on Schedule 3.3) to set off rights;

                  (B) obligations of or equities in CoBank, as set forth in Subsection 2.7;

                  (C) Investments not otherwise permitted by this Section 3.3 in another Borrower or Subsidiary thereof (including without limitation the creation or capitalization of any Subsidiary), and the other existing loans, advances and Investments not otherwise permitted by this Section 3.3 described on Schedule 3.3;

                  (D) Investments by any Borrower or any Subsidiary thereof in the form of acquisitions of all or substantially all of the business or a line of business (whether by the acquisition of capital stock, assets or any combination thereof) which are consummated in accordance with the following requirements of this Section 3.3(D) (any such acquisition, a "Permitted Acquisition"): (i) the acquired Person shall be engaged in and substantially all of the acquired assets shall be utilized in a similar line of business as any Borrower or Subsidiary as described in Section 3.11 or as otherwise approved in writing by the Requisite Lenders, (ii) no Default or Event of Default shall have occurred and be continuing or be created by the relevant Permitted Acquisition, and (iii) for any single Permitted Acquisition, or series of related Permitted Acquisitions having an aggregate consideration equal to or in excess of $10,000,000, and at all times after the aggregate consideration paid for all Permitted Acquisitions since the Closing Date (including the proposed Permitted Acquisition) equals or exceeds $20,000,000, (A) the Borrowers shall deliver a certificate to the Administrative Agent and the Requisite Lenders, in form and substance reasonably satisfactory to the Administrative Agent, demonstrating pro forma compliance with the financial covenants set forth in Section 4.1 and
Section 4.2 and the other terms of the Loan Documents prior to the closing of such Permitted Acquisition, (B) a description of the relevant Permitted Acquisition in reasonable detail and the corresponding documentation shall be furnished by the Borrowers to the Lenders at least ten (10) Business Days prior to the closing date thereof (to be followed by any changed pages and fully executed copies promptly after the creation thereof) and (C) the Borrowers shall have received the prior written approval of the Requisite Lenders;

                  (E) loans, advances and any other investments by any Borrower or any Subsidiary thereof in any other Person in an aggregate amount not to exceed (i) Five Million Dollars ($5,000,000) during any fiscal year of Borrowers; provided, however, that any portion of such $5,000,000 not used in any such fiscal year of Borrowers may be applied to the next succeeding fiscal year or years on a cumulative basis, and (ii) Twenty Million Dollars ($20,000,000) since the Closing Date; provided further that the dollar limitations set forth in the foregoing clauses (i) and (ii) shall not apply to any loan, advance or other investment made by CT Communications Northeast Trust ("CT Trust") utilizing the proceeds of sales of assets of CT Trust as of the date hereof, which assets are identified on Schedule 3.3 hereto, or any subsequent loan, advance or other investment thereof;

Credit Agreement/CT Communications


                  (F) loans, advances and any other Investments by any Borrower or any Subsidiary thereof in WaveTel, LLC or in any other entity which may replace or be used in connection with WaveTel, LLC whose principal business purpose is to provide wireless broadband services through the use of MDS spectrum in an aggregate amount not to exceed (i) Ten Million Dollars ($10,000,000) during any fiscal year of Borrowers; provided, however, that any portion of such $10,000,000 not used in any such fiscal year of Borrowers may be applied to the next succeeding fiscal year or years on a cumulative basis, and
(ii) Twenty Million Dollars ($20,000,000) since the Closing Date;

                  (G) Investments in the form of deposits for utilities, security deposits, deposits for leases, and similar prepaid expenses incurred in the ordinary course of business;

                  (H) loans or advances to employees of any Borrower or any Subsidiary thereof made in the ordinary course of business that do not in the aggregate exceed $1,000,000 at any time outstanding; and

                  (I) Investments in the form of trade accounts created in the ordinary course of business.

         3.4 Contingent Obligations. Each Borrower will not and will not permit its Subsidiaries directly or indirectly to create or become or be liable with respect to any Contingent Obligation except those:

                  (A) Contingent Obligations in favor of Administrative Agent for the benefit of Administrative Agent and Lenders;

                  (B) resulting from endorsement of negotiable instruments for collection in the ordinary course of business;

                  (C) arising with respect to customary indemnification obligations incurred in connection with permitted Asset Dispositions;

                  (D) incurred in the ordinary course of business with respect to surety and appeal bonds, performance and return-of-money bonds and other similar obligations not exceeding at any time outstanding $2,500,000 in aggregate liability;

                  (E) Contingent Obligations with respect to Indebtedness permitted pursuant to Section 3.1; and

                  (F) Other Contingent Obligations which, in the aggregate, if called upon could not reasonably be expected to have a Material Adverse Effect.

         3.5 Restricted Junior Payments. Each Borrower will not and will not permit its Subsidiaries to directly or indirectly declare, order, pay, make or set apart any sum for any Restricted Junior Payment; provided, however, that:

Credit Agreement/CT Communications


                  (A) any Borrower or any Subsidiary thereof may pay dividends in shares of its own capital stock;

                  (B) any Subsidiary may pay dividends or make distribution to any Borrower;

                  (C) CT may pay cash dividends to its equity holders; provided that (i) such dividends shall not exceed in any fiscal year one hundred percent (100%) of CT's consolidated net income, determined in accordance with GAAP, for the immediately preceding fiscal year and (ii) the Borrowers shall have delivered to the Administrative Agent evidence reasonably satisfactory thereto demonstrating compliance with Section 4.1 and Section 4.2 hereof both before and after giving effect to such dividend payment; and

                  (D) CT may redeem all or any portion of its 4.5% Preferred Stock in an amount not to exceed One Hundred Thousand Dollars ($100,000) and its 5% Preferred Stock in an amount not to exceed $400,000 Thousand Dollars ($400,000);

                  (E) CT may purchase up to up to 1,000,000 shares of its outstanding shares of common stock at an aggregate purchase price not to exceed $15,500,000; and

                  (F) any Borrower or any Subsidiary thereof may redeem equity securities in an amount not to exceed One Million Dollars ($1,000,000) over the term of this Agreement issued pursuant to incentive stock option plans of any Borrower or any Subsidiary from employees upon the termination of the employment of such employees, so long as any such redemption is made in accordance with the terms and conditions of such incentive stock option plans.

         3.6 Restriction on Fundamental Changes. Each Borrower will not and will not permit its Subsidiaries directly or indirectly to: (i) enter into any transaction of merger or consolidation, except any Subsidiary of such Borrower may be merged with or into any Borrower or any wholly-owned Subsidiary of any Borrower, provided that such Borrower or such wholly-owned Subsidiary of such Borrower is the surviving entity; (ii) liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution); or (iii) acquire by purchase or otherwise all or any substantial part of the business or assets of any other Person, except as permitted under Section 3.3(D). Notwithstanding the foregoing, any Subsidiary may engage in any of the transactions prohibited by (ii) of this
Section 3.6, if the transaction does not have a Material Adverse Effect.

         3.7 Limitations on Exchange and Issuance of Capital Stock. Issue, sell or otherwise dispose of any class or series of capital stock that, by its terms or by the terms of any security into which it is convertible or exchangeable, is, or upon the happening of an event or passage of time would be, (a) convertible or exchangeable into Indebtedness (other than Indebtedness permitted under Section 3.1(F)) or (b) required to be redeemed or repurchased, including at the option of the holder, in whole or in part, for cash or property other than capital stock, or has, or upon the happening of an event or passage of time would have, a cash redemption or similar payment due (any such capital stock "Convertible/Redeemable Equity"); provided that the foregoing restriction shall not apply to any Convertible/Redeemable Equity which cannot under any circumstances be converted, exchanged, redeemed or repurchased at any time prior to one year after the Term Loan Maturity Date.

Credit Agreement/CT Communications


         3.8 Disposal of Assets or Subsidiary Stock. Each Borrower will not and will not permit its Subsidiaries directly or indirectly to: convey, sell, lease, sublease, transfer or otherwise dispose of, or grant any Person an option to acquire, in one transaction or a series of transactions, any of its property, business or assets, or the capital stock of or other equity interests in any such Subsidiary whether now owned or hereafter acquired, except for (i) bona fide sales of inventory to customers for fair value in the ordinary course of business and dispositions of obsolete equipment not used or useful in the business, (ii) fair market value sales of Cash Equivalents, (iii) the transfer, sale, lease, assignment or other disposition of assets to any Borrower or any wholly-owned Subsidiary of any Borrower, (iv) the sale or discount without recourse of accounts receivable arising in the ordinary course of business in connection with the compromise or collection thereof, (v) the lease or sublease of property in the ordinary course of business, and (vi) all other dispositions of assets if all of the following conditions are met: (a) the aggregate market value of assets sold in any one transaction or series of related transaction for any calendar year does not exceed $1,000,000 for Borrower and its Subsidiaries;
(b) the consideration received is at least equal to the fair market value of such assets; (c) the sole consideration received is cash; (d) after giving effect to the sale or other disposition of such assets, Borrower, on a consolidated basis with its Subsidiaries, is in compliance on a pro forma basis with the covenants set forth in Section 4 recomputed for the most recently ended month for which information is available; and (e) no Default or Event of Default then exists or shall result from such sale or other disposition.

         3.9 Transactions with Affiliates. Each Borrower will not and will not permit its Subsidiaries directly or indirectly to enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate, other than a Borrower, or with any director, officer or employee of any Borrower or any Affiliate, except
(i) as set forth on Schedule 3.9; (ii) transactions in the ordinary course of and pursuant to the reasonable requirements of the business of such Borrower or such Subsidiary and upon fair and reasonable terms which are fully disclosed to Lenders and are no less favorable to such Borrower or such Subsidiary than would be obtained in a comparable arm's length transaction with a Person that is not an Affiliate; or (iii) payment of compensation to directors, officers and employees in the ordinary course of business for services actually rendered in their capacities as directors, officers and employees, provided such compensation is reasonable and comparable with compensation paid by companies of like nature and similarly situated. Notwithstanding the foregoing, upon the election of Administrative Agent or Requisite Lenders no payments may be made with respect to any items set forth in clauses (i) and (ii) of the preceding sentence upon the occurrence and during the continuation of a Default or Event of Default.

         3.10 Conduct of Business. Each Borrower will not and will not permit its Subsidiaries directly or indirectly to engage in any business other than businesses of owning, constructing, managing and operating in Communications Systems.

         3.11 Fiscal Year. Each Borrower will not and will not permit its Subsidiaries to change its or their fiscal year from a fiscal year ending on December 31 of each year.


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

Credit Agreement/CT Communications


         3.12 Amendments: Payments and Prepayments of Subordinated Debt. Amend or modify (or permit the modification or amendment of) any of the terms or provisions of any Indebtedness permitted under Section 3.1(E), or cancel or forgive, make any voluntary or optional payment or prepayment on, or redeem or acquire for value (including without limitation by way of depositing with any trustee with respect thereto money or securities before due for the purpose of paying when due) any such Indebtedness.


                                   SECTION 4

                        FINANCIAL COVENANTS AND REPORTING

         Each Borrower covenants and agrees that so long as this Agreement is in effect and until payment in full of all Obligations, unless Requisite Lenders shall otherwise give their prior written consent, such Borrower shall perform and comply with, and shall cause its Subsidiaries to perform and comply with, all covenants in this Section 4. For purposes of this Section 4, all covenants calculated for Borrowers shall be calculated on a consolidated basis for CT and its Subsidiaries.

         4.1 Total Leverage Ratio. Commencing on the Closing Date, CT shall maintain at all times, measured on a consolidated basis at each fiscal quarter end set forth below and maintained through the next measurement date, a Total Leverage Ratio less than or equal to 3.5:1.0.

         4.2 Indebtedness to Total Capitalization Ratio.CT shall maintain at all times on a consolidated basis, an Indebtedness to Total Capitalization Ratio not exceeding 0.60:1.

         4.3 Financial Statements and Other Reports.CT will and will cause its Subsidiaries to maintain a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP (it being understood that quarterly financial statements are not required to have footnote disclosures). CT will deliver each of the financial statements and other reports described below to Administrative Agent (and each Lender in the case of the financial statements and other reports described in Subsections 4.3(A), (B), (C), (D), (E), (F), (G) and (H)).

                  (A) Quarterly Financials. As soon as available and in any event within forty-five (45) days after the end of each of the first three fiscal quarters, CT will deliver consolidated and consolidating balance sheets of CT and its Subsidiaries, as at the end of such fiscal quarter, and the related consolidated and consolidating statements of income, stockholders' equity and cash flow for such fiscal quarter and for the period from the beginning of the then current fiscal year of CT to the end of such quarter.

                  (B) Year-End Financials. As soon as available and in any event within ninety (90) days after the end of each fiscal year of CT, CT will deliver
(i) consolidated and consolidating balance sheets of CT and its Subsidiaries, as at the end of such year, and the related consolidated and consolidating statements of income, stockholders' equity and cash flow for such fiscal year and (ii) a report with respect to the financial statements from a firm of certified public accountants selected by

Credit Agreement/CT Communications


CT and reasonably acceptable to Administrative Agent, which report shall be prepared in accordance with Statement of Auditing Standards No. 58 (the "Statement"), as amended, entitled "Reports on Audited Financial Statements" and such report shall be "Unqualified" (as such term is defined in such Statement).

                  (C) Borrower Compliance Certificate. Together with each delivery of financial statements of CT and its Subsidiaries pursuant to Subsections 4.3(A) and 4.3(B), Borrowers will deliver a fully and properly completed compliance certificate in substantially the same form as Exhibit 4.3(C) (each, a "Compliance Certificate") signed by the chief executive officer or chief financial officer of CT.

                  (D) Accountants' Reliance Letter. Together with each delivery of consolidated and consolidating financial statements of CT and its Subsidiaries pursuant to Subsection 4.3(B), CT will deliver a copy of a letter addressed to CT's certified public accountants informing such accountants that a primary intent of CT for the professional services such accountants provided to CT in preparing their audit report was to benefit or influence Lenders and their successors or assigns, and identifying Lenders as parties that CT intends to rely on such professional services provided to CT by such accountants.

                  (E) Accountants' Reports. Promptly upon receipt thereof, CT will deliver copies of all significant reports submitted by CT's firm of certified public accountants in connection with each annual, interim or special audit or review of any type of the financial statements or related internal control systems of CT made by such accountants, including any comment letter submitted by such accountants to management in connection with their services.

                  (F) Projections. As soon as available and in any event prior to CT's fiscal years, CT will deliver Projections of CT and its Subsidiaries on a consolidated basis for the next succeeding fiscal year, quarter by quarter. Together with each delivery of consolidated and consolidating financial statements of CT and its Subsidiaries pursuant to Subsections 4.3(A) and 4.3(B), CT will deliver a schedule comparing the actual performance of CT and its Subsidiaries for such fiscal quarter and for the portion of the fiscal year then ended against the Projections for the then-current fiscal year delivered pursuant to this Subsection 4.3(F). Promptly after becoming aware thereof, CT will notify Administrative Agent of any material amendment to or deviation from such Projections.

Credit Agreement/CT Communications


                  (G) SEC Filings and Press Releases. Promptly upon their becoming available, CT will deliver copies of (i) all financial statements, reports, notices and proxy statements sent or made available by CT or its Subsidiaries to its or their security holders, (ii) all regular and periodic reports and all registration statements and prospectuses, if any, filed by CT or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission (the "SEC") or any governmental or private regulatory authority, and (iii) all press releases and other statements made available by CT or any of its Subsidiaries to the public concerning developments in the business of any such Person. If filed in compliance with the rules of the SEC and if delivered to the Administrative Agent and to each Lender within the times provided in Sections 4.3 (A) and (B), copies of regular reports to the SEC on Form 10-K and 10-Q shall satisfy the delivery requirements of Section 4.3 (A) and (B), so long as such regular reports include the information required herein.

                  (H) Events of Default, Etc. Promptly upon any officer of any Borrower obtaining knowledge of any of the following events or conditions, CT shall deliver copies of all notices given or received by such Borrower or any of its Subsidiaries with respect to any such event or condition and a certificate of CT's chief executive officer specifying the nature and period of existence of such event or condition and what action such Borrower has taken, is taking and proposes to take with respect thereto: (i) any condition or event that constitutes an Event of Default or Default; (ii) any notice that any Person has given to any Borrower or any of its Subsidiaries or any other action taken with respect to a claimed default or event or condition of the type referred to in Subsection 6.1(B); or (iii) any event or condition that could reasonably be expected to have a Material Adverse Effect.

                  (I) Litigation. Promptly upon any officer of any Borrower obtaining knowledge of (i) the institution of any action, suit, proceeding, governmental investigation or arbitration against or affecting any Borrower or any of its Subsidiaries not previously disclosed by such Borrower to Administrative Agent or (ii) any material development in any action, suit, proceeding, governmental investigation or arbitration at any time pending against or affecting any Borrower or any of its Subsidiaries which, in each case, could reasonably be expected to have a Material Adverse Effect, CT will give notice thereof to Administrative Agent and provide such other information as may be reasonably available to CT to enable Administrative Agent and its counsel to evaluate such matter.

                  (J) Supplemented Schedules; Notice of Corporate Changes. Annually, concurrently with Borrowers' delivery of the Projections required by Subsection 4.3(F), CT shall supplement in writing and deliver revisions of the Schedules annexed to this Agreement to the extent necessary to disclose new or changed facts or circumstances after the Closing Date; provided that subsequent disclosures shall not constitute a cure or waiver of any Default or Event of Default resulting from the matters disclosed.

                  (K) Regulatory and Other Notices. Within fifteen (15) days after filing, receipt or becoming aware thereof, copies of any filings or communications sent to or notices and other communications received by any Borrower or any of its Subsidiaries from any Governmental Authority, including the FCC, any applicable PUC and the SEC, relating to any noncompliance by such Borrower or any of its Subsidiaries with any law or with respect to any matter or proceeding the effect of which could reasonably be expected to have a Material Adverse Effect or which could reasonably be expected to result in a material adverse amendment, change or termination of any License.

Credit Agreement/CT Communications


                  (L) Other Information. With reasonable promptness, CT will deliver such other information and data with respect to Borrowers or any of their Subsidiaries as from time to time may be reasonably requested by Administrative Agent.

         4.4 Accounting Terms; Utilization of GAAP for Purposes of Calculations Under Agreement. For purposes of this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to such terms in conformity with GAAP. Except as otherwise expressly provided, financial statements and other information furnished to Administrative Agent or the Lenders pursuant to this Agreement shall be prepared in accordance with GAAP as in effect at the time of such preparation. No "Accounting Changes" (as defined below) shall affect financial covenants, standards or terms in this Agreement; provided that CT shall prepare footnotes to each Compliance Certificate and the financial statements required to be delivered hereunder that show the differences between the financial statements delivered (which reflect such Accounting Changes) and the basis for calculating financial covenant compliance (without reflecting such Accounting Changes). "Accounting Changes" means: (i) changes in accounting principles required by GAAP and implemented by Borrowers;
(ii) changes in accounting principles recommended by Borrowers' certified public accountants and implemented by Borrowers; and (iii) changes in the method of determining carrying value of Borrowers' or any of their Subsidiaries' assets, liabilities or equity accounts. All such adjustments resulting from expenditures made subsequent to the Closing Date (including, but not limited to, capitalization of costs and expenses or payment of pre-Closing Date liabilities) shall be treated as expenses in the period the expenditures are made.

                                   SECTION 5

                         REPRESENTATIONS AND WARRANTIES

         In order to induce Administrative Agent and Lenders to enter into this Agreement and to make Loans, each Borrower represents and warrants to Administrative Agent and each Lender on the Closing Date and on the date of each request for a Loan that the following statements are true, correct and complete:

         5.1 Disclosure. No information furnished by or on behalf of Borrowers or any of their Subsidiaries contained in this Agreement, the financial statements referred to in Subsection 5.8 or any other document, certificate, opinion or written statement furnished to any Administrative Agent or any Lender for use in connection with the Loan Documents or the transactions contemplated thereunder contains any untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made. No Borrower is aware of any facts which it has not disclosed in writing to the Administrative Agent having a Material Adverse Effect, or insofar as Borrower can now foresee, that could reasonably be expected to have a Material Adverse Effect.

         5.2 No Material Adverse Effect. Since December 31, 2000, there has been no event or change in facts or circumstance affecting Borrowers or any of their Subsidiaries which individually or in the aggregate have had or could reasonably be expected to have a Material Adverse Effect and that have not been disclosed herein or in the attached Schedules.


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         5.3 Organization, Powers, Authorization and Good Standing.

                  (A) Organization and Powers. Each Borrower and its Subsidiaries is a limited liability company, corporation or partnership duly organized, validly existing and in good standing under the laws of its jurisdiction or incorporation. Each Borrower and its Subsidiaries has all requisite legal power and authority to own and operate its properties, to carry on its business as now conducted and proposed to be conducted, to enter into each Loan Document to which it is a party and to carry out its respective obligations with respect thereto.

                  (B) Authorization; Binding Obligation. Each Borrower and its Subsidiaries has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Agreement and each of the other Loan Documents to which it is a party. This Agreement is, and the other Loan Documents when executed and delivered will be, the legally valid and binding obligations of the applicable parties thereto (other than Administrative Agent and the Lenders), each enforceable against each of such parties, as applicable, in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debt or relief laws from time to time in effect which affect the enforcement of creditors' rights in general and general principles of equity.

                  (C) Qualification. Each Borrower and its Subsidiaries is duly qualified and authorized to do business and in good standing in each jurisdiction where the nature of its business and operations requires such qualification and authorization, except where the failure to be so qualified, authorized and in good standing could not reasonably be expected to have a Material Adverse Effect.

         5.4 Compliance of Agreement, Loan Documents and Borrowings with Applicable Law. The execution, delivery and performance by Borrowers and their Subsidiaries of the Loan Documents to which each is a party, the borrowings hereunder and the transactions contemplated hereby and thereby do not and will not, by the passage of time, the giving of notice or otherwise, (i) except as set forth on Schedule 5.4 hereto, require any Governmental Approval or violate any Applicable Law relating to any Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of any Borrower or any of its Subsidiaries or any Material Contract to which such Person is a party or by which any of its properties may be bound or any Governmental Approval relating to such Person or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Person.

         5.5 Compliance with Law; Governmental Approvals. Except as set forth on
Schedule 5.5 hereto, each Borrower and its Subsidiaries (i) has all material Governmental Approvals required by any Applicable Law for it to conduct its business, except for such Governmental Approvals for which the failure to obtain could not reasonably be expected to have a Material Adverse Effect and (ii) is in material compliance with each Governmental Approval applicable to it and in compliance with all other Applicable Laws relating to it or any of its respective properties the violation of which could reasonably be expected to have a Material Adverse Effect. Each such Governmental Approval is in full force and effect, is final and not subject to review on appeal and is not the subject of any


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pending or threatened attack by direct or collateral proceeding.

         5.6 Tax Returns and Payments. Each Borrower and its Subsidiaries has duly filed or caused to be filed, except as set forth on Schedule 5.6, all federal, state, local and other tax returns required by Applicable Law to be filed except where the failure to file could not reasonably be expected to have a Material Adverse Effect, and has paid, or made adequate provision for the payment of, all federal, state, local and other taxes, assessments and governmental charges or levies upon it and its property, income, profits and assets which are due and payable, except where the payment of such tax is being diligently contested in good faith and adequate reserves therefor have been established in compliance with GAAP or where the failure to pay, or to make adequate provision for the payment of such taxes, assessments, charges and levies could not reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of each Borrower and its Subsidiaries in respect of federal, state, local and other taxes for all fiscal years and portions thereof are in the judgment of such Borrower adequate, and neither such Borrower nor any of its Subsidiaries anticipates any additional material taxes or assessments for any of such years.

         5.7 Environmental Matters. Each Borrower and its Subsidiaries is in compliance in all material respects with all applicable Environmental Laws, and there is no contamination at, under or about the properties or operations of any Borrower or their Subsidiaries, which interfere in any material respect with the continued operation of such properties or impair in any material respect the fair saleable value thereof or with such operations, except for any such violations or contamination as could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

         5.8 Financial Statements. All financial statements concerning each Borrower and its Subsidiaries which have been or will hereafter be furnished to Administrative Agent or any Lender pursuant to this Agreement have been or will be prepared in accordance with GAAP consistently applied (except as disclosed therein) and do or will present fairly the financial condition of the Persons covered thereby as of the date thereof and the results of their operations for the periods covered thereby and do and will disclose all material liabilities and Contingent Obligations of each Borrower or its Subsidiaries as at the dates thereof, except that any unaudited financial statements are or shall be subject to changes resulting from normal year end adjustments and items that are or will be disclosed in footnotes to the audited statements. No Borrower nor any of its Subsidiaries has outstanding, as of the Closing Date, and after giving effect to the initial Loans hereunder on the Closing Date, any Indebtedness for borrowed money or Contingent Obligations other than (i) the Loans, (ii) the Indebtedness permitted under Subsection 3.1, and (iii) the Contingent Obligations permitted under Subsection 3.4.

         5.9 Intellectual Property. Each Borrower and its Subsidiaries owns, or possesses through valid licensing arrangements, the right to use all patents, copyrights, trademarks, trade names, service marks, technology know-how and processes used in or necessary for the conduct of its business as currently or anticipated to be conducted (collectively, the "Intellectual Property Rights") without infringing upon any validly asserted rights of others, except for any Intellectual Property Rights the absence of which could not reasonably be expected to have a Material Adverse Effect. No event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such rights. Neither Borrower nor any of its Subsidiaries has been


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threatened with any litigation regarding Intellectual Property Rights that would present a material impediment to the business of any such Person.

         5.10 Litigation, Investigations, Audits, Etc. Except as set forth on
Schedule 5.10, there is no action, suit, proceeding or investigation pending against, or, to the knowledge of Borrower, threatened against or in any other manner relating adversely to, any Borrower or any of its Subsidiaries or any of their respective properties, including the Licenses, in any court or before any arbitrator of any kind or before or by any Governmental Authority (including the FCC) which could reasonably be expected to have a Material Adverse Effect. None of the actions, suits, proceedings or investigations disclosed on Schedule 5.10
(i) calls into question the validity of this Agreement or any other Loan Document, or (ii) individually or collectively involves the possibility of any judgment or liability not fully covered by insurance which, if determined adversely to such Borrower or any of its Subsidiaries, could reasonably be expected to have a Material Adverse Effect. Neither any Borrower nor any of its Subsidiaries is the subject of any review or audit by the Internal Revenue Service or any investigation by any Governmental Authority concerning the violation or possible violation of any law.

         5.11 Employee Labor Matters. Except as set forth on Schedule 5.11, (i) no Borrower, its material Subsidiaries nor any of their respective employees is subject to any collective bargaining agreement, (ii) no petition for certification or union election is pending with respect to the employees of any such Person and no union or collective bargaining unit has sought such certification or recognition with respect to the employees of any such Person and (iii) there are no strikes, slowdowns, work stoppages or controversies pending or, to the best knowledge of any Borrower after due inquiry, threatened between any such Person and its respective employees, other than employee grievances arising in the ordinary course of business which could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

         5.12 Employee Benefit Plans. Each Borrower and its Subsidiaries are in compliance in all material respects with the applicable provisions of the Employee Retirement Income Security Act of 1974, as amended (ERISA), and the regulations and published interpretations thereunder, the failure to comply with which could reasonably be expected to have a Material Adverse Effect.

         5.13 Communications Regulatory Matters.

                  (A) Schedule 5.13(A) sets forth a true and complete list of the following information for each License issued to each Borrower or its material Subsidiaries: the name of the licensee, the type of service, the expiration date and the geographic area covered by such License.

                  (B) The Licenses are valid and in full force and effect without conditions except for such conditions as are generally applicable to holders of such Licenses. No event has occurred and is continuing which could reasonably be expected to (i) result in the imposition of a forfeiture or the revocation, termination or adverse modification of any such License or (ii) adversely affect any rights of any Borrower or its Subsidiaries or any other holder thereunder, except, in each case, where such results could not reasonably be expected to have a Material Adverse Effect. No Borrower has any reason to believe and has no knowledge that any License will not be renewed in the ordinary course. No Borrower nor any of its Subsidiaries is a party to any investigation, notice of violation,


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order or complaint issued by or before the FCC, and there are no proceedings pending by or before the FCC which could in any manner threaten or adversely affect the validity of any License.

                  (C) All of the properties, equipment and systems owned, leased or managed by each Borrower or its Subsidiaries that are material to the operations of CT on a consolidated basis are, and (to the best knowledge of such Borrower) all such property, equipment and systems to be acquired or added in connection with any contemplated system expansion or construction will be, in good repair, working order and condition (reasonable wear and tear excepted) and are and will be in material compliance with all terms and conditions of the Licenses and all standards or rules imposed by any Governmental Authority or as imposed under any agreements with telephone companies and customers.

                  (D) Each Borrower and its Subsidiaries has paid all franchise, license or other fees and charges which have become due pursuant to any Governmental Approval in respect of its business except where the failure to make such payments could not reasonably be expected to have a Material Adverse Effect and has made appropriate provision to the extent required by GAAP for any such fees and charges which have accrued.

         5.14 Solvency. Each Borrower and its Subsidiaries: (i) owns and will own assets the present fair saleable value of which are (a) greater than the total amount of liabilities (including contingent liabilities) of such Borrower or its Subsidiaries and (b) greater than the amount that will be required to pay the probable liabilities of its then existing debts and liabilities as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such Borrower or such Subsidiary; (ii) has capital that is not unreasonably small in relation to its business as presently conducted or after giving effect to any contemplated transaction; and (iii) does not intend to incur and does not believe that it will incur debts and liabilities beyond its ability to pay such debts and liabilities as they become due.

         5.15 Investment Company Act; Public Utility Holding Act. Each Borrower and its Subsidiaries is not an investment company" as that term is defined in and is not otherwise subject to regulation under, the Investment Company Act of 1940, as amended. Each Borrower and its Subsidiaries is not a "holding company" as that term is defined in, and is not otherwise subject to regulation under, the Public Utility Holding Company Act of 1935, as amended.

         5.16 Certain Agreements and Material Contracts. Schedule 5.16 sets forth a complete and accurate list of all loan agreements, indentures, guarantees, capital leases and other similar credit or reimbursement agreements and all Material Contracts of each Borrower and its Subsidiaries. Each Borrower and its Subsidiaries has performed all of its obligations under such agreements and Material Contracts and, to the best knowledge of such Borrower, each other party thereto is in compliance with each such agreement or Material Contract, in each case except where the failure to conform could not reasonably be expected to have a Material Adverse Effect. Each such agreement or Material Contract is in full force and effect in accordance with the terms thereof. Each Borrower has made available a true and complete copy of each such agreement or Material Contract listed on Schedule 5.16 for inspection by Administrative Agent.

         5.17 Capitalization. The outstanding capital stock or other ownership interests of CT is


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publicly held. The outstanding capital stock or other ownership interests of each other Borrower and its Subsidiaries is described on Schedule 5.17. All such capital stock or other ownership interests in such other Borrowers is owned beneficially and of record as shown on Schedule 5.17.


         5.18 Title to Properties. Each Borrower and its Subsidiaries has such title or leasehold interest in and to the real property owned or leased by it as is necessary or desirable to the conduct of its business and valid and legal title or leasehold interest in and to all of its personal property, including those reflected on the balance sheets of such Borrower delivered pursuant to Subsection 5.8, except those which have been disposed of by such Borrower subsequent to such date which dispositions have been in the ordinary course of business or as otherwise expressly permitted hereunder and except for those to which the failure to have such title or leasehold interest could not reasonably be expected to have a Material Adverse Effect.


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                                   SECTION 6

                    EVENTS OF DEFAULT AND RIGHTS AND REMEDIES

         6.1 Event of Default."Event of Default" shall mean the occurrence or existence of any one or more of the following:

                  (A) Payment. Failure to repay any outstanding principal amount of the Loans at the time required pursuant to this Agreement, or failure to pay, within five (5) days after the due date, any interest on any Loan or any other amount due under this Agreement or any of the other Loan Documents; or

                  (B) Default in Other Agreements. (i) Failure of any Borrower or any of its Subsidiaries to pay when due or within any applicable grace period any principal or interest on Indebtedness (other than the Loans) or any Contingent Obligation or (ii) any other breach or default of any Borrower or any of its Subsidiaries with respect to any Indebtedness (other than the Loans) or any Contingent Obligation, if the effect of such failure to pay, breach or default is to cause or to permit the holder or holders then to cause such Indebtedness or Contingent Obligation having an aggregate principal amount for such Borrower and its Subsidiaries in excess of $1,000,000 to become or be declared due prior to its stated maturity; or

                  (C) Breach of Certain Provisions. Failure of any Borrower or any of its Subsidiaries to perform or comply with any term or condition contained in that portion of Subsection 2.2 relating to such Borrower's or any of its Subsidiaries' obligation to maintain insurance, Subsection 2.4, Section 3 or Section 4 (excluding Section 4.3 (except for the first sentence thereof and Subsection 4.3(H))); or

                  (D) Breach of Warranty. Any representation, warranty, certification or other statement made by any Borrower or any of its Subsidiaries in any Loan Document or in any statement or certificate at any time given by such Borrower or any of its Subsidiaries in writing pursuant to or in connection with any of the Loan Documents is false in any material respect on the date made or deemed made; or

                  (E) Other Defaults Under Loan Documents. Any Borrower or any of its Subsidiaries, or any other party (other than a Lender) breaches or defaults in the performance of or compliance with any term contained in this Agreement or the other Loan Documents and such default is not remedied or waived within fifteen (15) days after receipt by such Borrower, any such Subsidiary, or such other party of notice from Administrative Agent or Requisite Lenders of such default (other than occurrences described in other provisions of this Subsection 6.1 for which a different grace or cure period is specified or which constitute immediate Events of Default); or

                  (F) Involuntary Bankruptcy; Appointment of Receiver, Etc. (i) A court enters a decree or order for relief with respect to any Borrower or any of its Subsidiaries in an involuntary case under the Bankruptcy Code, which decree or order is not stayed or other similar relief is not granted under any applicable federal or state law within forty-five (45) days; or (ii) the continuance


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of any of the following events for forty-five (45) days unless dismissed, bonded or discharged: (a) an involuntary case is commenced against any Borrower or any of its Subsidiaries, under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; or (b) a decree or order of a court for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over any Borrower or any of its Subsidiaries, or over all or a substantial part of its property, is entered; or
(c) an interim receiver, trustee or other custodian is appointed without the consent of any Borrower or any of its Subsidiaries, for all or a substantial part of the property of such Borrower or any of its Subsidiaries; or

                  (G) Voluntary Bankruptcy; Appointment of Receiver; Etc. Any Borrower or any of its Subsidiaries (i) commences a voluntary case under the Bankruptcy Code, files a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts of such Borrower or any of its Subsidiaries, or consents to, or fails to contest in a timely and appropriate manner, the entry of an order for relief in an involuntary case, the conversion of an involuntary case to a voluntary case under any such law, or the appointment of or taking possession by a receiver, trustee or other custodian of all or a substantial part of the property of such Borrower or any of its Subsidiaries; or (ii) makes any assignment for the benefit of creditors; or (iii) the Board of Directors of any Borrower or any of its Subsidiaries adopts any resolution or otherwise authorizes action to approve any of the actions referred to in this Subsection 6.1(G); or

                  (H) Governmental Liens. Any Lien, levy or assessment (other than Permitted Encumbrances) is filed or recorded with respect to or otherwise imposed upon all or any material part of the assets of any Borrower or any of its Subsidiaries by the United States or any department or instrumentality thereof or by any state, county, municipality or other Governmental Authority, in each case, except where the Borrower or Subsidiary is not material to the operations of CT on a consolidated basis; or

                  (I) Judgment and Attachments. Any money judgment, writ or warrant of attachment or similar process (other than those described in Subsection 6.1(H)) involving an amount in any individual case or in the aggregate for any Borrower and its Subsidiaries at any time in excess of $500,000 (in either case not adequately covered by insurance as to which the insurance company has acknowledged coverage) is entered or filed against such Borrower or any of its Subsidiaries or any of their respective assets and remains undischarged, unvacated, unbonded or unstayed for a period of thirty
(30) days or in any event later than five (5) Business Days prior to the date of any proposed sale thereunder; or

                  (J) Dissolution. Any order, judgment or decree is entered against any Borrower or any of its Subsidiaries decreeing the dissolution or split up of such Borrower or any of its Subsidiaries and such order remains undischarged or unstayed for a period in excess of fifteen (15) days, in each case; or

                  (K) Solvency. Any Borrower or any of its Subsidiaries ceases to be solvent or such Borrower or any of its Subsidiaries admits in writing its present or prospective inability to pay its debts as they become due; or

                  (L) Injunction. Any Borrower or any of its Subsidiaries is enjoined, restrained or


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in any way prevented by the order of any court or any Governmental Authority from conducting all or any material part of its business and such order continues for more than sixty (60) days, in each case, except where such Borrower or Subsidiary is not material to the operations of CT on a consolidated basis; or

                  (M) ERISA; Pension Plans. (i) Any Borrower or any of its Subsidiaries fails to make full payment when due of all amounts which, under the provisions of any employee benefit plans or any applicable provisions of the IRC, any such Person is required to pay as contributions thereto and such failure results in or could reasonably be expected to have a Material Adverse Effect; or (ii) an accumulated funding deficiency occurs or exists, whether or not waived, with respect to any such employee benefit plans; or (iii) any employee benefit plan of any Borrower or any of its Subsidiaries loses its status as a qualified plan under the IRC and such loss results in or could reasonably be expected to have a Material Adverse Effect; or

                  (N) Environmental Matters. Any Borrower or any of its Subsidiaries fails to: (i) obtain or maintain any operating licenses or permits required by environmental authorities; (ii) begin, continue or complete any remediation activities as required by any environmental authorities; (iii) store or dispose of any hazardous materials in accordance with applicable environmental laws and regulations; or (iv) comply with any other environmental laws, if in any such case such failure could reasonably be expected to have a Material Adverse Effect; or

                  (O) Invalidity of Loan Documents. Any of the Loan Documents for any reason, other than a partial or full release in accordance with the terms thereof, ceases to be in full force and effect or is declared to be null and void, or any Borrower or any of its Subsidiaries denies that it has any further liability under any Loan Documents to which it is party, or gives notice to such effect; or

                  (P) Damage; Strike; Casualty. Any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty which causes, for more than fifteen (15) consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of any Borrower or any of its Subsidiaries if any such event or circumstance results in or could reasonably be expected to have a Material Adverse Effect; or

                  (Q) Licenses and Permits. (i) The loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by any Borrower or any of its Subsidiaries, if such loss, suspension, revocation or failure to renew could reasonably be expected to have a Material Adverse Effect; or (ii) one or more of the Licenses shall be terminated, revoked, substantially adversely modified or fail to be renewed at its stated expiration, if such termination, revocation, modification or non-renewal could reasonably be expected to have a Material Adverse Effect; or

                  (R) Material Adverse Effect. Any event not referred to elsewhere in this Subsection 6.1 shall occur which results in a Material Adverse Effect; or


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                  (S) Certain Material Contracts. Any material breach or default or any termination (other than on the stated or optional expiration date of such contract in accordance with its terms shall have occurred under any of the Material Contracts by any of the parties thereto (other than Borrower), unless, but only as long as, the existence of any such default is being contested by such Borrower or such Subsidiary in good faith by appropriate proceedings and adequate reserves in respect thereof have been established on the books of such Borrower or such Subsidiary to the extent required by GAAP; or

                  (T) Hedging Agreement. Any termination payment shall be due by any Borrower under any Hedging Agreement relating to any Loan under this Agreement and such amount is not paid within thirty (30) Business Days of the due date thereof.

         6.2 Suspension of Commitments. Upon the occurrence of any Default or Event of Default, Administrative Agent and each Lender, without notice or demand, may immediately cease making additional Loans and cause its obligation to lend its Pro Rata Share of each Loan Commitment to be suspended; provided that, in the case of a Default, if the subject condition or event is waived, cured or removed by Requisite Lenders within any applicable grace or cure period, any suspended portion of the Loan Commitments shall be reinstated.

         6.3 Acceleration. Upon the occurrence of any Event of Default described in the foregoing Subsections 6.1(F) or 6.1(G), the unpaid principal amount of and accrued interest and fees on the Loans and all other Obligations shall automatically become immediately due and payable, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other requirements of any kind, all of which are hereby expressly waived by Borrowers, and the obligations of Administrative Agent and Lenders to make Loans shall thereupon terminate. Upon the occurrence and during the continuance of any other Event of Default, Administrative Agent may, and upon written demand by Requisite Lenders shall, by written notice to CT, on behalf of Borrowers, declare all or any portion of the Loans and all or some of the other Obligations to be, and the same shall forthwith become, immediately due and payable together with accrued interest thereon, and upon such acceleration the obligations of Administrative Agent and Lenders to make Loans shall thereupon terminate.

         6.4 Rights of Collection. Upon the occurrence of any Event of Default (after giving effect to any grace periods provided above) and at any time thereafter and unless and until such Event of Default is waived by Requisite Lenders, Administrative Agent may exercise on behalf of Lenders all of their other rights and remedies under this Agreement, the other Loan Documents and Applicable Law, in order to satisfy all of Borrowers' Obligations.

         6.5 Consents. Borrowers acknowledge that certain transactions contemplated by this Agreement and the other Loan Documents and certain actions which may be taken by Administrative Agent or Lenders in the exercise of their respective rights under this Agreement and the other Loan Documents may require the consent of a Governmental Authority. If counsel to Administrative Agent reasonably determines that the consent of a Governmental Authority is required in connection with the execution, delivery and performance of any of the aforesaid Loan Documents or any Loan Documents delivered to Administrative Agent or Lenders in connection therewith or as a result of any action which may be taken pursuant thereto, then Borrowers, at


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Borrowers' sole cost and expense, agrees to use their reasonable efforts, and to cause their Subsidiaries to use their reasonable best efforts, to secure such consent and to cooperate with Administrative Agent and Lenders in any action commenced by Administrative Agent or any Lender to secure such consent.

         6.6 Performance by Administrative Agent. If Borrowers shall fail to perform any covenant, duty or agreement contained in any of the Loan Documents, Administrative Agent may perform or attempt to perform such covenant, duty or agreement on behalf of Borrowers after the expiration of any cure or grace periods set forth herein, subject to Applicable Law. In such event, Borrowers shall, at the request of Administrative Agent, promptly pay any amount reasonably expended by Administrative Agent in such performance or attempted performance to Administrative Agent, together with interest thereon at the highest rate of interest in effect upon the occurrence of an Event of Default as specified in Subsection 1.2(E) from the date of such expenditure until paid. Notwithstanding the foregoing, it is expressly agreed that Administrative Agent shall not have any liability or responsibility for the performance of any obligation of Borrowers under this Agreement or any other Loan Document.

         6.7 Set Off and Sharing of Payments. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, during the continuance of any Event of Default, each Lender is hereby authorized by Borrowers at any time or from time to time, with reasonably prompt subsequent notice to CT, on behalf of Borrowers (any prior or contemporaneous notice being hereby expressly waived) to set off and to appropriate and to apply any and all (A) balances held by such Lender at any of its offices for the account of Borrowers or any of their Subsidiaries (regardless of whether such balances are then due to Borrowers or any of their Subsidiaries), and (B) except as provided in Subsection 8.2(J), other property at any time held or owing by such Lender to or for the credit or for the account of Borrowers or any of their Subsidiaries, against and on account of any of the Obligations; provided, that no Lender shall exercise any such right without the prior written consent of Administrative Agent. Any Lender exercising a right to set off shall, to the extent the amount of any such set off exceeds its Pro Rata Share of the amount set off, purchase for cash (and the other Lenders shall sell) interests in each such other Lender's Pro Rata Share of the Obligations as would be necessary to cause such Lender to share such excess with each other Lender in accordance with their respective Pro Rata Shares. Borrowers agree, to the fullest extent permitted by law, that any Lender may exercise its right to set off with respect to amounts in excess of its Pro Rata Share of the Obligations and upon doing so shall deliver such excess to Administrative Agent for the benefit of all Lenders in accordance with their Pro Rata Shares; provided, that CoBank may exercise its rights against any equity of CoBank held by Borrowers without complying with this sentence.

         6.8 Application of Payments. Subsequent to the acceleration of the Loans pursuant to Subsection 6.3, all payments received by the Lenders on the Obligations and on the proceeds from the enforcement of the Obligations shall be distributed pro rata among the Loans and shall be further applied among Administrative Agent and the Lenders as follows: First, to all Administrative Agent's fees and expenses then due and payable, then to all other expenses then due and payable by Borrowers hereunder, then to all indemnitee obligations then due and payable by Borrowers hereunder, then to all commitment and other fees and commissions then due and payable by Borrowers, then to accrued and unpaid interest on the Loans (pro rata) in accordance with all such


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amounts due on the Loans), and then to the principal amount of the Loans (pro rata among all Loans), in that order.

         6.9 Adjustments. If any Lender (a "Benefitted Lender") shall at any time receive any payment of all or part of its Loans, or interest thereon in a greater proportion than any such payment received by any other Lender, if any, in respect of such other Lender's Loans, or interest thereon, such Benefitted Lender shall, to the extent permitted by Applicable Law, purchase for cash from the other Lenders such portion of each such other Lender's Loans as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits ratably with each Lender; provided, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned to the extent of such recovery, but without interest. Borrowers agree that each Lender so purchasing a portion of another Lender's Loans may exercise all rights of payment (including rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion. This Subsection 6.9 shall not apply to any action taken by CoBank with respect to equity in it held by Borrowers.

                                   SECTION 7

                               CONDITIONS TO LOANS

         The obligations of Lenders to make Loans are subject to satisfaction of all of the applicable conditions set forth below.

         7.1 Conditions to Initial Loan. The obligations of Lenders to make the initial Loan are, in addition to the conditions precedent specified in Subsection 7.2, subject to the satisfaction of each of the following conditions:

                  (A) Executed Loan and Other Documents. (i) This Agreement,
(ii) the Notes, and (iii) all other documents and instruments contemplated by such agreements, shall have been duly authorized and executed by Borrowers, or other Person, as applicable, in form and substance satisfactory to Administrative Agent, and Borrowers, or such other Person, as applicable, shall have delivered original counterparts thereof to Administrative Agent.

                  (B) Closing Certificates; Opinions.

                           (1) Officer's Certificate. Administrative Agent shall
have received a certificate from the chief executive officer or chief financial officer of CT, in form and substance reasonably satisfactory to Administrative Agent, to the effect that all representations and warranties of each Borrower contained in this Agreement and the other Loan Documents are true, correct and complete; that no Borrower nor any of its Subsidiaries is in violation of any of the covenants contained in this Agreement and the other Loan Documents; that, after giving effect to the transactions contemplated by this Agreement, no Default or Event of Default has occurred and is continuing; that each Borrower has satisfied each of the closing conditions to be satisfied hereby; and that each Borrower has filed all required tax returns and owes no delinquent taxes, except where the payment of such tax is being diligently contested in good faith and adequate reserves therefor have been established in compliance with GAAP.


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                           (2) Certificate of Secretary of Borrowers.
Administrative Agent shall have received a certificate of the secretary or assistant secretary of each Borrower certifying that attached thereto is a true and complete copy of the articles of incorporation or organization of such Borrower, and all amendments thereto, certified as of a recent date by the Secretary of State of the state of incorporation or organization; that attached thereto is a true and complete copy of the bylaws, operating agreement or other governing agreement of such Borrower as in effect on the date of such certification; that attached thereto is a true and complete copy of resolution or consent of the governing body of such Borrower, authorizing the borrowings contemplated hereunder and the execution, delivery and performance of this Agreement and the other Loan Documents; and as to the incumbency and genuineness of the signature of each officer of such Borrower executing Loan Documents.

                           (3) Certificates of Good Standing. Administrative
Agent shall have received certificates as of a recent date of the good standing of each Borrower under the laws of its jurisdiction of organization and such other jurisdictions as are requested by Administrative Agent.

                           (4) Opinions of Counsel. Administrative Agent shall
have received favorable opinions of counsel to Borrowers addressed to Administrative Agent and Lenders with respect to Borrowers, the Loan Documents and regulatory matters (including, without limitation, the Licenses) reasonably satisfactory in form and substance to Administrative Agent.

                           (5) Lien Searches. Borrowers shall have delivered to
Administrative Agent the results of a Lien search of all filings made against each Borrower or any of its Subsidiaries, under the Uniform Commercial Code as in effect in any jurisdiction in which any of its assets are located, indicating among other things that Borrower's assets are free and clear of any Lien, except for Permitted Encumbrances.

                  (C) Consents.

                           (1) Governmental and Third Party Approvals. Borrowers
shall have delivered to Administrative Agent all necessary approvals, authorizations and consents, if any, of all Persons, Governmental Authorities, including the FCC and all applicable PUCs (except that, subject to Section 1.7(D), Borrowers shall have until April 30, 2003 to obtain the approval of the North Carolina Utilities Commission), and courts having jurisdiction with respect to the execution and delivery of this Agreement and the other Loan Documents, and all such approvals shall be in form and substance satisfactory to Administrative Agent.

                           (2) Permits and Licenses. Administrative Agent shall
have received copies of all material permits and licenses, including the Licenses, required under Applicable Laws for the conduct of Borrowers' or any of its Subsidiaries' businesses.

                           (3) No Injunction, Etc. No action, proceeding,
investigation, regulation or legislation shall have been instituted, threatened or proposed before any Governmental Authority to enjoin, restrain or prohibit, or to obtain substantial damages in respect of, or which is related to or arises out of this Agreement or the other Loan Documents or the consummation of the transactions


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contemplated hereby or thereby, or which, as determined by Administrative Agent in its reasonable discretion, would make it inadvisable to consummate the transactions contemplated by this Agreement and such other Loan Documents.

                  (D) Financial Matters.

                           (1) Financial Statements. Administrative Agent and
each Lender shall have received recent annual and interim financial statements and other financial information with respect to Borrower and its Subsidiaries prepared in accordance with GAAP.

                           (2) Fees, Expenses, Taxes, Etc. There shall have been
paid by Borrowers to Administrative Agent, for the benefit of Administrative Agent and Lenders, as applicable, the fees set forth or referenced in Subsection
1.4 and any other accrued and unpaid fees or commissions due hereunder (including legal fees and expenses), and to any other Person such amount as may be due thereto in connection with the transactions contemplated hereby.

                  (E) Miscellaneous.

                           (1) Repayment of Existing Indebtedness.
Administrative Agent shall have received evidence, in form and substance reasonably satisfactory to Administrative Agent, that all Indebtedness, including the Prior Indebtedness, incurred prior to the initial Loan hereunder has been fully paid, satisfied and discharged, other than as permitted under
Section 3.1 hereof.

                           (2) Proceedings and Documents. All opinions,
certificates and other instruments and all proceedings in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to Administrative Agent. Administrative Agent shall have received copies of all other instruments and other evidence as Administrative Agent may reasonably request, in form and substance reasonably satisfactory to Administrative Agent, with respect to the transactions contemplated by this Agreement and the taking of all actions in connection therewith.

         7.2 Conditions to All Loans. The several obligations of Lenders to make Loans, including the initial Loan, on any date (each such date a "Funding Date") are subject to the further conditions precedent set forth below.

                  (A) Administrative Agent shall have received, in accordance with the provisions of Subsection 1.3, a notice requesting an advance of a Loan.

                  (B) The representations and warranties contained in Section 5 of this Agreement and elsewhere herein and in the Loan Documents shall be (and each request by CT for a Loan shall constitute a representation and warranty by Borrowers that such representations and warranties are) true, correct and complete in all material respects on and as of such Funding Date to the same extent as though made on and as of that date, except for any representation or warranty limited by its terms to a specific date and taking into account any amendments to the Schedules or Exhibits as a result of any disclosures made in writing by Borrowers to Administrative Agent after the Closing Date and approved by Requisite Lenders in writing.


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                  (C) No event shall have occurred and be continuing or would result from the consummation of the borrowing contemplated that would constitute an Event of Default or a Default.

                  (D) With respect to any Lender, no order, judgment or decree of any court, arbitrator or Governmental Authority shall purport to enjoin or restrain such Lender from making any Loan.

                  (E) Since December 31, 2000, there shall not have occurred any event or condition that has had or could reasonably be expected to have a Material Adverse Effect.

                  (F) All Loan Documents shall be in full force and effect.

                  (G) Borrower shall have delivered to Administrative Agent such other documents, certificates and opinions as Administrative Agent reasonably request.

                                   SECTION 8

                          ASSIGNMENT AND PARTICIPATION

         8.1 Assignments and Participations in Loans and Notes. Each Lender (including CoBank) may assign, subject to the terms of a Lender Addition Agreement, its rights and delegate its obligations under this Agreement to one or more Persons; provided that, (a) such Lender shall first obtain the written consent of Administrative Agent and, if no Default or Event of Default shall have occurred and be continuing, Borrowers, which consents shall not be unreasonably withheld or delayed; (b) the Pro Rata Share of a Loan Commitment being assigned shall in no event be less than the lesser of (i) $5,000,000 (which may be aggregated where several Lenders are simultaneously assigning to the same Person) and (ii) the entire amount of the Pro Rata Share of such Loan Commitment of the assigning Lender; and (c) upon the consummation of each such assignment the assigning Lender shall pay Administrative Agent a non-refundable administrative fee of $2,000; provided, that in connection with an assignment from a Lender to an Affiliate of such Lender or to another Lender, written consent of Borrowers shall not be required and no administrative fee shall be payable. From and after the effective date specified in a duly executed, delivered and accepted Lender Addition Agreement, which effective date shall be at least five (5) Business Days after the execution thereof (unless Administrative Agent shall otherwise agree), (A) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Lender Addition Agreement, shall have the rights and obligations of the assigning Lender hereunder with respect thereto and (B) the assigning Lender shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Lender Addition Agreement, relinquish its rights (other than rights under the provisions of this Agreement and the other Loan Documents relating to indemnification or payment of fees, costs and expenses, to the extent such rights relate to the time prior to the effective date of such Lender Addition Agreement) and be released from its obligations under this Agreement other than obligations to the extent relating to the time prior to the effective date of such Lender Addition Agreement (and, in the case of a Lender Addition Agreement covering all or the remaining portion of such assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto). The terms and provisions of each Lender Addition Agreement shall, upon the effectiveness thereof be incorporated


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into and made a part of this Agreement, and the covenants, agreements and obligations of each Lender set forth therein shall be deemed made to and for the benefit of Administrative Agent and the other parties hereto as if set forth at length herein. Upon its receipt of a duly completed Lender Addition Agreement executed by an assigning Lender and an assignee, and Borrowers (if required), together with any Note subject to such assignment and the processing fee referred to above, Administrative Agent will accept such Lender Addition Agreement and give notice thereof to CT, on behalf of Borrowers, and the other Lenders. In the event of an assignment pursuant to this Subsection 8.1, Borrowers shall, upon surrender of the assigning Lender's Note, issue a new Note to reflect the interests of the assigning Lender and the Person to which interests are to be assigned.

         Each Lender (including Administrative Agent) may sell participations in all or any part of its Pro Rata Share of each Loan Commitment to one or more Persons; provided that such Lender shall first obtain the prior written consent of Administrative Agent; and provided, further, that such Lender's obligations under this Agreement shall remain unchanged; Borrowers, Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement; all amounts payable by Borrowers hereunder shall be determined as if that Lender had not sold such participation; and the holder of any such participation shall not be entitled to require such Lender to take or omit to take any action hereunder except action directly affecting (i) any reduction, modification or forgiveness in the principal amount, interest rate or fees payable with respect to any Loan;
(ii) any extension of the Revolving Loan Expiration Date or the Term Loan Maturity Date, or any change of any date fixed for any payment of any of the Obligations; and (iii) any consent to the assignment, delegation or other transfer by Borrowers or any of their Subsidiaries of any of its rights and obligations under any Loan Document. Borrowers hereby acknowledge and agree that any participation will give rise to a direct obligation of Borrowers to the participant, and the participant shall for purposes of Subsections 1.11, 1.13, 1.14, 6.7 and 9.1 be considered to be a "Lender."

         Except as otherwise provided in this Subsection 8.1, no Lender shall, as between Borrowers and such Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment, transfer or negotiation of, or granting of a participation in, all or any part of the Loans, the Notes or other Obligations owed to such Lender. Each Lender may furnish any information concerning Borrowers and their Subsidiaries in the possession of that Lender from time to time to assignees and participants (including prospective assignees and participants), subject to the provisions of Subsection 9.13.

         Nothing in this Agreement shall be construed to prohibit any Lender from pledging or assigning all or any portion of its rights and interest hereunder or under any Note as collateral security for any loan or financing or in connection with any securitization or other similar transaction or to any Federal Reserve Bank as security for borrowings therefrom; provided, that no such pledge or assignment shall release a Lender from any of its obligations hereunder.

         Notwithstanding anything contained in this Agreement to the contrary, so long as Requisite Lenders shall remain capable of making LIBOR Loans, no Person shall become a "Lender" hereunder unless such Person shall also be capable of making LIBOR Loans.


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         CoBank reserves the right to assign or sell participations in all or any part of its Pro Rata Share of each Loan Commitment on a non-patronage basis.

         8.2 Administrative Agent.

                  (A) Appointment. Each Lender hereby irrevocably appoints and authorizes CoBank, as Administrative Agent to act as Administrative Agent hereunder and under any other Loan Document with such powers as are specifically delegated to Administrative Agent by the terms of this Agreement and any other Loan Document, together with such other powers as are reasonably incidental thereto. Administrative Agent is authorized and empowered to amend, modify or waive any provisions of this Agreement or the other Loan Documents on behalf of Lenders subject to the requirement that the consent of certain Lenders be obtained in certain instances as provided in Subsections 8.3 and 9.2. CoBank hereby agrees to act as Administrative Agent on the express conditions contained in this Subsection 8.2. The provisions of this Subsection 8.2 are solely for the benefit of Administrative Agent and Lenders, and Borrowers shall have no rights as a third party beneficiaries of any of the provisions hereof. In performing its functions and duties under this Agreement, Administrative Agent shall act solely as agent of Lenders and do not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for Borrowers. Administrative Agent may execute any of its duties under this Agreement or any other Loan Document by or through Administrative Agent or attorneys-in-fact and shall not be responsible for the negligence or misconduct of any Administrative Agent or attorneys-in-fact that it selects with reasonable care.

                  (B) Nature of Duties. The duties of Administrative Agent shall be mechanical and administrative in nature. Administrative Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Lender. Nothing in this Agreement or any of the Loan Documents, express or implied, is intended to or shall be construed to impose upon Administrative Agent any obligations in respect of this Agreement or any of the Loan Documents except as expressly set forth herein or therein. Each Lender expressly acknowledges that neither Administrative Agent, nor any of its respective officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representation or warranty to it and that no act by Administrative Agent now or hereafter taken, including any review of the affairs of Borrowers, shall be deemed to constitute any representation or warranty by Administrative Agent to any Lender. Each Lender represents to Administrative Agent that (i) it has, independently and without reliance upon Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, properties, financial and other condition and creditworthiness of Borrowers and made its own decision to enter into this Agreement and extend credit to Borrowers hereunder, and (ii) it will, independently and without reliance upon Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action hereunder and under the other Loan Documents and to make such investigation as it deems necessary to inform itself as to the business, prospects, operations, properties, financial and other condition and creditworthiness of Borrowers. Administrative Agent shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto (other than as expressly required herein). If Administrative Agent seeks the consent or approval of


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any Lenders to the taking or refraining from taking of any action hereunder, then Administrative Agent shall send notice thereof to each Lender. Administrative Agent shall promptly notify each Lender any time that Requisite Lenders have instructed Administrative Agent to act or refrain from acting pursuant hereto.

                  (C) Rights, Exculpation, Etc. Neither Administrative Agent nor any of its officers, directors, employees, Administrative Agent or attorneys-in-fact shall be liable to any Lender for any action taken or omitted by them hereunder or under any of the Loan Documents, or in connection herewith or therewith, except that each such entity shall be liable with respect to its own gross negligence or willful misconduct. Administrative Agent shall not be liable for any apportionment or distribution of payments made by it in good faith and if any such apportionment or distribution is subsequently determined to have been made in error the sole recourse of any Lender to whom payment was due but not made, shall be to recover from other Lenders any payment in excess of the amount to which they are determined to be entitled (and such other Lenders hereby agree to return to such Lender any such erroneous payments received by them). In performing its functions and duties hereunder, Administrative Agent shall exercise the same care which it would in dealing with loans for its own account, but Administrative Agent shall not be responsible to any Lender for any recitals, statements, representations or warranties herein or for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any of the Loan Documents or the transactions contemplated thereby, or for the financial condition of Borrowers. Administrative Agent may at any time request instructions from Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the Loan Documents Administrative Agent is permitted or required to take or to grant, and if such instructions are promptly requested, Administrative Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Person for refraining from any action or withholding any approval under any of the Loan Documents (i) if such action or omission would, in the reasonable opinion of Administrative Agent, violate any Applicable Law or any provision of this agreement or any other Loan Document, or (ii) until it shall have received such instructions from Requisite Lenders or all of the Lenders, as applicable. Without limiting the foregoing, no Lender shall have any right of action whatsoever against Administrative Agent as a result of Administrative Agent acting or refraining from acting under this Agreement, the Notes, or any of the other Loan Documents in accordance with the instructions of Requisite Lenders.

                  (D) Reliance. Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any written or oral notices, statements, certificates, orders or other documents or any telephone message or other communication (including any writing, telex, telecopy or telegram) believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the Loan Documents and its duties hereunder or thereunder, upon advice of counsel selected by it in connection with the preparation, negotiation, execution, delivery, administration, amendment, modification, waiver or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or any of the other Loan Documents.

                  (E) Indemnification. Lenders will reimburse and indemnify Administrative Agent and its officers, directors, employees, Administrative Agent, attorneys-in-fact and Affiliates, on


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demand for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, attorneys' fees and expenses), advances or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against Administrative Agent
(i) in any way relating to or arising out of this Agreement or any of the Loan Documents or any action taken or omitted by Administrative Agent under this Agreement or any of the Loan Documents, and (ii) in connection with the preparation, negotiation, execution, delivery, administration, amendment, modification, waiver or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or any of the other Loan Documents in proportion to each Lender's Pro Rata Share; provided, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements resulting from Administrative Agent's gross negligence or willful misconduct. If any indemnity furnished to Administrative Agent for any purpose shall, in the opinion of Administrative Agent, be insufficient or become impaired, Administrative Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. The obligations of Lenders under this Subsection 8.2(E) shall survive the payment in full of the Obligations and the termination of this Agreement.

                  (F) Administrative Agent Individually. With respect to its obligations under the Loan Commitments, the Loans made by it, and the Notes issued to it, Administrative Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender. The terms "Lenders" or "Requisite Lenders" or any similar terms shall, unless the context clearly otherwise indicates, include Administrative Agent in its individual capacity as a Lender or one of the Requisite Lenders. Administrative Agent may lend money to, and generally engage in any kind of banking, trust or other business with, Borrowers or any of their Subsidiaries as if it were not acting as an Administrative Agent pursuant hereto.

                  (G) Notice of Default. Administrative Agent shall not be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any of the Loan Documents or the financial condition of Borrowers or any of their Subsidiaries, or the existence or possible existence of any Default or Event of Default. No Administrative Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless Administrative Agent shall have received written notice from Borrowers or a Lender referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that Administrative Agent receives such a notice, Administrative Agent will give notice thereof to Lenders as soon as reasonably practicable; provided, that if any such notice has also been furnished to Lenders, Administrative Agent shall have no obligation to notify Lenders with respect thereto. Administrative Agent shall (subject to this Subsection 8.2) take such action with respect to such Default or Event of Default as shall reasonably be directed by the Requisite Lenders; provided, further, that, unless and until Administrative Agent shall have received such directions, Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable and in the best interests of Lenders.


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                  (H) Successor Administrative Agent.

                           (1) Resignation. Administrative Agent may resign from
the performance of all its agency functions and duties hereunder at any time by giving at least thirty (30) Business Days' prior written notice to CT, on behalf of Borrowers, and Lenders. Such resignation shall take effect upon the acceptance by a successor Administrative Agent of appointment pursuant to clause
(2) below or as otherwise provided below.

                           (2) Appointment of Successor. Upon any such notice of
resignation pursuant to clause (1) above, Requisite Lenders shall, upon receipt, if no Event of Default or Default shall have occurred and be continuing, of Borrowers' prior consent which shall not be unreasonably withheld, appoint a successor Administrative Agent from among Lenders. If a successor Administrative Agent shall not have been so appointed within the thirty (30) Business Day period, referred to in clause (1) above, the retiring Administrative Agent, upon notice to CT, on behalf of Borrowers, shall then appoint a successor Administrative Agent from among Lenders who shall serve as Administrative Agent until such time, if any, as Requisite Lenders, upon receipt of Borrowers' prior written consent which shall not be unreasonably withheld, appoint a successor Administrative Agent as provided above.

                           (3) Successor Administrative Agent. Upon the
acceptance of any appointment as Administrative Agent under the Loan Documents by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under the Loan Document. After any retiring Administrative Agent's resignation as Administrative Agent under the Loan Documents, the provisions of this Subsection
8.2 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under the Loan Documents.

                  (I) Dissemination of Information. Administrative Agent will use its best efforts to provide Lenders with any information received by Administrative Agent from Borrowers which is required to be provided to a Lender hereunder, provided that Administrative Agent shall not be liable to Lenders for any failure to do so, except to the extent that such failure is attributable to Administrative Agent's gross negligence or willful misconduct.

         8.3 Amendments, Consents and Waivers for Certain Actions.

                  (A) Except as otherwise provided in this Agreement (including this Subsection 8.3 and Subsection 9.2), any Lender Addition Agreement or any other Loan Document, the consent of Requisite Lenders and Borrowers will be required to amend, modify, terminate, or waive any provision of this Agreement or any of the other Loan Documents.

                  (B) In the event Administrative Agent requests the consent of a Lender and does not receive a written consent or denial thereof within ten
(10) Business Days after such Lender's receipt of such request, then such Lender will be deemed to have denied the giving of such consent.

         8.4 Disbursement of Funds. Administrative Agent shall advise each Lender by telephone or


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telecopy of the amount of such Lender's Pro Rata Share of any Loan requested by
CT, on behalf of Borrowers, no later than 11:00 a.m. (Denver time) on the Funding Date applicable thereto, and each such Lender shall pay Administrative Agent such Lender's Pro Rata Share of such requested Loan, in same day funds, by wire transfer to Administrative Agent's account by no later than 1:00 p.m. (Denver time) on such Funding Date. If any Lender fails to pay the amount of its Pro Rata Share forthwith upon Administrative Agent's demand, Administrative Agent shall promptly notify CT, on behalf of Borrowers, and Administrative Agent shall disburse to CT, on behalf of Borrowers, by wire transfer of immediately available funds, that portion of such Loan as to which Administrative Agent has received funds. In such event, Administrative Agent may, on behalf of any Lender not timely paying Administrative Agent, disburse funds to CT, on behalf of Borrowers, for Loans requested, subject to the provisions of Subsection 8.5(B). Each such Lender shall reimburse Administrative Agent on demand for all funds disbursed on its behalf by Administrative Agent. Nothing in this Subsection 8.4 or elsewhere in this Agreement or the other Loan Documents, including the provisions of Subsection 8.5, shall be deemed to require Administrative Agent to advance funds on behalf of any Lender or to relieve any Lender from its obligation to fulfill its commitments hereunder or to prejudice any rights that Administrative Agent or Borrowers may have against any Lender as a result of any default by such Lender hereunder.

         8.5 Disbursements of Advances; Payments.

                  (A) Pro Rata Treatment; Application. Upon receipt by Administrative Agent of each payment from Borrowers hereunder, other than as described in the succeeding sentence, Administrative Agent shall promptly (but in no event later than 11:00 a.m. (Denver time) on the next succeeding Business
Day) wire transfer in immediately available funds to each Lender's account its Pro Rata Share of such payment in accordance with such Lender's Pro Rata Share. Each payment to Administrative Agent of its fees shall be made in like manner, but for the account of Administrative Agent.

                  (B) Availability of Lender's Pro Rata Share.

                           (1) Unless Administrative Agent has been notified by
a Lender prior to a Funding Date of such Lender's intention not to fund its Pro Rata Share of the Loan amount requested by CT, on behalf of Borrowers, Administrative Agent may assume that such Lender will make such amount available to Administrative Agent on the Funding Date. If such amount is not, in fact, made available to Administrative Agent by such Lender when due, and Administrative Agent disburses funds to CT, on behalf of Borrowers, on behalf of such Lender, Administrative Agent will be entitled to recover such amount on demand from CT, without set-off, counterclaim or deduction of any kind, with interest thereon at the rate per annum then applicable to such Loan.

                           (2) Nothing contained in this Subsection 8.5(B) will
be deemed to relieve a Lender of its obligation to fulfill its commitments or to prejudice any rights Administrative Agent or Borrowers may have against such Lender as a result of any default by such Lender under this Agreement.

                  (C) Return of Payments.


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                           (1) If Administrative Agent pays an amount to a
Lender under this Agreement in the belief or expectation that a related payment has been or will be received by Administrative Agent from Borrowers and such related payment is not received by Administrative Agent, then Administrative Agent will be entitled to recover such amount from such Lender without set-off, counterclaim or deduction of any kind.

                           (2) If Administrative Agent determines at any time
that any amount received by Administrative Agent under this Agreement must be returned to Borrowers or paid to any other Person pursuant to any solvency law or otherwise, then, notwithstanding any other term or condition of this Agreement, Administrative Agent will not be required to distribute any portion thereof to any Lender. In addition, each Lender will repay to Administrative Agent on demand any portion of such amount that Administrative Agent has distributed to such Lender, together with interest at such rate, if any, as Administrative Agent is required to pay to Borrower or such other Person, without set-off, counterclaim or deduction of any kind.

                                   SECTION 9

                                  MISCELLANEOUS

         9.1 Indemnities. Borrowers agree to indemnify, pay, and hold Administrative Agent and each Lender and their respective officers, directors, employees, Administrative Agent, and attorneys (the "Indemnitees") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits and claims of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Indemnitee as a result of its being a party to this Agreement; provided, that Borrowers shall have no obligation to an Indemnitee hereunder with respect to liabilities arising from the gross negligence or willful misconduct of that Indemnitee as determined by a court of competent jurisdiction. This Subsection 9.1 and all indemnification provisions contained within any other Loan Document shall survive the termination of this Agreement.

         9.2 Amendments and Waivers. Except as otherwise provided herein, no amendment, modification, termination or waiver of any provision of this Agreement, the Notes or any of the other Loan Documents, or consent to any departure by Borrowers therefrom, shall in any event be effective unless the same shall be in writing and signed by Borrowers and Requisite Lenders (or Administrative Agent, if expressly set forth herein, in any Note or in any other Loan Document); provided, that except to the extent permitted by any applicable Lender Addition Agreement, no amendment, modification, termination or waiver shall, unless in writing and signed by all Lenders, do any of the following: (i) increase any Lender's Pro Rata Share of either Loan Commitment; (ii) reduce the principal of, rate of interest on or fees payable with respect to any Loan;
(iii) extend the Revolving Loan Expiration Date or Term Loan Maturity Date or extend the date on which any Obligation is to be paid; (iv) change the aggregate unpaid principal amount of the Loans; (v) change the percentage of Lenders which shall be required for Lenders or any of them to take any action hereunder; (vi) amend or waive this Subsection 9.2 or the definitions of the terms used in this Subsection 9.2 insofar as the definitions affect the substance of this Subsection 9.2; and (vii) consent to the assignment, delegation or other transfer by Borrowers or their Subsidiaries of any of its rights and obligations under any Loan Document; provided, further, that no amendment, modification, termination or waiver affecting the rights or duties of Administrative Agent under any Loan


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Document shall in any event be effective, unless in writing and signed by
Administrative Agent, in addition to Lenders required hereinabove to take such action. Each amendment, modification, termination or waiver shall be effective only in the specific instance and for the specific purpose for which it was given. No amendment, modification, termination or waiver of any provision of any Note shall be effective without the written concurrence of the holder of that Note. No notice to or demand on Borrowers in any case shall entitle Borrowers to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this Subsection 9.2 shall be binding upon each holder of the Notes at the time outstanding, each future holder of the Notes, and, if signed by Borrowers, on Borrowers.

         9.3 Notices. Any required notice or other communication shall be in writing addressed to the respective party as set forth below and may be personally delivered, telecopied, sent by overnight courier service or U.S. mail and shall be deemed to have been given: (i) if delivered in person, when delivered; (ii) if delivered by telecopy, on the date of transmission if transmitted on a Business Day before 2:00 p.m. (Denver time) and otherwise on the Business Day next succeeding the date of transmission; (c) if delivered by overnight courier, two (2) days after delivery to the courier properly addressed; or (d) if delivered by U.S. mail, four (4) Business Days after deposit with postage prepaid and properly addressed.

         Notices shall be addressed as follows:

         If to Borrowers:       CT Communications, Inc.
                                68 Cabarrus Avenue East
                                Post Office Box 227
                                Concord, North Carolina  28026-0227
                                Attn: Chief Financial Officer
                                Fax: (704) 722-2558

         If to Administrative
         Agent or a Lender:     To the address set forth on the signature page
                                hereto or in the applicable Lender Addition
                                Agreement.

         9.4 Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of Administrative Agent or any Lender to exercise, nor any partial exercise of, any power, right or privilege hereunder or under any other Loan Documents shall impair such power, right, or privilege or be construed to be a waiver of any Default or Event of Default. All rights and remedies existing hereunder or under any other Loan Document are cumulative to and not exclusive of any rights or remedies otherwise available.

         9.5 Marshaling; Payments Set Aside. Neither Administrative Agent nor any Lender shall be under any obligation to marshal any assets in payment of any or all of the Obligations. To the extent that Borrowers make payment(s) or Administrative Agent or any Lender exercises its right of set-off, and such payment(s) or the proceeds of such enforcement or set-off is subsequently invalidated, declared to be fraudulent or preferential, set aside, or required to be repaid by anyone, then to the extent of such recovery, the Obligations or part thereof originally intended to be satisfied, and all rights and remedies therefor, shall be revived and continued in full force and effect as if such


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payment had not been made or such enforcement or set-off had not occurred.

         9.6 Severability. The invalidity, illegality, or unenforceability in any jurisdiction of any provision under the Loan Documents shall not affect or impair the remaining provisions in the Loan Documents.

         9.7 Lenders' Obligations Several; Independent Nature of Lenders' Rights. The obligation of each Lender hereunder is several and not joint and no Lender shall be responsible for the obligation or commitment of any other Lender hereunder. In the event that any Lender at any time should fail to make a Loan as herein provided, the Lenders, or any of them, at their sole option, may make the Loan that was to have been made by the Lender so failing to make such Loan. Nothing contained in any Loan Document and no action taken by Administrative Agent or any Lender pursuant hereto or thereto shall be deemed to constitute Lenders to be a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt.

         9.8 Headings. Section and Subsection headings are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purposes or be given substantive effect.

         9.9 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF COLORADO WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE OR PERMIT APPLICATION OF THE LAWS OF ANY OTHER STATE OR JURISDICTION.

         9.10 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns except that Borrowers may not assign its rights or obligations hereunder without the written consent of all Lenders.

         9.11 No Fiduciary Relationship. No provision in the Loan Documents and no course of dealing between the parties shall be deemed to create any fiduciary duty owing to Borrowers by Administrative Agent or any Lender.

         9.12 Construction. Administrative Agent, each Lender and Borrowers acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review the Loan Documents with its legal counsel and that the Loan Documents shall be constructed as if jointly drafted by Administrative Agent, each Lender and Borrowers.

         9.13 Confidentiality. Administrative Agent and Lenders agree to hold any confidential information that they may receive from Borrowers or any of their Subsidiaries pursuant to this Agreement in confidence, except for disclosure: (i) on a confidential basis, as necessary or appropriate, to directors, officers, employees, agents or legal counsel, independent public accountants and other professional advisors of Administrative Agent or Lenders;
(ii) to regulatory officials having jurisdiction over Administrative Agent or Lenders; (iii) as required by Applicable Law or legal process or (iv) in connection with any legal proceeding between Administrative Agent


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or Lenders and Borrowers (provided that, in the event Administrative Agent or
Lenders are so required to disclose such confidential information pursuant to clauses (iii) or (iv) of this Subsection 9.13, Administrative Agent or Lenders shall promptly notify Borrowers, so that Borrowers or any of their Subsidiaries may seek, at its sole cost and expense, a protective order or other appropriate remedy); and (v) to another Person in connection with a disposition or proposed disposition to that Person of all or part of that Lender's interests hereunder or a participation interest in its Pro Rata Share, provided that such disclosure is made subject to an appropriate confidentiality agreement on terms substantially similar to this Subsection 9.13. For purposes of the foregoing, "confidential information" shall mean all information respecting Borrowers or any of their Subsidiaries, other than (A) information previously filed by Borrowers or any of their Subsidiaries with any Governmental Authority and available to the public, (B) information previously published in any public medium from a source other than, directly or indirectly, Lenders and (C) information obtained by Administrative Agent or Lenders from a source independent of Borrowers or their Subsidiaries.

         9.14 Consent to Jurisdiction and Service of Process. (A) BORROWERS HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL COURT OR COLORADO STATE COURT IN THE STATE OF COLORADO HAVING SUBJECT MATTER JURISDICTION OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS. BORROWERS HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT, PERSONAL JURISDICTION OF ANY SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF ANY AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST BORROWER IN THE COURTS OF ANY OTHER JURISDICTION.

                  (B) BORROWERS HEREBY AGREES THAT SERVICE OF THE SUMMONS AND COMPLAINT AND ALL OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING BY REGISTERED MAIL A COPY OF SUCH PROCESS TO BORROWERS AT THE ADDRESS TO WHICH NOTICES TO BORROWERS ARE THEN TO BE SENT PURSUANT TO SUBSECTION 9.3 AND THAT PERSONAL SERVICE OF PROCESS SHALL NOT BE REQUIRED. NOTHING HEREIN SHALL BE CONSTRUED TO PROHIBIT SERVICE OF PROCESS BY ANY OTHER METHOD PERMITTED BY LAW.

         9.15 Waiver of Jury Trial. BORROWERS, ADMINISTRATIVE AGENT AND EACH LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS, OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION AND ANY LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER


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OF THIS TRANSACTION, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS,
BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. BORROWERS, ADMINISTRATIVE AGENT AND EACH LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED
ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO
RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. BORROWERS, ADMINISTRATIVE AGENT AND EACH LENDER FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES
ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING,
AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS
OR MODIFICATIONS TO THE LOAN DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED
AS A WRITTEN CONSENT TO A TRIAL BY THE COURT. BORROWERS, ADMINISTRATIVE AGENT
AND EACH LENDER ALSO WAIVE ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF ADMINISTRATIVE AGENT AND LENDER.

         9.16 Survival of Warranties and Certain Agreements. All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement, the making of the Loans, and the execution and delivery of the Notes. Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of Borrowers set forth in Subsections 1.4
(D), 1.11, 9.1, 9.14 and 9.15 shall survive the payment of the Loans and the termination of this Agreement.

         9.17 Entire Agreement. This Agreement, the Notes and the other Loan Documents referred to herein embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations, understandings, whether oral or written, relating to the subject matter hereof and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto.

         9.18 Counterparts; Effectiveness. This Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto.

         9.19 CT as Agent for Borrowers. The Borrowers hereby irrevocably appoint and authorize CT (i) to provide the Administrative Agent with all notices with respect to Loans obtained for the benefit of any Borrower and all other notices and instructions under this Agreement and (ii) to take such action on behalf of the Borrowers as CT deems appropriate on its behalf to obtain Loans and to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement.


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         9.20 Liability Unconditional. Each Borrower hereby agrees that such
Borrower is jointly and severally liable for the full and prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of, all Obligations owed or hereafter owing to the Administrative Agent and the Lenders by each other Borrower. Each Borrower agrees that its liability shall be absolute and unconditional, irrespective of, and unaffected by,

                  (A) the genuineness, validity, regularity, enforceability or any future amendment of, or change in, this Agreement, any other Loan Document or any other agreement, document or instrument to which any Borrower is or may become a party;

                  (B) the absence of any action to enforce this Agreement or any other Loan Document or the waiver or consent by the Administrative Agent or the Lenders with respect to any of the provisions thereof;

                  (C) the insolvency of any Borrower; or

                  (D) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor,

it being agreed by each Borrower that its obligations as confirmed under this
Section 9.20 shall not be discharged until the payment and performance, in full, of the Obligations has occurred. Each Borrower expressly waives all rights it may have now or in the future under any statute, or at common law, or at law or in equity, or otherwise, to compel the Administrative Agent or any Lender to marshal assets or to proceed in respect of the Obligations guaranteed hereunder against any other Borrower, any other party or against any security for the payment and performance of the Obligations before proceeding against, or as a condition to proceeding against, such Borrower. It is agreed among each Borrower, the Administrative Agent and the Lenders that the foregoing waivers are of the essence of the transaction contemplated by this Agreement and the other Loan Documents and that, but for the provisions of this Section 9.20 and such waivers, each Lender would decline to enter into this Agreement.

                                   SECTION 10

                                   DEFINITIONS

         10.1 Certain Defined Terms. The terms defined below are used in this Agreement as so defined. Terms defined in the preamble and recitals to this Agreement are used in this Agreement as so defined.

         "Adjustment Date" means each date which is the fifth Business Day after the receipt by Administrative Agent of (i) each Compliance Certificate delivered by Borrowers pursuant to Subsection 4.3(C) and (ii) in the case a decrease in an applicable margin is warranted, a written notice from Borrowers to decrease such margin.


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         "Administrative Agent" means CoBank in its capacity as administrative agent for Lenders under this Agreement and each of the other Loan Documents and any successor in such capacity appointed pursuant to Section 8.2.

         "Affiliate" means any Person: (i) directly or indirectly controlling, controlled by, or under common control with, any Borrower or any of its Subsidiaries; (ii) directly or indirectly owning or holding five percent (5%) or more of any equity interest in any Borrower or any of its Subsidiaries; or (iii) five percent (5%) or more of whose voting stock or other equity interest is directly or indirectly owned or held by any Borrower or any of its Subsidiaries. For purposes of this definition, "control" (including with correlative meanings, the terms "controlling," "controlled by" and "under common control with") means the possession directly or indirectly of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or by contract or otherwise.

         "Agreement" means this Credit Agreement (including all schedules and exhibits hereto), as amended and supplemented from time to time as permitted herein.

         "Annual Operating Cash Flow" means, as of any date, Operating Cash Flow for the four (4) most recently completed fiscal quarters.

         "Applicable Commitment Fee Percentage" means, from time to time, a per annum percentage equal to (i) 0.375% per annum, if the Total Leverage Ratio of Borrowers is less than 2.50:1 and (ii) 0.50% per annum, if the Total Leverage Ratio of Borrowers is greater than or equal to 2.50:1.

         "Applicable Law"? shall mean, in respect of any Person, all provisions of constitutions, statutes, rules, regulations and orders of governmental bodies or regulatory agencies applicable to such Person, including the Licenses, the Communications Act and all Environmental Laws, and all orders, decisions, judgments and decrees of all courts and arbitrators in proceedings or actions to which the Person in question is a party or by which it is bound.

         "Asset Disposition" means the disposition, whether by sale, lease, transfer, loss, damage, destruction, condemnation or otherwise, by any Borrower or any of its Subsidiaries, of any of the following: (i) any of the capital stock or the ownership interests of any of its Subsidiaries (other than to another Subsidiary) or (ii) any or all of its assets, other than bona fide sales of inventory to customers for fair value in the ordinary course of business, dispositions of obsolete equipment not used or useful in the business of such Borrower and sales of Cash Equivalents and other investments permitted under
Section 3.3(C) and set forth on Schedule 3.3 hereto for fair value; but shall not include dispositions of assets for which all of the following conditions are met: (a) the aggregate market value of assets sold in any one transaction or series of related transaction for any calendar year does not exceed $1,000,000 for all Borrowers and their Subsidiaries; (b) the consideration received is at least equal to the fair market value of such assets; (c) the sole consideration received is cash; (d) after giving effect to the sale or other disposition of such assets, Borrowers, on a consolidated basis with their Subsidiaries, are in compliance on a pro forma basis with the covenants set forth in Section 4 recomputed for the most recently ended month for which information is available; and (e) no Default or Event of Default then exists or shall result from such sale or other disposition.


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         "Bankruptcy Code" means Title 11 of the United States Code entitled
?Bankruptcy,? as amended from time to time or any applicable bankruptcy, insolvency or other similar federal or state law now or hereafter in effect and all rules and regulations promulgated thereunder.

         "Base Rate" means a variable rate of interest per annum equal, on any day, to the higher of (i) the Prime Rate or (ii) the sum of Federal Funds Rate plus 0.50%.

         "Base Rate Loans" means, at any time, the aggregate amount of all Loans then bearing interest at the rate determined by reference to the Base Rate.

         "Business Day" means (i) for all purposes other than as covered by clause (ii) below, any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of Colorado, or is a day on which banking institutions located in such state are closed or which the Federal Reserve Banks are closed, and (ii) with respect to all notices, determinations, findings and payments in connection with LIBOR Loans, any day that is a Business Day described in clause (i) above and that is also a day for trading by and between banks in U.S. dollar deposits in the applicable interbank LIBOR market.

         "Calculation Period" means each period commencing on each Adjustment Date and ending on the day preceding each subsequent Adjustment Date.

         "Cash Equivalents" means: (i) marketable direct obligations issued or unconditionally guarantied by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one (1) year from the date of acquisition thereof;
(ii) commercial paper maturing no more than one (1) year from the date issued and, at the time of acquisition, having a rating of at least A-1 from Standard & Poor's Rating Service or at least P-1 from Moody's Investors Service, Inc.;
(iii) certificates of deposit or bankers' acceptances maturing within one (1) year from the date of issuance thereof issued by, or overnight reverse repurchase agreements from, any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia having combined capital and surplus of not less than $500,000,000; and (iv) time deposits maturing no more than thirty (30) days from the date of creation thereof with commercial banks having membership in the Federal Deposit Insurance Corporation in amounts at any one such institution not exceeding the lesser of $100,000 or the maximum amount of insurance applicable to the aggregate amount of Borrowers' deposits at such institution.

         "Closing Date" means the date of this Agreement.

         "Communications Act" shall mean the Communications Act of 1934, as amended and any similar or successor federal statute, and the rules and regulations of the FCC thereunder, all as the same may be in effect from time to time.

         "Communications System" ?means a land-line telephone system, a competitive local exchange carrier system, a cable television system (both land-line and wireless), an internet service provider system, cellular mobile radio telephone system, a PCS System or other telecommunications-related


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system and other businesses reasonably related thereto, and shall include a microwave system or a paging system operated in connection with (and in the same general service area as) any of the foregoing systems; provided, at such time as WaveTel, LLC or any other entity whose principal business purpose is to provide wireless broadband services through the use of MDS spectrum becomes a "Subsidiary" hereunder, such business shall be included within the definition of "Communications System" herein.

         "Contingent Obligation," as applied to any Person, means any direct or indirect liability of that Person: (i) with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; (ii) with respect to any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings; or (iii) under any foreign exchange contract, currency swap agreement, interest rate swap agreement or other similar agreement or arrangement designed to alter the risks of that Person arising from fluctuations in currency values or interest rates. Contingent Obligations shall also include (a) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another, (b) the obligation to make take-or-pay or similar payments if required regardless of nonperformance by any other party or parties to an agreement, and (c) any liability of such Person for the obligations of another through any agreement to purchase, repurchase or otherwise acquire such obligation or any property constituting security therefor, to provide funds for the payment or discharge of such obligation or to maintain the solvency, financial condition or any balance sheet item or level of income of another. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported or, if not a fixed and determined amount, the maximum amount so guaranteed.

         "Environmental Laws" shall mean all applicable federal, state or local laws, statutes, rules, regulations or ordinances, codes, common law, consent agreements, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder relating to the pollution or protection of the environment, including those relating to releases, discharges, emissions, spills, leaching, or disposals of hazardous substances (including petroleum, crude oil or any fraction or derivative thereof, or other hydrocarbons) to air, water, land or ground water, to the withdrawal or use of ground water, to the use, handling or disposal of polychlorinated biphenyls, asbestos or urea formaldehyde, to the treatment, storage, disposal or management of hazardous substances (including petroleum, crude oil or any fraction thereof, or other hydrocarbons), pollutants or contaminants, to exposure to toxic, hazardous or other controlled, prohibited, or regulated substances, including, without limitation, any such provisions under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. ss.9601 et seq.) and the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. ss.6901 et seq.).

         "Facilities" means, collectively, the Revolving Loan Facility and the Term Loan Facility.

         "FCC" shall mean the Federal Communications Commission, or any other similar or successor agency of the federal government administering the Communications Act.


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         "Federal Funds Rate" shall mean, for any day, the rate of interest per annum (rounded upward, if necessary, to the nearest whole multiple of 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (i) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day and (ii) if no such rate is so published on the next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to Administrative Agent on such day on such transactions as determined by Administrative Agent.

         "GAAP" means generally accepted accounting principles as set forth in statements from Auditing Standards No. 69, as amended, entitled "The Meaning of "Present Fairly in Conformance with Generally Accepted Accounting Principles in the Independent Auditors Reports" issued by the Auditing Standards Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board that are applicable to the circumstances as of the date of determination.

         "Governmental Approvals" means all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities, including all Licenses.

         "Governmental Authority" means any nation, province, or state or any political subdivision of any of the foregoing, and any government or any Person exercising executive, legislative, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing, including the FCC and any PUC.

         "Hedging Agreement" means any agreement with respect to an interest rate swap, collar, cap, floor or a forward rate agreement or other agreement regarding the hedging of interest rate risk exposure executed in connection with hedging the interest rate exposure of any Borrower, and any confirming letter executed pursuant to such hedging agreement, all as amended, restated or otherwise modified.

         "Indebtedness," as applied to any Person, means, without duplication:
(i) all indebtedness for borrowed money; (ii) that portion of obligations with respect to capital leases or other capitalized agreements that is properly classified as a liability on a balance sheet in conformity with GAAP; (iii) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money; (iv) any obligation owed for all or any part of the deferred purchase price of property or services, except trade payables arising in the ordinary course of business not more than ninety
(90) days past due; (v) all indebtedness secured by any Lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person, but only to the extent of the fair value of such property or asset; (vi) fixed rate hedging obligations that are due (after giving effect to any period of grace or notice requirement applicable thereto) and remain unpaid; (vii) obligations with respect to principal under Contingent Obligations for the repayment of money or the


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deferred purchase price of property, whether or not then due and payable
(calculated as the amount of such principal); and (viii) obligations under partnership, organizational or other agreements to fund capital contributions or other equity calls with respect to any Person or Investment, or to redeem, repurchase or otherwise make payments in respect to capital stock or other securities of such Person.

         "Indebtedness to Total Capitalization Ratio" means the ratio delivered by dividing (i) Indebtedness by Total Capitalization.

         "Investment" means (i) any direct or indirect purchase or other acquisition by Borrowers or any of their Subsidiaries of any beneficial interest in, including stock, partnership interest or other equity securities of, any other Person, other than trade associations and similar organizations purchased or acquired in the ordinary course of business; and (ii) any direct or indirect loan, advance, guarantee, assumption of liability or other obligation of liability, or capital contribution by Borrowers or any of their Subsidiaries to any other Person, including all indebtedness and accounts receivable from that other Person that are not current assets or did not arise from sales to that other Person in the ordinary course of business. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment.

         "IRC" means the Internal Revenue Code of 1986, as amended from time to time, and all rules and regulations promulgated thereunder.

         "Joinder Agreement" shall mean a Joinder Agreement substantially in the form of Exhibit 10.1(C) and delivered by an additional Subsidiary of any Borrower in accordance with the provisions of Section 2.8.

         "Lender" or "Lenders" means one or more of the banks identified as Lenders in the first paragraph of this Agreement and their successors and permitted assigns pursuant to Subsection 8.1.

         "Lender Addition Agreement" means an agreement among Administrative Agent, a Lender and such Lender's assignee regarding their respective rights and obligations with respect to assignments of the Loans, the Loan Commitments and other interests under this Agreement and the other Loan Documents, substantially in the form of Exhibit 10.1(D).

         "LIBOR" means for each applicable Interest Period, a fixed annual rate equal to: (a) the rate of interest determined by Administrative Agent at which deposits in U.S. dollars for the relevant Interest Period are offered based on information presented by the Telerate Service as quoted by the British Bankers Association as of 11:00 a.m. (London time) on the day which is two (2) Business Days prior to the first day of such Interest Period, provided, that in the event British Bankers Association ceases to provide such quotations (as determined by Administrative Agent), then Administrative Agent will notify CT, on behalf of Borrowers and CT, on behalf of Borrowers, will agree upon a substitute basis for obtaining such quotations, divided by (b) a number equal to 1.0 minus the aggregate (but without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on the day which is two (2) Business Days prior to the beginning of such Interest Period for Eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in


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Regulation D of such Board) which are required to be maintained by a member bank of the Federal Reserve System (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto, as now and from time to time in effect); such rate to be rounded upward to the next whole multiple of one-sixteenth of one percent (0.0625%).

         "LIBOR Loans" means Loans accruing interest at rates determined by reference to the LIBOR.

         "LIBOR Margin" means the applicable percent per annum determined in accordance with Subsection 1.2(B).

         "Licenses" shall mean any land-line telephone, cellular telephone, microwave, personal communications or other telecommunications or similar license, authorization, waiver, certificate of compliance, franchise, approval or permit, whether for the acquisition, construction or operation of any Communications System, granted or issued by the FCC or any applicable PUC and held by Borrowers or any of their Subsidiaries, all of which are listed as of the Closing Date on Schedule 5.13(A).

         "Lien" means any lien, mortgage, pledge, security interest, charge or encumbrance of any kind, whether voluntary or involuntary (including any conditional sale or other title retention agreement and any lease in the nature thereof), and any agreement to give any lien, mortgage, pledge, security interest, charge or encumbrance.

         "Loan" or "Loans" means an advance or advances under the Revolving Loan Commitment or the Term Loan Commitment.

         "Loan Commitment" and "Loan Commitments" mean, individually, each of the Revolving Loan Commitment and the Term Loan Commitment, and collectively, the Revolving Loan Commitment and the Term Loan Commitment, as each such commitment is reduced from time to time as provided in this Agreement.

         "Loan Documents" means this Agreement, the Notes, any Hedging Agreement with Lender (which Hedging Agreement is permitted hereunder) and all other instruments, documents and agreements executed and delivered concurrently herewith or at any time hereafter to or for the benefit of Administrative Agent or any Lender in connection with the Loans and other transactions contemplated by this Agreement, all as amended, supplemented or modified from time to time.

         "Material Adverse Effect" means (i) a material adverse effect upon the business, operations, properties, assets or condition (financial or otherwise) of Borrowers and their Subsidiaries, on a consolidated basis, or (ii) the impairment of the ability of Borrowers and their Subsidiaries, on a consolidated basis, to perform their obligations under the Loan Documents or of Administrative Agent or any Lender to enforce any Loan Document or collect any of the Obligations. In determining whether any individual event could reasonably be expected to have a Material Adverse Effect, notwithstanding that such event does not of itself have such effect, a Material Adverse Effect


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shall be deemed to have occurred if the cumulative effect of such event and all other then existing events could reasonably be expected to have a Material Adverse Effect.

         "Material Contracts" means (a) any contract or any other agreement, written or oral, of any Borrower or any of its Subsidiaries involving monetary liability of or to any such Person in an amount in excess of $750,000 per annum and (b) any other contract or agreement, written or oral, of any Borrower or any of its Subsidiaries the failure to comply with which could reasonably be expected to have a Material Adverse Effect; provided, however, that any contract or agreement which is terminable by a party other than any Borrower or any of its Subsidiaries without cause upon notice of ninety-five (95) days or less shall not be considered a Material Contract.

         "Net Proceeds" means cash proceeds received by any Borrower or any of its Subsidiaries from any Asset Disposition (including insurance proceeds, awards of condemnation, and payments under notes or other debt securities received in connection with any Asset Disposition), net of (i) the costs of such sale, lease, transfer or other disposition (including taxes attributable to such sale, lease or transfer) and (ii) amounts applied to repayment of Indebtedness (other than the Obligations) secured by a Lien on the asset or property disposed.

         "Note" or "Notes" means one or more of the Revolving Notes and the Term Notes.

         "Obligations" means all obligations, liabilities and indebtedness of every nature of Borrowers from time to time owed to Administrative Agent or any Lender under the Loan Documents including the principal amount of all debts, claims and indebtedness, accrued and unpaid interest and all fees, costs and expenses thereunder, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and/or from time to time hereafter owing, due or payable whether before or after the filing of a proceeding under the Bankruptcy Code by or against Borrowers or any of their Subsidiaries.

         "Operating Cash Flow" means the sum of (i) pre-tax income or deficit, as the case may be (excluding extraordinary gains, the write up of any asset and interest income), (ii) total interest expense (including non-cash interest),
(iii) depreciation and amortization expense and other similar non-cash expenses and (iv) taxes, federal or state, imposed upon income. For any period of calculation, Operating Cash Flow shall be adjusted to give effect to any acquisition, sale or other disposition of any operation or business (or any portion thereof) during the period of calculation as if such acquisition, sale or other disposition occurred on the first day of such period of calculation.

         "PCS System" shall mean any broadband personal communications services telecommunications system operating on radio spectrum at 1900 MHZ or a License to operate such a system.

         "Permitted Encumbrances" means the following:

                  (1) Liens for taxes, assessments or other governmental charges (excluding any Lien imposed pursuant to any provisions of Environmental Laws) not yet due and payable or as to which the period of grace (not to exceed thirty
(30) days), if any, related thereto has not expired unless the same are being diligently contested in good faith and by appropriate proceedings and then


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only if and to the extent that adequate reserves therefor are maintained in accordance with GAAP;

                  (2) statutory Liens of landlords, carriers, warehousemen, mechanics, materialmen and other similar liens imposed by law, which are incurred in the ordinary course of business for sums not more than thirty (30) days delinquent or which are being contested in good faith;

                  (3) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security (other than any Lien imposed by the Employee Retirement Income Security Act of 1974 or any rule or regulation promulgated thereunder), or to secure the performance of tenders, statutory obligations, surety, stay, customs and appeal bonds, bids, leases, government contracts, trade contracts, performance and return of money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

                  (4) deposits, in an aggregate amount not to exceed $500,000, made in the ordinary course of business to secure liability to insurance carriers;

                  (5) any attachment or judgment Lien not constituting an Event of Default under Subsection 6.1(I);

                  (6) easements, rights of way, restrictions and other similar charges or encumbrances which in the aggregate are not substantial in amount and which do not, in any case, materially detract from the value of such property or impair the use thereof in the ordinary conduct of the business of Borrower or any of its Subsidiaries;

                  (7) Liens in favor of Administrative Agent, for the benefit of Administrative Agent and Lenders;

                  (8) Liens in favor of CoBank as set forth in Subsection 2.7;

                  (9) Liens securing purchase money security agreements and capital leases permitted under Section 3.1(D), provided that such Liens are created substantially simultaneously with the acquisition or lease of the related asset, do not encumber any property other than the items purchased with the proceeds of such Indebtedness or leased pursuant to such Indebtedness and such Liens do not secure any amounts other than amounts necessary to purchase or lease such items;

                  (10) Liens securing subordinated Indebtedness to the extent permitted under Section 3.1(E), provided that such Liens are expressly subordinate to any Lien in favor of Administrative Agent, for the benefit of Administrative Agent and Lenders, granted hereunder on terms satisfactory to Requisite Lenders in their sole discretion;

                  (11) Liens in connection with the Indebtedness permitted by Subsection 3.1(F);


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                  (12) the claims of customers of Borrowers on deposits made by such customers in connection with the purchase of goods or services from Borrowers; and

                  (13) the Lien in favor of First Union National Bank in cash or other collateral in an amount not to exceed $500,000 in the aggregate to secure the Indebtedness permitted pursuant to Subsection 3.1(I).

         "Person" means and includes natural persons, corporations, limited liability companies, limited partnerships, limited liability partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof and their respective permitted successors and assigns (or in the case of a governmental person, the successor functional equivalent of such Person).

         "Prime Rate" means, a variable rate of interest per annum equal, on any day, to the rate of interest published on such day in the Eastern Edition of The Wall Street Journal as the average prime lending rate for 75% of the United States' 30 largest commercial banks, or if the Eastern Edition of The Wall Street Journal or such rate is not published on such day, such rate as last published in the Eastern Edition of The Wall Street Journal. In the event the Eastern Edition of The Wall Street Journal ceases to publish such rate or an equivalent, the term "Prime Rate" shall be determined by reference to such other regularly published prime rate based upon any averaging of such 30 banks, as Administrative Agent shall determine, or if no such published average prime rate is available, then the term "Prime Rate" shall mean a variable rate of interest per annum as determined by Administrative Agent equal to the highest of the "prime rate," "reference rate," "base rate" ?or other similar rate announced from time to time by any of Bankers Trust Company and Citibank as selected by Administrative Agent (with the understanding that any such rate may merely be a reference rate and may not necessarily represent the lowest or best rate actually charged to any customer by such bank).

         "Pro Rata Share" means (i) with respect to matters relating to a particular Loan Commitment, the percentage obtained by dividing (a) the commitment of a Lender under such Loan Commitment by (b) all commitments of all Lenders under such Loan Commitment and (ii) with respect to all other matters, including, without limitation, for purposes of the definition of "Requisite Lenders," the percentage obtained by dividing (a) the aggregate Total Lender Loan Commitments of a Lender by (b) the aggregate Total Lender Loan Commitments of all Lenders, in either case as such percentage may be adjusted by assignments permitted pursuant to Subsection 8.1; provided, however, if any Loan Commitment is terminated pursuant to the terms hereof, in lieu of commitments, the calculation of clauses (i) and (ii) above, as they relate to or include such Loan Commitment, shall be based on the aggregate amount of such Lender's outstanding loans related to such Loan Commitment and the aggregate amount of all outstanding loans related to such Loan Commitment.

         "Projections" means, for Borrowers and their Subsidiaries, forecasted;
(i) balance sheets; (ii) profit and loss statements; and (iii) cash flow statements, all prepared on a consistent basis with Borrowers' or such Subsidiaries' ?historical financial statements, together with appropriate supporting details and a statement of underlying assumptions. The Projections represent and will represent as of


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the date thereof the good faith estimate of Borrowers and their senior management concerning the most probable course of its business.

         "PUC" means any state, provincial or other local regulatory agency or body that exercises jurisdiction over the rates or services or the ownership, construction or operation of any Wireless System or long distance telecommunications systems or over Persons who own, construct or operate a Wireless System or long distance telecommunications systems, in each case by reason of the nature or type of the business subject to regulation and not pursuant to laws and regulations of general applicability to Persons conducting business in any such jurisdiction.

         "Quoted Rate" means a fixed annual interest rate to be quoted by CoBank in its sole and absolute discretion.

         "Quoted Rate Loans" means at any time, the aggregate amount of all Loans then bearing interest at the Quoted Rate.

         "Requisite Lenders" means at least two Lenders who have in the aggregate Pro Rata Shares greater than sixty-six and two-thirds percent (66.667%).

         "Restricted Junior Payment" means: (i) any dividend or other distribution, direct or indirect, on account of any equity interest in any Borrower or any of its Subsidiaries, including any membership interest and any shares of any class of stock of any Borrower or any of its Subsidiaries now or hereafter outstanding, except a dividend payable solely in shares of a class of stock to the holders of that class; (ii) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any equity interest in any Borrower or any of its Subsidiaries, (iii) any payment or prepayment of interest on, principal of, premium, if any, redemption, conversion, exchange, purchase, retirement, defeasance, sinking fund or similar payment with respect to, any Indebtedness subject to subordination provisions for the benefit of Administrative Agent and Lenders; and (iv) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire any equity interest in any Borrower or any of its Subsidiaries.

         "Revolving Loan" or "Revolving Loans" means an advance or advances under the Revolving Loan Commitment.

         "Revolving Loan Commitment" means, initially, $90,000,000, as such amount is reduced from time to time as provided in this Agreement.

         "Revolving Loan Expiration Date" means the earlier of (i) the suspension (subject to reinstatement) of the Lenders' obligations to make Loans pursuant to Subsection 6.2, (ii) the acceleration of the Obligations pursuant to Subsection 6.3 or (iii) March 31, 2006.

         "Revolving Loan Facility" means, the revolving loan credit facility extended to Borrowers pursuant to Section 1.1(B).


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         "Revolving Note" or "Revolving Notes" means one or more of the notes of
Borrower substantially in the form of Exhibit 10.1(B), or any combination thereof, and any replacements, restatements, renewals or extensions of any such notes, in whole or in part.

         "Subsidiary" means, with respect to any Person, any corporation, partnership, association or other business entity of which more than fifty percent (50%) of the total voting power of shares of stock (or equivalent ownership or controlling interest) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; provided, however, notwithstanding the definition of "Subsidiary" provided herein, for a period of up to two (2) years after the Closing Date, such definition shall not be deemed to include WaveTel, LLC, or any other entity which may replace or be used in connection with WaveTel, LLC whose principal business purpose is to provide wireless broadband services through the use of MDS spectrum.

         "Term Loan" or "Term Loans" means an advance or advances under the Term Loan Commitment.

         "Term Loan Availability Revolving Loan Expiration Date" means the earlier of (i) June 29, 2001, (ii) the suspension (subject to reinstatement) of the Lenders' obligations to make Loans pursuant to Subsection 6.2 or (iii) the acceleration of the Obligations pursuant to Section 6.3.

         "Term Loan Commitment" means, initially, $50,000,000, as such amount is reduced from time to time as provided in this Agreement.

         "Term Loan Facility" means, the term loan credit facility extended to Borrower pursuant to Section 1.1(A).

         "Term Loan Maturity Date" means the earlier of (i) the acceleration of the Obligations pursuant to Section 6.3 or (ii) December 31, 2014.

         "Term Note" or "Term Notes" means one or more of the notes of Borrower substantially in the form of Exhibit 10.1(A), or any combination thereof, and any replacements, restatements, renewals or extensions of any such notes, in whole or in part.

         "Total Lender Loan Commitment" means the aggregate commitments of any Lender with respect to the Revolving Loan Commitment and the Term Loan Commitment.

         "Total Capitalization" means (i) Indebtedness plus (ii) the difference between total assets less total liabilities (determined in accordance with GAAP consistently applied).

         "Total Leverage Ratio" means, for any period, the ratio derived by dividing all Indebtedness by Annual Operating Cash Flow, each as of the last day of the applicable period.

         10.2 Other Definitional Provisions. References to "Sections," "Subsections," "Exhibits" and "Schedules" shall be to Sections, Subsections, Exhibits and Schedules, respectively, of this


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Agreement unless otherwise specifically provided. Any of the terms defined in
Subsection 10.1 may, unless the context otherwise requires, be used in the singular or the plural depending on the reference. In this Agreement, "hereof,"? "herein," "hereto," "hereunder" and the like mean and refer to this Agreement as a whole and not merely to the specific section, paragraph or clause in which the respective word appears; words importing any gender include the other gender; references to "writing" include printing, typing, lithography and other means of reproducing words in a tangible visible form; the words "including," "includes"? and "include" shall be deemed to be followed by the words "without limitation"; references to agreements and other contractual instruments shall be deemed to include subsequent amendments, assignments, and other modifications thereto, but only to the extent such amendments, assignments and other modifications are not prohibited by the terms of this Agreement or any other Loan Document; references to Persons include their respective permitted successors and assigns or, in the case of governmental Persons, Persons succeeding to the relevant functions of such Persons; and all references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations.

                      [Signatures begin on following page]



                                       62
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Credit Agreement/CT Communications


         Witness the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

[CORPORATE SEAL]                          CT COMMUNICATIONS, INC., as Borrower

                                          By:_________________________________
                                               Name:__________________________
                                               Title:_________________________

[CORPORATE SEAL]                          CTC LONG DISTANCE SERVICES, INC.,
                                                              as Borrower

                                          By:_________________________________
                                               Name:__________________________
                                               Title:_________________________

[CORPORATE SEAL]                          CT WIRELESS CABLE, INC., as Borrower

                                          By:_________________________________
                                               Name:__________________________
                                               Title:_________________________

[CORPORATE SEAL]                          CT CELLULAR, INC., as Borrower

                                          By:_________________________________
                                               Name:__________________________
                                               Title:_________________________

[CORPORATE SEAL]                          CAROLINA PERSONAL
                                          COMMUNICATIONS, INC., as Borrower

                                          By:_________________________________
                                               Name:__________________________
                                               Title:_________________________

[CORPORATE SEAL]                          THE CONCORD TELEPHONE
                                          COMPANY, as Borrower

                                          By:_________________________________
                                               Name:__________________________
                                               Title:_________________________


                    [Signatures continued on following page.]

Credit Agreement/CT Communications



                   [Signatures continued from previous page.]


[CORPORATE SEAL]                          CTC INTERNET SERVICES, INC., as
                                          Borrower

                                          By:_________________________________
                                               Name:__________________________
                                               Title:_________________________

[CORPORATE SEAL]                          CTC EXCHANGE SERVICES, INC., as
                                          Borrower

                                          By:_________________________________
                                               Name:__________________________
                                               Title:_________________________

[CORPORATE SEAL]                          CT GLOBAL TELECOMMUNICATIONS,
                                          INC., as Borrower

                                          By:_________________________________
                                               Name:__________________________
                                               Title:_________________________

[CORPORATE SEAL]                          CT COMMUNICATIONS NORTHEAST
                                          TRUST, as Borrower

                                          By:_________________________________
                                               Name:__________________________
                                               Title:_________________________

[CORPORATE SEAL]                          CT COMMUNICATIONS NORTHEAST,
                                          INC., as Borrower

                                          By:_________________________________
                                               Name:__________________________
                                               Title:_________________________


                    [Signatures continued on following page.]

Credit Agreement/CT Communications


                   [Signatures continued from previous page.]



Commitment to make Term Loans:              COBANK, ACB, as Administrative Agent
$50,000,000                                 and a Lender

Pro Rata Share of Term Loan                 By:________________________________
Commitment: 100.0000000%                         Name:
                                                 Title:
Commitment to make Revolving Loans:
$90,000,000                                 Address: CoBank, ACB
                                            5500 South Quebec Street
Pro Rata Share of Revolving Loan            Greenwood Village, Colorado 80111
Commitment: 100.0000000%                    Attention:  Communications and
                                            Energy Banking Group
Total Lender Loan Commitment:$50,000,000    Fax: (303) 224-2639

Pro Rata Share of Term Loan Commitment and
Revolving Loan Commitment: 100.0000000%

Credit Agreement/CT Communications


                                   EXHIBIT 1.3

                             CT COMMUNICATIONS, INC.


                                     FORM OF
                   NOTICE OF BORROWING/CONVERSION/CONTINUATION


CoBank, ACB, as Administrative Agent
5500 S. Quebec Street
Greenwood Village, Colorado 80111
Attention:  Communications and Energy Banking Group


Ladies and Gentlemen:

         Pursuant to the Credit Agreement, dated as of May 4, 2001 (as such loan agreement may hereafter be amended, modified or supplemented, the "Credit Agreement") among CT Communications, Inc. ("CT") and certain subsidiaries of CT (collectively, "Borrowers"), CoBank, ACB, as Administrative Agent ("Administrative Agent") and the other parties thereto, Borrowers, acting by and through CT, hereby requests that Administrative Agent take the actions indicated below. Capitalized terms used but not defined herein have the meanings given to them in the Credit Agreement.

         Note: The following requirements apply to all requests:

         - Requests must be made no later than 11:00 a.m. (Denver time) on a Business Day.

         - In the case of a borrowing of or conversion to or continuation of the Base Rate Loan, requests must be made at least two (2) Business Days in advance of the proposed borrowing, conversion or continuation date.

         - In the case of a borrowing of or conversion to or continuation of a LIBOR Loan or Quoted Rate Loan, requests must be made at least three (3) Business Days in advance of the proposed borrowing, conversion or continuation date.

         - Base Rate Loans must be in a minimum amount of $1,000,000 and whole multiples of $250,000 in excess of $1,000,000.

         - LIBOR Loans and Quoted Rate Loans must be in a minimum amount of $2,000,000 and whole multiples of $500,000 in excess of $2,000,000.

Credit Agreement/CT Communications


         - No more than a combined total of eight (8) Loans under the Facilities may be outstanding at any one time (including, as a single Loan, all amounts under a single Facility accruing interest at the Base Rate).


___   REQUEST FOR BORROWING:

      Borrower hereby requests an advance under the Facility checked below:

      ___         Term Loan Facility

                  In connection with such request, Borrower hereby certifies as follows:

                           (a)      The Term Loan Commitment is $50,000,000; and

                           (b) The aggregate principal amount of Term Loans advanced (not including this requested Loan) is $_____________; and

                           (c)      Therefore, the remaining Term Loan
                                    Commitment is $_______________. [(a) minus
                                    (b)]

      ___         Revolving Loan Facility

                  In connection with such request, Borrower hereby certifies as follows:

                           (a)      The Revolving Loan Commitment is
                                    $90,000,000; and

                           (b) The aggregate principal balance of Revolving Loans outstanding (not including this requested Loan) is $_____________; and

                           (c) Therefore, the remaining Revolving Loan Commitment, is $_______________. [(a) minus
                                    (b)]

      Borrower hereby requests under such Facility an advance of $_____________________, to be made on [insert date] ____________ and to bear interest pursuant to the interest rate option(s) checked below [check all applicable]:

      ___         A Base Rate Loan in the principal amount of $_____________

      ___ LIBOR Loan option in the principal amount of $_______, for an Interest Period of [check one:]

                  __1 month    __2 months    __3 months    __6 months

Credit Agreement/CT Communications



      ___ A Quoted Rate Loan in the principal amount of $______ for a Quoted Rate Period of ____________ [Term Loan Facility Only].


___   REQUEST FOR CONVERSION:

      Borrower hereby requests that the following Loan(s) be converted to new interest rate option(s) as indicated:

      Description of Loan(s) to be Converted [check one]:

      ___         On [insert date] _________, convert $________________ of the
                  Base Rate Loan under the ____________ [Term/Revolving]
                  Loan Facility

      ___ Upon expiration of its current Interest Period, convert the LIBOR Loan under the ___________ [Term/Revolving] Loan Facility in the principal amount of $_______________, the Interest Period for which expires on [insert date]:
                  _____________

      Description of New Loan(s) [check all applicable]:

      ___         to a Base Rate Loan in the principal amount of $_____________

      ___ to a LIBOR Loan in the principal amount of $________________, for an Interest Period of [check one]:

                  __1 month    __2 months    __3 months    __6 months

      ___ to a Quoted Rate Loan in the principal amount of $___________________, for a Quoted Rate Period of ___________
                  [Term Loan Facility only]


___   REQUEST FOR CONTINUATION:

      Borrower hereby requests that the interest rate option(s) applicable to the following loan(s) be continued as indicated:

      Upon expiration of its current Interest Period, continue the LIBOR Loan under the ___________ [Term/Revolving] Loan Facility in the principal amount of $____________, the current Interest Period for which expires on [insert date] _______ for a new Interest Period of:

      __1 month    __2 months    __3 months    __6 months

      The undersigned hereby certifies that, both before and after giving effect to the borrowing, conversion or continuation request above (i) all of the representations and warranties contained in the Credit Agreement and the other Loan Documents, together with all supplemental disclosures delivered to Administrative Agent prior to the date hereof, are true, correct and complete in all

Credit Agreement/CT Communications


material respects as of the date hereof, (ii) no Default or Event of Default has occurred and is continuing on the date hereof, (iii) since December 31, 2000, there has not occurred any event or condition that has had or could reasonably be expected to have a Material Adverse Effect and (iv) the undersigned is authorized to execute and deliver this Notice on behalf of CT.

Credit Agreement/CT Communications




                                        CT COMMUNICATIONS, INC.


                                        By: ___________________________________
                                            Title: ____________________________

                                        Date: _________________________________

Credit Agreement/CT Communications


                                 EXHIBIT 4.3(C)

                                     FORM OF
                             COMPLIANCE CERTIFICATE


         THIS COMPLIANCE CERTIFICATE is given by __________________, the [chief executive officer/chief financial officer] of CT Communications, Inc. ("CT") pursuant to Subsection 4.3(C) of that certain Credit Agreement, dated as of May 4, 2001 (as such agreement may hereafter be amended, modified or supplemented, the "Credit Agreement"), among CT, certain Subsidiaries of CT (collectively with CT, "Borrowers"), CoBank, ACB, as Administrative Agent, and the Lenders (as defined therein) and the other parties referenced therein. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

         I hereby certify as follows:

         1. I am the [chief executive officer/chief financial officer] of CT, and as such possess the knowledge and authority to certify to the matters set forth in this Compliance Certificate, and hereby certify that the matters set forth below are true and accurate to the best of my present knowledge, information and belief after due inquiry;

         2. Attached hereto as Annex A are the [audited/unaudited] [annual/quarterly] financial statements of Borrowers, for the fiscal [year/quarter] ended ______________, as required by Subsection 4.9[(A)/(B)] of the Credit Agreement. Such financial statements were prepared in accordance with GAAP consistently applied (except as expressly provided in the Credit Agreement), fairly present the condition of Borrowers during the periods covered thereby and as of the dates thereof, and are in a format that demonstrates any accounting or formatting changes that may be required by various jurisdictions in which the business of Borrowers is conducted (to the extent not inconsistent with GAAP);

         3. As of the date of such financial statements, Borrowers are in compliance with the covenants set forth in Section 4 of the Credit Agreement. Attached hereto as Annex B are calculations which demonstrate the compliance by Borrowers with such covenants; and

         4. I have reviewed the activities of Borrowers, and consulted with appropriate representatives of Borrowers during the fiscal [year/quarter] ended ______________, and reviewed the Credit Agreement and the other Loan Documents. As of the date of this Compliance Certificate, there is no condition, event or act which constitutes a Default or an Event of Default under the Credit Agreement, except as disclosed on Annex C hereto.

Credit Agreement/CT Communications


         IN WITNESS WHEREOF, I have executed this Compliance Certificate as of _____________, _____.


                               _________________________________________________
                               [chief executive officer/chief financial officer] CT Communications, Inc.

Credit Agreement/CT Communications



                                     ANNEX A


                    Annual (audited) or Quarterly (unaudited)
                              Financial Statements

Credit Agreement/CT Communications



                                     ANNEX B

                     Financial Covenant Compliance Worksheet
                                  COVENANT 4.1

                              Total Leverage Ratio


           As of the fiscal quarter ended ______________, __________.


(A)      Indebtedness                                                   $

(B) Annual Operating Cash Flow = Operating Cash Flow (the sum of 1 through 4) for the most recently completed four (4) fiscal quarters

         1. Pre-tax income or deficit (excluding extraordinary gains, write up of any asset and interest income),
                  plus                                                  $

         2.       Total interest expense (including non-cash
                  interest), plus                                       $

         3.       Depreciation and amortization expense and other
                  similar non-cash expense, plus                        $

         4.       Taxes, federal or state, imposed on income            $

         Sum of 1 through 4                                             $


Total Leverage Ratio = (A) / (B)                                    = :1.0
                                                                     -----


Compliance:                Yes              No

Credit Agreement/CT Communications



                                  COVENANT 4.2

                   Indebtedness to Total Capitalization Ratio


           As of the fiscal quarter ended ________________, _________.


         (A)      Indebtedness              $_________________

         (B)      Total Capitalization      $_________________

         Indebtedness to Total Capitalization Ratio  =   (A) / B) = ______:1.0



         Compliance:                Yes              No

Credit Agreement/CT Communications


                                 EXHIBIT 10.1(A)

                                     FORM OF
                                    TERM NOTE

$________________                                           __________ __, 200_

         FOR VALUE RECEIVED, the undersigned, __________________________ ("Borrower"), hereby unconditionally promises to pay to the order of ________________ ("Lender"), at the office of Administrative Agent (as defined below) at 5500 South Quebec Street, Greenwood Village, Colorado 80111, or at such other place as the holder of this Term Note may from time to time designate in writing, in lawful money of the United States of America and in immediately available funds, the principal sum of ___________________________________ UNITED STATES DOLLARS (US $_____________), or, if less, the aggregate unpaid principal amount of all advances made to Borrower by Lender pursuant to subsection 1.1(A) of the Credit Agreement described below, at such times as are specified therein.

         This Term Note is payable in installments on the dates and in the amounts set forth in the Credit Agreement.

         This Term Note is one of the Notes referred to in, was executed and delivered pursuant to, and evidences indebtedness of Borrower incurred under, that certain Credit Agreement, dated as of May 4, 2001, by and among CT Communications, Inc. ("CT"), certain Subsidiaries of CT, CoBank, ACB, in its capacity as Administrative Agent for the Lenders ("Administrative Agent"), and each of the Lenders party thereto from time to time (as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, the "Credit Agreement"), to which reference is hereby made for a statement of the terms and conditions under which the indebtedness evidenced hereby was made and is to be repaid and for a statement of Administrative Agents' and Lender's remedies upon the occurrence of an Event of Default, including, without limitation, the remedy of acceleration. Capitalized terms used herein but not otherwise specifically defined shall have the meanings ascribed to such terms in the Credit Agreement.

         Borrower promises to pay interest on the outstanding unpaid principal amount hereof from the date hereof until payment in full at the rate from time to time applicable to the Term Loans as determined in accordance with the Credit Agreement; provided, however, that upon the occurrence and during the continuance of an Event of Default, Borrower promises to pay interest on the outstanding principal balance of this Term Note at the rate of interest applicable following the occurrence of an Event of Default as determined in accordance with the Credit Agreement.

         Interest on this Term Note shall be payable, at the times and from the dates specified in the Credit Agreement, on the date of any prepayment hereof, at maturity, whether due by acceleration or otherwise, and as otherwise provided in the Credit Agreement. From and after the date when the principal balance hereof becomes due and payable, whether by acceleration or otherwise, interest hereon shall be payable on demand. In no contingency or event whatsoever shall interest charged hereunder, however such interest may be characterized or computed, exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination,

Credit Agreement/CT Communications


deem applicable hereto. In the event that such a court determines that Lender has received interest hereunder in excess of the highest rate applicable hereto, such excess shall be applied in accordance with the terms of the Credit Agreement.

         This Term Note may be prepaid in whole or in part at any time subject to the terms of the Credit Agreement.

         Except for any notices expressly required by the Loan Documents and as otherwise required by applicable law, Borrower hereby waives demand, presentment and protest and notice of demand, presentment, protest and nonpayment.

         Borrower further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including attorneys' fees and legal expenses, incurred by Lender in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

         THIS TERM NOTE SHALL BE GOVERNED BY, AND INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS THAT REQUIRE OR PERMIT APPLICATION OF THE LAWS OF ANY OTHER STATE OR JURISDICTION) AND DECISIONS OF THE STATE OF COLORADO. Whenever possible each provision of this Term Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Term Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Term Note. Whenever in this Term Note reference is made to Administrative Agent, Agents, Lender or Borrower, such reference shall be deemed to include, as applicable, a reference to their respective permitted successors and assigns and in the case of Lender, any financial institution to which it has sold or assigned all or any part of its interest in the Term Loans or in its commitment to make the Term Loans as permitted by the Credit Agreement. The provisions of this Term Note shall be binding upon and shall inure to the benefit of such permitted successors and assigns. Borrower's successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for Borrower.

                                               [NAME OF BORROWER]


                                               By: ____________________________
                                                   Name: ______________________
                                                   Title: _____________________

Credit Agreement/CT Communications


                                 EXHIBIT 10.1(B)

                                     FORM OF
                                 REVOLVING NOTE

$________________                                           __________ __, 200_

         FOR VALUE RECEIVED, the undersigned, _______________________ ("Borrower"), hereby unconditionally promises to pay to the order of _________________________ ("Lender"), at the office of Administrative Agent (as defined below) at 5500 South Quebec Street, Greenwood Village, Colorado 80111, or at such other place as the holder of this Revolving Note may from time to time designate in writing, in lawful money of the United States of America and in immediately available funds, the principal sum of __________________________ UNITED STATES DOLLARS (US $_____________), or, if less, the aggregate unpaid principal amount of all advances made to Borrower by Lender pursuant to subsection 1.1(B) of the Credit Agreement described below, at such times as are specified therein.

         This Revolving Note is one of the Notes referred to in, was executed and delivered pursuant to, and evidences indebtedness of Borrower incurred under, that certain Credit Agreement, dated as of May 4, 2001, by and among CT Communications, Inc. ("CT"), certain subsidiaries of CT, CoBank, ACB, in its capacity as Administrative Agent for the Lenders ("Administrative Agent"), and each of the Lenders party thereto from time to time (as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, the "Credit Agreement"), to which reference is hereby made for a statement of the terms and conditions under which the indebtedness evidenced hereby was made and is to be repaid and for a statement of Administrative Agents' and Lender's remedies upon the occurrence of an Event of Default, including, without limitation, the remedy of acceleration. Capitalized terms used herein but not otherwise specifically defined shall have the meanings ascribed to such terms in the Credit Agreement.

         Borrower promises to pay interest on the outstanding unpaid principal amount hereof from the date hereof until payment in full at the rate from time to time applicable to the Revolving Loans as determined in accordance with the Credit Agreement; provided, however, that upon the occurrence and during the continuance of an Event of Default, Borrower promises to pay interest on the outstanding principal balance of this Revolving Note at the rate of interest applicable following the occurrence of an Event of Default as determined in accordance with the Credit Agreement.

         Interest on this Revolving Note shall be payable, at the times and from the dates specified in the Credit Agreement, on the date of any prepayment hereof, at maturity, whether due by acceleration or otherwise, and as otherwise provided in the Credit Agreement. From and after the date when the principal balance hereof becomes due and payable, whether by acceleration or otherwise, interest hereon shall be payable on demand. In no contingency or event whatsoever shall interest charged hereunder, however such interest may be characterized or computed, exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that Lender has received interest hereunder in excess of the highest rate applicable hereto, such excess shall be applied in accordance with the terms of the Credit Agreement.

Credit Agreement/CT Communications


         Except for any notices expressly required by the Loan Documents and as otherwise required by applicable law, Borrower hereby waives demand, presentment and protest and notice of demand, presentment, protest and nonpayment.

         Borrower further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including attorneys' fees and legal expenses, incurred by Lender in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

         THIS REVOLVING NOTE SHALL BE GOVERNED BY, AND INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS THAT REQUIRE OR PERMIT APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION) AND DECISIONS OF THE STATE OF COLORADO. Whenever possible each provision of this Revolving Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Revolving Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Revolving Note. Whenever in this Revolving Note reference is made to Administrative Agent, Agents, Lender or Borrower, such reference shall be deemed to include, as applicable, a reference to their respective permitted successors and assigns and in the case of Lender, any financial institution to which it has sold or assigned all or any part of its interest in the Revolving Loans or in its commitment to make the Revolving Loans as permitted by the Credit Agreement. The provisions of this Revolving Note shall be binding upon and shall inure to the benefit of such permitted successors and assigns. Borrower's successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for Borrower.


                                               [NAME OF BORROWER]


                                               By: ____________________________
                                                   Name: ______________________
                                                   Title: _____________________

Credit Agreement/CT Communications


                                 EXHIBIT 10.1(C)


                                     FORM OF
                                JOINDER AGREEMENT


         THIS JOINDER AGREEMENT (the "Agreement"), dated as of _____________, 20__, is by and between _____________________, a ___________________ (the
"Subsidiary"), and CoBANK, ACB, in its capacity as Administrative Agent under that certain Credit Agreement (as it may be amended, modified, extended or restated from time to time, the "Credit Agreement"), dated as of May 4, 2001 by and among CT COMMUNICATIONS, INC., and certain of its Subsidiaries, as Borrowers, the Lenders and CoBank, ACB, as Administrative Agent. All of the defined terms in the Credit Agreement are incorporated herein by reference.

         The Borrowers are required by Section 2.8 of the Credit Agreement to cause the Subsidiary to become a "Borrower" thereunder.

         Accordingly, the Subsidiary hereby agrees as follows with the Administrative Agent, for the benefit of the Lenders:

         1. The Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Subsidiary will be deemed to be a party to the Credit Agreement and a "Borrower" for all purposes of the Credit Agreement and the other Loan Documents, and shall have all of the obligations of a Borrower thereunder as if it had executed the Credit Agreement and the other Loan Documents. The Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Loan Documents, including without limitation (i) all of the representations and warranties of the Borrowers set forth in Section 5 of the Credit Agreement and
(ii) all of the affirmative and negative covenants set forth in Sections 2, 3 and 4 of the Credit Agreement. Without limiting the generality of the foregoing terms of this paragraph 1, the Subsidiary hereby jointly and severally together with the other Borrowers, guarantees to each Lender and the Administrative Agent as provided in the Credit Agreement the prompt payment and performance of the Obligations of the Borrowers in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) strictly in accordance with the terms thereof and agrees that if any of such Obligations are not paid or performed in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise), the Subsidiary will, jointly and severally together with the other Borrowers, promptly pay and perform the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Obligations of the Borrowers, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) in accordance with the terms of such extension or renewal.

         2. The Subsidiary acknowledges and confirms that it has received a copy of the Credit Agreement and the schedules and exhibits thereto. The information on the schedules to the Credit Agreement are hereby amended to provide the information shown on the attached Schedule A.

Credit Agreement/CT Communications


         3. CT, on behalf of the Borrowers, confirms that all of the Borrowers' obligations under the Credit Agreement are, and upon the Subsidiary becoming a Borrower, shall continue to be, in full force and effect. The parties hereto confirm and agree that immediately upon the Subsidiary becoming a Borrower the term "Obligations," as used in the Credit Agreement, shall include all obligations of such Subsidiary under the Credit Agreement and under each other Loan Documents.

         4. The Subsidiary hereby agrees that upon becoming a Borrower it will assume all Obligations of a Borrower as set forth in the Credit Agreement.

         5. CT, on behalf of each of the Borrowers, and the Subsidiary agree that at any time and from time to time, upon the written request of the Administrative Agent, each will execute and deliver such further documents and do such further acts and things as the Administrative Agent may reasonably request in order to effect the purposes of this Agreement.

         6. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

         7. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Colorado.





                   [Signatures appear on the following page.]

Credit Agreement/CT Communications


         IN WITNESS WHEREOF, CT, on behalf of each of the Borrowers. and the Subsidiary have caused this Agreement to be duly executed by its authorized officer, and the Administrative Agent, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.


                                       CT COMMUNICATIONS, INC., on behalf of the Borrowers


                                       By: _____________________________________
                                           Name: _______________________________
                                           Title: ______________________________


                                       [SUBSIDIARY]


                                       By: _____________________________________
                                           Name: _______________________________
                                           Title: ______________________________



                                       Acknowledged and accepted:

                                       CoBANK, ACB, as Administrative Agent


                                       By: _____________________________________
                                           Name: _______________________________
                                           Title: ______________________________

Credit Agreement/CT Communications



                                   SCHEDULE A
                                       to
                                Joinder Agreement



                          Schedules to Credit Agreement

Credit Agreement/CT Communications


                                 EXHIBIT 10.1(D)

                                     Form of
                            Lender Addition Agreement


         This Lender Addition Agreement ("Agreement") is made as of ______________ ___, ____, between ______________________ ("Assigning Lender")
and _________________________ ("Additional Lender"). All capitalized terms used in this Agreement and not otherwise defined herein will have the respective meanings set forth in the Credit Agreement (as hereinafter defined).

                                    Recitals

         WHEREAS, Administrative Agent, Assigning Lender, certain other financial institutions, and CT Communications, Inc., on behalf of itself and its subsidiaries which are a party thereto (collectively, "Borrower"), have entered into a certain Credit Agreement, dated as of May 4, 2001 (as amended from time to time, the "Credit Agreement") pursuant to which Assigning Lender has agreed to make certain Loans to Borrower; and

         WHEREAS, Assigning Lender desires to assign to Additional Lender all or a portion of its interest in the Loans and the Collateral and to delegate to Additional Lender all or a portion of its Loan Commitments and other duties with respect to such Loans and the Collateral; and

         WHEREAS, Additional Lender desires to become a Lender under the Credit Agreement and to accept such assignment and delegation from Assigning Lender; and

         WHEREAS, Additional Lender desires to appoint Administrative Agent to serve as agent for Additional Lender under the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Assigning Lender, Administrative Agent and Additional Lender agree as follows:

                                    SECTION 1

                     Assignment, Delegation, and Acceptance

1.1      Assignment

         A. Assigning Lender hereby transfers and assigns to Additional Lender, without recourse and without representations or warranties of any kind (except as set forth in Sections 1.1(B) and 3.2 of this Agreement), such percentage of Assigning Lender's right, title and interest in the Loans, Credit Agreement and the Loan Documents as will result in Additional Lender having, as of the Effective Date (as hereinafter defined) of this Agreement, its Pro Rata Share (as set forth in Schedule A of this Agreement, attached hereto and made a part hereof) thereof. All fees payable to Assigning Lender under the Credit Agreement accrued prior to the Effective Date are for the account of

Credit Agreement/CT Communications


Assigning Lender. Interest accrued but unpaid prior to the Effective Date shall be for the account of Assigning Lender. Each of Assigning Lender and the Additional Lender hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

         B. Assigning Lender hereby represents and warrants to Additional Lender that it has not previously assigned or transferred the Assigned Amount (as hereinafter defined). The Assigned Amount is free and clear of all liens, charges or encumbrances created by, through or under Assigning Lender.

1.2      Delegation

         Assigning Lender hereby delegates to Additional Lender all or a portion of its Loan Commitments and its other duties and obligations as a Lender under the Credit Agreement and the Loan Documents equivalent to Additional Lender's Pro Rata Share.

1.3      Acceptance by Additional Lender

         By its execution of this Agreement, Additional Lender accepts such assignment and delegation and agrees to be a Lender under the Loans and to be bound by the terms and conditions thereof.

1.4      Effective Date

         Subject to compliance with Section 8.1 of the Credit Agreement, such assignment and delegation will be effective and Additional Lender will become a Lender under the Credit Agreement and the Loan Documents as of ______________ ___, ____, ("Effective Date") [upon Administrative Agent's and if applicable, Borrower's acceptance hereof].

                                    SECTION 2

                   Initial Payment and Delivery of Term Notes

2.1      Payment of the Assigned Amount

         Additional Lender will pay to Assigning Lender, in immediately available funds, not later than 12:00 p.m. New York time on the Effective Date, an amount equal to its Pro Rata Share of the then outstanding principal amount of the Loans ("Assigned Amount") as set forth on Schedule "A" hereof.

2.2      Execution and Delivery of Notes

         Following payment by Additional Lender under Section 2.1 hereof, Assigning Lender will deliver the old Note(s) to Administrative Agent for redelivery to Borrower and Borrower will execute and deliver to Administrative Agent, for delivery to Assigning Lender and Additional

Credit Agreement/CT Communications


Lender, new Note(s) evidencing Additional Lender's and Assigning Lender's respective Pro Rata Shares in the Loans after giving effect to the assignment described in Section 1 of this Agreement. Each new Note will be issued in the aggregate maximum principal amount of the Loan Commitments of the Lender to whom such Note is issued.

                                    SECTION 3

           Additional Lender's and Assigning Lender's Representations,
                            Warranties and Covenants

         3.1 Additional Lender hereby represents, warrants and covenants the following to Assigning Lender and Administrative Agent:

         A. This Agreement is a legal, valid and binding agreement of Additional Lender, enforceable according to its terms;

         B. The execution and performance by Additional Lender of its duties and obligations under this Agreement, the Credit Agreement and the Loan Documents will not require any registration with, notice to, or consent or approval by any federal, state, or local governmental or regulatory body;

         C. Additional Lender is familiar with transactions of the kind and scope reflected in the Credit Agreement and the Loan Documents and in this Agreement;

         D. Additional Lender has made its own independent investigation and appraisal of the financial condition and affairs of Borrower, has conducted its own evaluation of the Loans, the Credit Agreement and the Loan Documents, and Borrower's creditworthiness, has made its decision to become a Lender to Borrower under the Credit Agreement with respect to the Loans independently and without reliance upon Assigning Lender or Administrative Agent, and will continue to do so;

         E. Additional Lender is entering into this Agreement in the ordinary course of its business, and is acquiring its interest in the Loans for its own account and not with a view to or for sale in connection with any subsequent distribution; provided, however, that at all times the distribution of Additional Lender's property shall, subject to the terms of the Credit Agreement, be and remain within its control. No assignment or participation by Additional Lender granted pursuant to Section 8.1 of the Credit Agreement will require Assigning Lender, Administrative Agent or Borrower to file any registration statement with the Securities and Exchange Commission or to apply to qualify under the blue sky laws of any state;

         F. Additional Lender has no loans to, written or oral agreements with, or equity or other ownership interest in Borrower or its Affiliates. Additional Lender will not, and will not permit any party to which it may grant any assignment or participation under Section 8.1 of the Credit Agreement to, enter into any written or oral agreement with, or acquire any equity or other ownership interest in, Borrower or its Affiliates without the prior written consent of Administrative Agent; and

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         G. Additional Lender is capable of making LIBOR Loans under the Credit
Agreement.

3.2      Assigning Lender's Representations and Warranties

         Assigning Lender hereby represents and warrants the following to Additional Lender and Agent:

         A. This Agreement is a legal, valid and binding agreement of Assigning Lender, enforceable according to its terms;

         B. The execution and performance by Assigning Lender of its duties and obligations under this Agreement, the Credit Agreement and the Loan Documents will not require any registration with, notice to or consent or approval by any federal, state or local governmental or regulatory body;

         C. Assigning Lender has full power and authority, and has taken all action necessary to execute and deliver this Agreement and to fulfill the obligations hereunder and to consummate the transactions contemplated hereby; and

         D. Assigning Lender has not previously assigned or transferred the interests being assigned hereby, and such interest are free and clear of any adverse claim, lien, encumbrance, security interest, restriction on transfer, purchase option, call or similar right of a third party or other defect in title created by, through or under Assigning Lender.

                                    SECTION 4

                            Limitations of Liability

         Except as provided in Sections 1.1(B) and 3.2, neither Assigning Lender nor Administrative Agent makes any representations or warranties of any kind, nor assumes any responsibility or liability whatsoever, with regard to (i) the Credit Agreement, the Loan Documents or the Loans, (ii) the validity, genuineness, enforceability, or collectibility of any of them, or (iii) the solvency, financial condition or statements of Borrower or any other party to the Loan Documents. Neither Assigning Lender nor Administrative Agent has or will have any duty, either initially or on a continuing basis, to make any investigation, evaluation, or appraisal on behalf of Additional Lender, nor will Assigning Lender or Administrative Agent have any responsibility or liability with respect to the accuracy or completeness of any information provided to Additional Lender which has been provided to Assigning Lender or Administrative Agent by Borrower or by any third party. Nothing in the Agreement or in the Credit Agreement and the Loan Documents shall impose upon Assigning Lender or Administrative Agent any fiduciary relationship in respect of Additional Lender.

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                                    SECTION 5

                               Failure to Enforce

5.1      Not a Waiver

         No failure or delay on the part of Administrative Agent or Assigning Lender in the exercise of any power, right, or privilege hereunder or under the Credit Agreement or any Loan Document will impair such power, right, or privilege or be construed to be a waiver of any default or acquiescence therein. No single or partial exercise of any such power, right, or privilege will preclude further exercise thereof or of any other right, power, or privilege.

5.2      Remedies Cumulative

         All rights and remedies existing under this Agreement are cumulative with, and not exclusive of, any rights or remedies otherwise available.

                                    SECTION 6

                                     Notices

         Unless otherwise specifically provided herein, any notice or other communication required or permitted to be given will be in writing and addressed to the respective party as set forth below its signature hereunder, or to such other address as the party may designate in writing to the other.

                                    SECTION 7

                  Survival of Indemnities and Continuing Effect

         This Agreement will continue in full force and effect as to Additional Lender so long as any amounts of principal, interest, or fees are owed to Additional Lender or the Loan Commitments remain outstanding; provided, however, that Additional Lender's obligation to indemnify Administrative Agent and Additional Lender's obligations of confidentiality hereunder and under the Credit Agreement will continue notwithstanding any termination of this Agreement or the Credit Agreement.

                                    SECTION 8

                             Amendments and Waivers

         No amendment, modification, termination, or waiver of any provision of this Agreement will be effective without the written concurrence of Assigning Lender, Administrative Agent and Additional Lender.

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                                    SECTION 9

                                  Severability

         Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law. In the event any provision of this Agreement is or is held to be invalid, illegal or unenforceable under applicable law, such provision will be ineffective only to the extent of such invalidity, illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Agreement. In addition, in the event any provision of or obligation under this Agreement is or is held to be invalid, illegal, or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations in any other jurisdictions will not in any way be affected or impaired thereby.

                                   SECTION 10

                                 Section Titles

         Section and Subsection titles in this Agreement are included for convenience of reference only, do not constitute a part of this Agreement for any other purpose, and have no substantive effect.

                                   SECTION 11

                             Successors and Assigns

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                                   SECTION 12

                                 Applicable Law

         THIS AGREEMENT WILL BE CONSTRUED IN ALL RESPECTS IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF COLORADO, WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAWS PROVISIONS THAT REQUIRE OR PERMIT APPLICATION OF THE LAWS OF ANY OTHER STATE OR JURISDICTION

                                   SECTION 13

                                Withholding Taxes

         If Additional Lender is, as of the Effective Date, or thereafter becomes a foreign corporation or a U.S. branch of a foreign corporation, Additional Lender will execute and deliver to Administrative Agent, for delivery to Borrower, within 30 days after the Effective Date and by January 15th of each year, a United States Internal Revenue Service Form 1001 or 4224, or any

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successor form, as appropriate, properly completed and claiming complete exemption from withholding and deduction of United States federal taxes and Additional Lender will execute and deliver to Administrative Agent, promptly upon the expiration of any such form, a new form of like kind. Additional Lender represents and warrants that, as of the Effective Date, it is entitled to receive payments of principal and interest hereunder without deduction for or on account of any taxes imposed by the United States of America or any political subdivision thereof. In the event that after delivering such form, Additional Lender ceases to be exempt from withholding and/or deduction of such taxes, Administrative Agent may withhold and/or deduct the applicable amount from any payments of principal or interest to which Additional Lender otherwise would be entitled. Additional Lender will indemnify Administrative Agent from and against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, or expenses that result from Additional Lender's failure to fulfill its obligations under the terms of this Section 13.

                                   SECTION 14

                                  Counterparts

         This Agreement and any amendments, waivers, consents, or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, will be deemed an original and all of which shall together constitute one and the same instrument.

                                   SECTION 15

                          Consent of Borrower and Agent

         This Agreement is conditioned upon the consent of Borrower and Administrative Agent pursuant to Section 8.1 of the Credit Agreement (unless consent is not required pursuant to such Section 8.1). The execution of this Agreement by Borrower and Administrative Agent is evidence of such consent. Pursuant to Section 8.1 of the Credit Agreement, Borrower has agreed to execute and deliver (1) to Additional Lender, in substitution for its existing Notes, new Notes payable to the order of Additional Lender to evidence the assignment and assumption provided for herein and (2) to Assigning Lender, in substitution for its existing Notes, new Notes payable to the order of Assigning Lender to evidence the assignment and assumption provided for herein. The Assigning Lender further agrees to pay a non-refundable administrative fee of $2,000 in connection with the assignment herein (if applicable), as provided in Section 8.1(C) of the Credit Agreement.



                            [Signatures on Next Page]


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         Witness the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.


                                        _______________________________________
(as Additional Lender)                  (as Assigning Lender)


By: ________________________________    By: ___________________________________
Its: _______________________________    Its: __________________________________
Notice Address:                         Notice Address:

                                        _______________________________________
                                        _______________________________________
                                        _______________________________________
Attn: ______________________________    Attn: _________________________________
Telephone: _________________________    Telephone: ____________________________
Fax: _______________________________    Fax: __________________________________

Account Information                     Account Information:
[BANK]                                  [BANK]
ABA: _______________________________    ABA: __________________________________
Attn: ______________________________    Attn: _________________________________
Acct.#: ____________________________    Acct.#: _______________________________
Reference: _________________________    Reference: ____________________________

COBANK, ACB,                            CT COMMUNICATIONS, INC.
    as Administrative Agent                as Borrower, on behalf of itself and
                                           the other Borrowers


By: ________________________________    By: ___________________________________
Its: _______________________________    Its: __________________________________
Notice Address:                         Notice Address:
5500 South Quebec Street                68 Cabarrus Avenue East
Greenwood Village, CO 80111             P.O. Box 227
                                        Concord, NC  28026-0227


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                     Schedule A to Lender Addition Agreement

This Schedule amends the Credit Agreement to the extent necessary to reflect the assignment by Assigning Lender to Additional Lender of its right, title, and interest in the Loans and the Credit Agreement and Loan Documents equivalent to Additional Lender's Pro Rata Share and the reduction of Assigning Lender's Loan Commitments. All capitalized terms used in this Schedule and not so defined herein shall have the respective meanings set forth in the Lender Addition Agreement to which this Schedule is attached, or, if not so defined therein, in the Credit Agreement. All percentages set forth on this Schedule A shall be carried to the seventh decimal.

1.       Loans and Loan Commitments Assigned to Additional Lender

         Revolving Loan Commitments   -        $____________

         Pro Rata Share               -         ___________%

         Term Loan Commitments        -        $____________

         Pro Rata Share               -         ___________%


         All fees payable to Assigning Lender under the Credit Agreement accrued prior to the Effective Date are for the account of Assigning Lender and such fees accruing from the including the date hereof are for the pro rata account of Additional Lender.

2.       Loans and Loan Commitments Retained by Assigning Lender

         Revolving Loan Commitments   -        $___________

         Pro Rata Share               -         __________%

         Term Loan Commitments        -        $___________

         Pro Rata Share               -         ___________%


3.       Loans Outstanding on the Effective Date

         Loans                        -        $___________

         Assigned Amount              -        $___________






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4.       Interest Rate to Additional Lender

         As set forth in the Credit Agreement, pro rata based on Additional Lender's Pro Rata Share of the Loans. Interest accrued prior to the Effective Date shall be for the account of Assigning Lender.